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                                Flag Investors
                        Investing With A Difference(R)

                               European Mid-Cap
                                     Fund

                                 Annual Report

                                August 31, 2000

Report Highlights
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 . The Fund's Class A shares produced a total return of 45.74% (excluding sales charges) for the year ended August 31, 2000, outperforming the MDAX Index return of -0.44% for the same time period.

 . The Fund's strong outperformance was primarily due to its positioning during the first half of the fiscal year. These positions included an overweighting in the Internet, media and telecommunications sectors. Strong stock selection across the market sectors also benefited the Fund, as we seek only those smaller and mid-size European companies that offer what we believe to be the greatest value and growth potential.

 . The European mid-cap equity markets saw polarized investor sentiment from the first half of the fiscal year to the second. Technology, media and telecommunications (TMT) stocks strongly outperformed in the first half. In the second half of the year, TMT stocks experienced a significant correction, and the equity markets were dominated instead by stock-specific stories.

 . While volatility will likely continue for the near term, we expect mid-cap
  European equity market performance to gain strength over the longer term based primarily on robust GDP growth prospects for the region and double-digit earnings growth expectations for many European companies with strong management and competitive products. Opportunities created by Economic Monetary Union, Europe's move toward creating greater shareholder value, and strong ongoing merger and acquisition activity also bode well for the mid-cap European markets.

Fund Performance
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Growth of a $10,000 Investment in Class A Shares/1/
October 17, 1997 - August 31, 2000


         $10,000 invested in the Flag Investors European Mid-Cap Fund
                Class A Shares at inception on October 17, 1997
                     was worth $18,049 on August 31, 2000.

                             [GRAPH APPEARS HERE]

                     10/17/97                     $10,000
                                                  $ 9,552
                                                  $10,552
                                                  $12,568
                      8/31/98                     $11,376
                                                  $11,576
                                                  $11,695
                                                  $11,363
                      8/31/99                     $12,384
                                                  $13,276
                                                  $20,875
                                                  $17,109
                    8/31/2000                     $18,049

Flag Investors European Mid-Cap Fund -- Class A

                                                   Cumulative Total Return    Average Annual Total Return
                                                   -----------------------    ----------------------------
                                                                      Since                          Since
                                                         Past     inception          Past        inception
  Periods ended August 31, 2000                        1 year      10/17/97        1 year         10/17/97
-----------------------------------------------------------------------------------------------------------
European Mid-Cap Fund --
  Class A Shares/1/                                    45.74%         80.49%        45.74%           22.83%
-----------------------------------------------------------------------------------------------------------
MDAX Index/2/                                          -0.44%          4.27%/4/     -0.44%         1.49%/4/
-----------------------------------------------------------------------------------------------------------
Lipper European Region
  Funds Average/3/                                     25.06%         54.45%/4/     25.06%        16.01%/4/
-----------------------------------------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning October 31, 1997.

Fund Performance
--------------------------------------------------------------------------------

Flag Investors European Mid-Cap Fund -- Class B


                                    Cumulative Total Return    Average Annual Total Return
                                    -----------------------    ------------------------------
                                                         Since                      Since
                                          Past       inception        Past      inception
  Periods ended August 31, 2000         1 year         3/30/98      1 year        3/30/98
  -------------------------------------------------------------------------------------------
  European Mid-Cap Fund --
   Class B Shares/1/                    44.33%           56.68%      44.33%         20.36%
  -------------------------------------------------------------------------------------------
  MDAX Index/2/                         -0.44%           -6.93%/4/   -0.44%         -2.92%/4/
  Lipper European Region
  -------------------------------------------------------------------------------------------
   Funds Average/3/                     25.06%           27.19%/4/   25.06%          9.83%/4/
---------------------------------------------------------------------------------------------

-----------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning March 31, 1998.


  Flag Investors European Mid-Cap Fund -- Class C

                                                  Cumulative Total Return           Average Annual Total Return
                                               --------------------------         -----------------------------
                                                                    Since                                 Since
                                                  Past          inception              Past           inception
 Periods ended August 31, 2000                  1 year             9/2/98            1 year              9/2/98
 --------------------------------------------------------------------------------------------------------------------
 European Mid-Cap Fund --
   Class C Shares/1/                               44.42%           59.08%            44.42%           26.19%
 --------------------------------------------------------------------------------------------------------------------
 MDAX Index/2/                                     -0.44%           -1.72%/4/         -0.44%           -0.86%/4/
 --------------------------------------------------------------------------------------------------------------------
 Lipper European Region
   Funds Average/3/                                25.06%           36.17%/4/         25.06%           16.12%/4/
 --------------------------------------------------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning August 31, 1998.

Flag Investors European Mid-Cap Fund
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Additional Performance Information

  The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

  Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

  While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

  The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors European Mid-Cap Fund
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Additional Performance Information (continued)


Change in Value of a $10,000 Investment in Class A Shares/1/
October 17, 1997 - August 31, 2000

                             [GRAPH APPEARS HERE]


        --Flag Investors European Mid-Cap Fund--Class A Shares $17,056
        --MDAX Index/2/ $10,427

                          Flag European Mid-Cap Equity - A         MDAX Index
              10/17/97    $ 9,450                                  $10,000
                          $ 9,027                                  $ 9,819
                          $ 9,972                                  $10,595
                          $11,877                                  $12,317
              8/31/98     $10,750                                  $10,610
                          $10,939                                  $11,059
                          $11,052                                  $10,081
                          $10,738                                  $ 9,683
              8/31/99     $11,703                                  $10,473
                          $12,546                                  $ 9,876
                          $19,727                                  $ 9,876
                          $16,168                                  $10,061
            8/31/2000     $17,056                                  $10,427

Average Annual Total Return/1/

Periods Ended August 31, 2000   1 Year    Since Inception/3/
-------------------------------------------------------------
Class A Shares                  37.73%            20.43%
-------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Benchmark returns are for the period beginning October 31, 1997.
/3/ October 17, 1997.

Flag Investors European Mid-Cap Fund
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Change in Value of a $10,000 Investment in Class B Shares/1/
March 30, 1998 - August 31, 2000

                             [GRAPH APPEARS HERE]


       --Flag Investors European Mid-Cap Fund--Class B Shares $15,368
       --MDAX Index/2/ $9,307

                       Flag European Mid-Cap Equity - B     MDAX Index
           3/30/98     $10,000                              $10,000
                       $10,556                              $10,994
           8/31/98     $ 9,538                              $ 9,470
                       $ 9,698                              $ 9,871
                       $ 9,780                              $ 8,999
                       $ 9,579                              $ 8,643
           8/31/99     $10,421                              $ 9,348
                       $11,153                              $ 8,815
                       $17,504                              $ 8,815
                       $14,435                              $ 8,981
         8/31/2000     $15,368                              $ 9,307

Average Annual Total Return/1/

Periods Ended August 31, 2000     1 Year    Since Inception/3/
--------------------------------------------------------------
Class B Shares                    39.34%            19.40%
--------------------------------------------------------------

--------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Benchmark returns are for the period beginning March 31, 1998.
/3/ March 30, 1998.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class C Shares/1/
September 2, 1998 - August 31, 2000

                             [GRAPH APPEARS HERE]

       --Flag Investors European Mid-Cap Fund--Class C Shares $15,908
       --MDAX Index/2/ $9,828

                           Flag European Mid-Cap Equity - C         C MDAX Index
              9/2/98       $10,000                                  $10,000
                           $10,256                                  $10,423
                           $10,343                                  $ 9,502
                           $10,021                                  $ 9,127
              8/31/99      $10,905                                  $ 9,871
                           $11,786                                  $ 9,308
                           $18,505                                  $ 9,308
                           $15,114                                  $ 9,483
            8/31/2000      $15,908                                  $ 9,828


Average Annual Total Return/1/

Periods Ended August 31, 2000        1 Year                Since Inception/3/
-----------------------------------------------------------------------------
  Class C Shares                     43.42%                   26.19%
-----------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MDAX Index is an unmanaged broad-based market index of 70 medium sized
    German companies. Benchmark returns are for the period beginning August 31, 1998.
/3/ September 2, 1998.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present you with this annual report for Flag Investors European Mid-Cap Fund (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

  For the fiscal year, the Fund significantly outperformed its benchmark. The Fund's Class A shares produced a return of 45.74% for the twelve months ended August 31, 2000, as compared to -0.44% for the MDAX Index. The Fund's Class B and Class C shares produced annual returns of 44.33% and 44.42%, respectively.

  This strong outperformance was primarily due to the Fund's positioning during the first half of the fiscal year. These positions included an overweighting in the Internet, media and telecommunications sectors and investments in smaller as well as mid-cap companies. Strong stock selection across the market sectors also benefited the Fund. During the second half of the fiscal year, the Fund was impacted by its exposure to the technology sector, which experienced a significant correction during these months. Still, we successfully sold certain technology positions that we considered overvalued in a timely manner, and we also focused on holding the more traditional technology stocks. Holdings in the biotechnology sector positively contributed to Fund performance.

  Some of the Fund's best performers for the fiscal period were smaller, high-growth Neuer Markt stocks. The Neuer Markt is the regulated market segment of the German Stock Exchange specializing in younger, innovative companies. These Portfolio positions included Qiagen and Intershop Communications, which each jumped more than 400% during the fiscal year. Qiagen provides technologies for separating and purifying DNA and RNA. Intershop develops and markets software for Internet commerce. Another Neuer Markt outperformer was D. Logistics, which rose over 900% during the annual period. D. Logistics is a consulting firm that helps companies, airports and hospitals manage warehousing problems, loading logistics and supplies. It is important to keep in mind that these types of returns are not typical and are unlikely to reoccur. Among MDAX stocks, Altana and Porsche were the strongest contributors to Fund performance, up 70% and 67%, respectively, for the twelve months. Altana is a specialty chemicals and pharmaceutical company with an

--------------------------------------------------------------------------------

interesting, newly emerging biotech pipeline. Porsche is the well-known niche car manufacturer.

Investment Environment

  As a whole, Europe rose 10.08% in US dollar terms during the fiscal period. Most of this performance can be attributed to the first half of the fiscal year, with the region's markets as a whole down 3.43% in the latter half. The markets were impacted by only slowly improving domestic growth rates, increased competition, concerns about interest rate hikes both from the US Federal Reserve Board and the European Central Bank, and a weakening Euro currency. Later in the fiscal year, there were signs that the economies of "core Europe" were finally picking up, including the mainly export-driven growth of Germany and France. Also, while the European Central Bank did raise interest rates four times in the first six months of 2000 in response to global inflation worries, it did not succumb to the temptation to dramatically raise rates in an effort to stabilize the currency. Instead, it pursued a policy of moderate growth.

  Mid-cap European stocks, however, including members of the MDAX, disappointed and lost ground in US dollar terms. The MDAX was down 0.44% for the annual reporting period, as high volatility and divergent development of "New Economy" vs. "Old Economy" stocks dominated. During the first half of the reporting period, markets were driven by enthusiasm for technology, media and telecommunications stocks.

  During the second half of the fiscal year, many European investors began to doubt the valuations implied by stock prices and looked instead for sales and earnings visibility. Quality became increasingly important, and those companies missing published earnings targets were severely punished. There was a global correction of technology, media and telecommunications stocks in general and of Internet-related stocks in particular during these months. The result was a rotation into more traditional defensive sectors, such as pharmaceuticals, financial services and consumer goods, and a subsequent recovery for the MDAX Index. Financial stocks in the German mid-cap equity market particularly benefited from the approval of German tax reform, which puts into effect a decrease in corporate taxation and allows for the tax-efficient sale of company holdings.

--------------------------------------------------------------------------------

  Neuer Markt stocks turned in mixed performance, with some companies gaining ten-fold during the annual period and others losing 90% of their value. The best performing sectors within the Neuer Markt were biotechnology, logistics/transport, and selective technology stocks. During the second calendar quarter, four of the Fund's holdings were among the 10 best-performing stocks of the more than 300-member Neuer Markt Index.

  European mid-cap markets continued to respond positively to rising merger activity, as companies sought to take advantage of the new opportunities created by an enlarged "domestic" market. Corporate restructuring, privatization and deregulation are also combining to create a new investment frontier--and greater value for shareholders. For example, among the Portfolio's holdings, Kiekert, a German car-lock manufacturer, advanced heavily based on expectations of a takeover by a group led by the venture capital arm of Schroders for 35 euros per share. While no two economies are alike, we believe the current environment in Europe offers some parallels to the US corporate environment in the 1980s, which among other things, helped propel the US stock market to record highs through the late 1980s and the 1990s.

Looking Ahead

  In the near term, we believe there will likely be continued volatility in the European mid-cap equity markets. However, several factors lead us to a generally optimistic outlook for these markets more long term. In our view, favorable signs include ongoing deregulation and corporate restructuring, which in turn should lead to higher corporate efficiency and a more positive earnings outlook. Upcoming pension reform could also lead to increased demand for equities within several European countries. We believe MDAX members in particular could profit ahead from the recent sector rotation and the re-discovery of "Old Economy" stocks and their comparatively low valuations. The impact of Economic Monetary Union will continue to ripple through the various nations of Europe's economies. Mergers and acquisitions are likely to continue and perhaps even accelerate across most sectors, providing upward price momentum. Earnings growth prospects are favorable for many European companies across the sector spectrum.

  The primary risk to Europe's equity markets is negative sentiment from the US, particularly regarding the technology sector. High oil prices and a weak euro leading to inflation, which in turn could lead to further interest

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

rate hikes by the European Central Bank and dampened economic growth, are also conditions to monitor carefully. Global economic growth weakening unexpectedly poses a risk to the markets as well. It is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund's management team to select an effective mix of promising technology stocks, special situations within the more traditional sectors, EMU winners, and selective European stocks that are leaders in their industries more crucial than ever.

  We believe the Fund's investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.

Sincerely,

/s/  Klaus Martini                            /s/ Claudia Rathgeb

Klaus Martini
Claudia Rathgeb
on behalf of the Portfolio Management Team
August 31, 2000

Flag Investors European Mid-Cap Fund
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Statement of Assets and Liabilities                              August 31, 2000

--------------------------------------------------------------------------------
Assets:
 Investment in Provesta Portfolio (the "Portfolio"), at value................     $39,744,749
 Receivable from Manager for expense reimbursement...........................          28,683
 Receivable for capital shares sold..........................................         180,178
 Receivable from Provesta Portfolio for withdrawals..........................          70,603
 Foreign tax reclaim receivable..............................................          31,792
 Deferred organization costs.................................................           5,343
                                                                                  -----------
  Total assets...............................................................      40,061,348
                                                                                  -----------
Liabilities:
 Payable for capital shares redeemed.........................................         102,450
 Payable to Provesta Portfolio for contributions.............................         110,363
 Transfer agent fees payable.................................................           7,185
 Distribution and service fees payable.......................................          17,432
 Accounting fees payable.....................................................           1,900
 Administration fees payable.................................................           6,282
 Other accrued expenses......................................................          25,428
                                                                                  -----------
  Total liabilities..........................................................         271,040
                                                                                  -----------
  Net assets.................................................................     $39,790,308
                                                                                  ===========
Net Assets Consist of:
 Capital stock, $0.001 par value.............................................     $     1,913
 Paid-in capital.............................................................      28,912,515
 Accumulated net investment income...........................................         219,444
 Accumulated net realized gain on investments
  and foreign currency transactions..........................................         906,596
 Net unrealized appreciation of investments, foreign currency
  translations and foreign currency contracts................................       9,749,840
                                                                                  -----------
  Net assets.................................................................     $39,790,308
                                                                                  ===========
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
 Class A Shares
  Net assets.................................................................     $23,536,366
                                                                                  ===========
  Shares outstanding.........................................................       1,065,579
                                                                                  ===========
  Net asset value and redemption price per share.............................     $     22.09
                                                                                  ===========
  Offering price per share ($22.09 / .945)...................................     $     23.38
                                                                                  ===========
 Class B Shares
  Net assets.................................................................     $12,656,105
                                                                                  ===========
  Shares outstanding.........................................................         661,974
                                                                                  ===========
  Net asset value and offering price per share...............................     $     19.12
                                                                                  ===========
  Minimum redemption price per share ($19.12 x .95)..........................     $     18.16
                                                                                  ===========

 Class C Shares
  Net assets.................................................................     $ 3,597,837
                                                                                  ===========
  Shares outstanding.........................................................         185,189
                                                                                  ===========
  Net asset value and offering price per share...............................     $     19.43
                                                                                  ===========
  Minimum redemption price per share ($19.43 x .99)..........................     $     19.24
                                                                                  ===========

See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Statement of Operations

                                                                                       For the
                                                                                    Year Ended
                                                                                    August 31,
-----------------------------------------------------------------------------------------------
                                                                                          2000
Investment Income:
Investment Income and Expenses Allocated from Provesta Portfolio:
 Dividend income.................................................................   $   232,506
 Less: Foreign withholding taxes.................................................       (22,075)
                                                                                    -----------
    Net dividend income..........................................................       210,431
 Interest income.................................................................        52,367
 Expenses........................................................................      (465,568)
                                                                                    -----------
    Expenses in excess of income allocated from Provesta Portfolio...............      (202,770)
                                                                                    -----------
Expenses:
 Transfer agent fees.............................................................        79,458
 Administration fees.............................................................        74,811
 Accounting fees.................................................................        22,800
 Professional fees...............................................................        21,672
 Registration fees...............................................................        29,104
 Reports to shareholders.........................................................        25,928
 Directors' fees.................................................................         2,516
 Amortization of organization costs..............................................         2,525
 Distribution fees
  Class A Shares(a)..............................................................        34,939
  Class B Shares.................................................................        75,271
  Class C Shares.................................................................        18,500
 Service fees
  Class A Shares(a)..............................................................        14,065
  Class B Shares.................................................................        25,090
  Class C Shares.................................................................         6,167
 Other expenses..................................................................         6,481
                                                                                    -----------
         Total expenses..........................................................       439,327
 Less: Fees waivers or expense reimbursements....................................      (297,143)
                                                                                    -----------
    Net expenses.................................................................       142,184
                                                                                    -----------
    Expenses in excess of income.................................................      (344,954)
                                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currencies Allocated from Provesta Portfolio:
 Net realized gain (loss) on:
  Investments....................................................................     1,292,134
  Foreign currency transactions and forward foreign
    currency contracts...........................................................        11,355
 Net change in unrealized appreciation/depreciation on:
  Investments....................................................................     9,246,074
  Foreign currency translations and forward foreign
    currency contracts...........................................................       (21,030)
                                                                                    -----------
Net Realized and Unrealized Gain on Investments and
 Foreign Currencies Allocated from Provesta Portfolio............................    10,528,533
                                                                                    -----------
Net Increase in Net Assets Resulting from Operations.............................   $10,183,579
                                                                                    ===========

(a) As of January 18, 2000, Class A Shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.

See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
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Statements of Changes in Net Assets

                                                       For the       For the
                                                    Year Ended    Year Ended
                                                    August 31,    August 31,
--------------------------------------------------------------------------------
                                                          2000          1999
Increase (Decrease) in Net Assets:
Operations:
 Expenses in excess of income...................  $   (344,954)  $   (78,989)
 Net realized gain (loss) on investment and
  foreign currency transactions allocated from
  Provesta Portfolio............................     1,303,489      (116,147)
 Net change in unrealized appreciation/
  depreciation on investments and foreign
  currency translations allocated from
  Provesta Portfolio............................     9,225,044     1,377,810
                                                  ------------   -----------
 Net increase in net assets resulting
  from operations...............................    10,183,579     1,182,674
                                                  ------------   -----------
Distributions to Shareholders:
 Distributions from realized gains:
  Class A Shares................................      (120,211)      (51,423)
  Class B Shares................................       (72,818)      (76,047)
  Class C Shares................................       (16,864)       (9,584)
                                                  ------------   -----------
 Total distributions............................      (209,893)     (137,054)
                                                  ------------   -----------
Capital Share Transactions:
 Net proceeds from shares sold..................    76,874,729    23,243,388
 Net proceeds from dividends and distributions
  reinvested....................................       191,144       122,669
 Net cost of shares redeemed....................   (69,794,272)   (8,555,403)
                                                  ------------   -----------
 Net increase in net assets resulting from
  capital share transactions....................     7,271,601    14,810,654
                                                  ------------   -----------
    Total increase in net assets................    17,245,287    15,856,274
Net Assets:
 Beginning of year..............................    22,545,021     6,688,747
                                                  ------------   -----------
 End of year (includes accumulated
  undistributed net investment income and
  accumulated expenses in excess of income
  of $219,444 and $(86,639), respectively)......  $ 39,790,308   $22,545,021
                                                  ============   ===========

See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                                For the             For the                For the Period
                                                             Year Ended          Year Ended              Oct. 17, 1997/1/
                                                             August 31,          August 31,                 to August 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                   2000                1999                          1998
Net Asset Value at Beginning  of Period....................     $ 15.28             $ 14.22                  $      12.50
                                                                -------             -------                  ------------
Investment Operations:
 Net investment (expenses in excess of) income.............       (0.14)              (0.01)                         0.01
 Net realized and unrealized gain on investments and
  foreign currencies allocated from Provesta Portfolio.....        7.09                1.26                          1.71
                                                                -------             -------                  ------------
 Increase from investment operations.......................        6.95                1.25                          1.72
                                                                -------             -------                  ------------
Distributions to Shareholders:
 Distributions from net realized gains.....................       (0.14)              (0.19)                           --
                                                                -------             -------                  ------------
 Total distributions.......................................       (0.14)              (0.19)                           --
                                                                -------             -------                  ------------
Net Asset Value at End of Period...........................     $ 22.09             $ 15.28                  $      14.22
                                                                =======             =======                  ============
Total Return (based on net asset value)/2/.................       45.73%               8.86%                        13.76%
Ratios and Supplemental Data:
 Net assets, end of period (000's).........................     $23,536             $13,907                  $      2,402
 Ratios to average net assets:
  Expenses/3/..............................................        1.60%               1.60%                         1.60%/4/
  Net investment (expenses in excess of) income/3/.........       (0.78)%             (0.10)%                        0.23%/4/
 Portfolio turnover of Provesta Portfolio..................          72%                 89%                           82%

-----------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Provesta Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets     2.52%      4.12%            18.86%/4/
      Expenses in excess of income to
        average net assets              (1.70)%    (2.62)%          (17.03)%/4/
/4/  Annualized.

See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
-------------------------------------------------------------------------------

Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                                     For the        For the     Forthe Period
                                                                                  Year Ended     Year Ended  Mar. 30, 1998/1/
                                                                                  August 31,     August 31,     to August 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        2000           1999              1998
Net Asset Value at Beginning of Period.........................................      $ 13.37        $ 12.55          $  12.50
                                                                                     -------        -------          --------
Investment Operations:
 Expenses in excess of income..................................................        (0.20)         (0.11)            (0.02)
 Net realized and unrealized gain on investments and foreign
   currencies allocated from Provesta Portfolio................................         6.09           1.12              0.07
                                                                                     -------        -------          --------

 Increase from investment operations ..........................................         5.89           1.01              0.05
                                                                                     -------        -------          --------
Distributions to Shareholders:
 Distributions from net realized gains.........................................        (0.14)         (0.19)               --
                                                                                     -------        -------          --------
 Total distributions...........................................................        (0.14)         (0.19)               --
                                                                                     -------        -------          --------
Net Asset Value at End of Period...............................................      $ 19.12        $ 13.37          $  12.55
                                                                                     =======        =======          ========
Total Return (based on net asset value)/2/.....................................        44.32%          8.12%             0.40%
Ratios and Supplemental Data:
 Net assets, end of period (000's).............................................      $12,656        $ 6,940          $  4,287
 Ratios to average net assets:
  Expenses/3/..................................................................         2.35%          2.35%             2.35%/4/
  Expenses in excess of income/3/..............................................        (1.53)%        (1.06)%           (0.70)%/4/
 Portfolio turnover of Provesta Portfolio......................................           72%            89%               82%

____________
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Provesta Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
          Expenses to average net assets     3.28%    4.37%    19.61%/4/
          Expenses in excess of income to
            average net assets              (2.46)%  (3.08)%  (17.96)%/4/
/4/  Annualized.


See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------
Financial Highlights--Class C Shares
(For a share outstanding throughout each period)

                                                                                                    For the      For the Period
                                                                                                 Year Ended    Sept. 2, 1998/1/
                                                                                                 August 31,       to August 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      2000                 1999
Net Asset Value at Beginning of Period.......................................................     $  13.57             $  12.50
                                                                                                  --------             --------
Investment Operations:
 Expenses in excess of income................................................................        (0.18)               (0.06)
 Net realized and unrealized gain on investments and foreign currencies
   allocated from Provesta Portfolio.........................................................         6.18                 1.32
                                                                                                  --------             --------
 Increase from investment operations.........................................................         6.00                 1.26
                                                                                                  --------             --------
Distributions to Shareholders:
 Distributions from net realized gains.......................................................        (0.14)               (0.19)
                                                                                                  --------             --------
 Total distributions.........................................................................        (0.14)               (0.19)
                                                                                                  --------             --------
Net Asset Value at End of Period.............................................................     $  19.43             $  13.57
                                                                                                  ========             ========
Total Return (based on net asset value)/2/...................................................        44.42%               10.15%
Ratios and Supplemental Data:
 Net assets, end of period (000's)...........................................................     $  3,598             $  1,698
 Ratios to average net assets:
  Expenses/3/................................................................................         2.35%                2.35%/4/
  Expenses in excess of income/3/............................................................        (1.52)%              (0.73)%/4/
 Portfolio turnover of Provesta Portfolio....................................................           72%                  89%

____________________
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999.
/3/ Includes the Fund's allocated portion of the Provesta Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets      3.28%    4.89%/4/
      Expenses in excess of income to
      average net assets                 (2.45)%  (3.27)%/4/
/4/ Annualized.

See Notes to Financial Statements.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to Flag Investors European Mid-Cap Fund (the "Fund").

     The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Provesta Portfolio (formerly the Deutsche Provesta Portfolio, the "Portfolio") which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 58.8% on August 31, 2000. At August 31, 2000 the remaining interest in the portfolio was held by Deutsche European Mid-Cap (one of the series constituting Deutsche Global Funds, Ltd., an offshore company and affiliate of the Company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

     The Fund offers three classes of shares to investors, Class A, Class B and Class C shares. Each class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee. Each Class will bear its respective portion of the Service and Distribution fees. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.

NOTE 2 -- Significant Accounting Policies

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- continued

  Valuation of Securities

     Valuation of securities by the portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

  Investment Income, Expenses and Realized and
  Unrealized Gains and Losses

     The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on their relative net asset value.

  Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required.

  Distributions to Shareholders

     Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

     Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------


NOTE 2 -- concluded

     principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

     Deferred Organization Costs

          Organization costs incurred in connection with the organization and initial registration of the Fund were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

     Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche BankAG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $29,934. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

     Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

     As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $32,787. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 3 -- concluded

     ICC Distributors, Inc. (ICCD), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to January 18, 2000 Edgewood Services Inc. served as distributor and shareholder servicing agent for the Fund and operated under a similar fee structure.

     By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM, DFMhas agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of the Class AShares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares, through June 1, 2001.

     Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

     From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

     On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                   Approximate
                                     Number of   Percentage of
                                   Shareholder     Outstanding
                                      Accounts          Shares
                                   -----------   -------------
Deutsche Bank Securities, Inc.               1          28.07%
Merrill Lynch Pierce Fenner &Smith           3          32.97%

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

NOTE 5 -- Capital Share Transactions

  The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:

                                                     Year Ended                   Year Ended
                                                August 31, 2000              August 31, 1999
                                          ---------------------      -----------------------
                                          Shares         Amount      Shares           Amount
                                          ------         ------      ------           ------
Class A Shares
  Shares sold.......................  3,268,141   $ 69,518,527   1,197,311      $17,754,423
  Reinvestment of dividends
    and distributions...............      6,386        112,774       3,201           46,741
  Shares redeemed................... (3,118,971)   (66,703,148)   (459,377)      (6,838,703)
                                     ----------   ------------   ---------      -----------
  Net increase......................    155,556   $  2,928,153     741,135      $10,962,461
                                     ----------   ------------   ---------      -----------
Class B Shares
  Shares sold.......................    279,468   $  5,482,920     269,748      $ 3,415,267
  Reinvestment of dividends
    and distributions...............      4,076         62,810       5,232           67,185
  Shares redeemed...................   (140,502)    (2,461,508)    (97,624)      (1,239,901)
                                     ----------   ------------   ---------      -----------
  Net increase......................    143,042   $  3,084,222     177,356      $ 2,242,551
                                     ----------   ------------   ---------      -----------

                                                                             For the Period
                                                    Year Ended           Sept. 2, 1998/1/to
                                               August 31, 2000              August 31, 1999
                                         ---------------------      -----------------------
                                         Shares         Amount      Shares           Amount
                                         ------         ------      ------           ------
Class C Shares
  Shares sold.......................     95,325   $  1,873,282     161,281      $ 2,073,698
  Reinvestment of dividends
    and distributions...............        995         15,560         671            8,743
  Shares redeemed...................    (36,203)      (629,616)    (36,880)        (476,799)
                                     ----------   ------------   ---------      -----------
  Net increase......................     60,117   $  1,259,226     125,072      $ 1,605,642
                                     ----------   ------------   ---------      -----------

_____________
/1/   Inception date.


NOTE 6 -- Off-Balance Sheet Risk and Concentration of Credit Risk

  See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

Flag Investors European Mid-Cap Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors European Mid-Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors European Mid-Cap Fund, formerly Deutsche European Mid-Cap Fund (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000


================================================================================
Tax Information (Unaudited)
For the Tax Year Ended August 31, 2000

  The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
  The Fund received income from foreign sources in the amount of $232,506. The Fund has paid foreign taxes in the amount of $22,075. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

Provesta Portfolio
-------------------------------------------------------------------------------

Portfolio of Investments                                        August 31, 2000

       Shares          Security                                                Market Value
-------------------------------------------------------------------------------------------
 COMMON STOCK -- 88.3%
Bermuda -- 0.0%
    2,000      Flag Telecom Holdings Ltd./1/.............................        $   31,787
                                                                                 ----------
Denmark -- 0.5%
    2,750      GN Store Nord A/S.........................................           367,656
                                                                                 ----------
Finland -- 1.3%
   10,000      Elcoteq Network Corp. -- Class A/1/.......................           330,184
   20,000      Stonesoft Oyj.............................................           304,922
    9,500      Teleste Oyj...............................................           266,939
                                                                                 ----------
                                                                                    902,045
                                                                                 ----------
France -- 7.9%
   24,900      Business Objects SA -- ADR/1/.............................         2,851,050
    6,050      Cap Gemini SA.............................................         1,260,239
      483      Compagnie Industrielle et Financiere d'Entreprises/1/.....            26,972
    9,950      Dassault Systemes SA......................................           853,745
      850      Publicis SA...............................................           332,267
                                                                                 ----------
                                                                                  5,324,273
                                                                                 ----------
Germany -- 57.9%
   18,400      ACG AG/1/.................................................         1,329,245
   14,000      Aixtron AG................................................         1,886,259
   15,000      Altana AG.................................................         1,424,666
    1,500      AVA Allgemeine Handels der Verbraucher....................           638,341
   12,400      Balda AG/1/...............................................           430,861
   25,750      BDAG Balcke-Duerr AG......................................           310,417
   16,000      Adcapital AG..............................................           207,063
    7,800      BERU AG...................................................           241,849
    2,350      Biodata Infomation Technology AG/1/.......................           724,898
    2,600      CE Computer Equipment AG..................................           374,504
    3,504      CE Consumer Electronics AG................................           425,483
    3,000      Concept! AG/1/............................................            97,061
    7,000      Condat AG/1/..............................................           344,366
    3,750      Constantin Film AG/1/.....................................           131,298
   21,500      Continental AG............................................           389,728
    3,000      Das Werk AG/1/............................................            72,064
   10,550      Deutsche Babcock Borsig AG/1/.............................           454,484
    9,750      Deutsche Pfandbrief-und Hypothekenbank AG.................           821,028

See Notes to Financial Statements.

Provesta Portfolio
----------------------------------------------------------------------------

Portfolio of Investments (continued)                         August 31, 2000

     Shares      Security                                       Market Value
----------------------------------------------------------------------------
 COMMON STOCK (continued)
Germany -- (continued)
         19,125  D. Logistics AG/1/.........................    $ 1,817,297
          5,100  Edel Music AG/1/...........................         88,152
          9,500  EM.TV Merchandising AG.....................        471,565
          6,000  Epcos AG/1/................................        612,680
          5,000  Ergo Versicherungs Gruppe AG...............        629,344
          1,800  Escada AG..................................        186,692
         10,014  Evotec Biosystems AG/1/....................        514,743
         30,000  FAG Kugelfischer Georg Schaefer AG.........        198,110
          3,500  Foris AG/1/................................        100,208
          3,350  Freenet.de AG/1/...........................        225,084
          1,750  Fresenius AG...............................        308,689
          2,500  Fuchs Petrolub AG Oel & Chemie.............        129,636
         27,000  Gerry Weber International AG...............        150,298
          6,000  GFT Technologies AG/1/.....................        409,517
         34,000  Gold-Zack AG...............................        798,646
          4,850  Heidelberger Druckmaschinen AG.............        279,438
          2,000  Heyde AG Beratung Software/1/..............        326,195
          2,250  I-D Media AG/1/............................         95,412
         10,000  Infineon Technologies AG/1/................        662,584
          9,360  In-Motion AG/1/............................        311,126
          4,000  Intershop Communications AG/1/.............        363,424
          5,000  Intertainment AG/1/........................        301,376
         10,000  Ision Internet AG/1/.......................        378,493
         10,000  IWKA AG....................................        121,437
         10,700  Jenoptik Ag................................        322,472
            150  Jobs & Adverts AG/1/.......................          2,593
         22,500  Kamps AG...................................        488,229
         22,700  Kinowelt Medien AG/1/......................      1,076,488
         44,500  Kloeckner-Werke AG/1/......................        832,285
          2,000  Kontron Embedded Computers AG/1/...........        224,259
          9,000  LEONISCHE DRAHTWERKE AG/1/.................        219,783
          1,700  LPKF Laser & Electronics...................         67,810
          6,000  Masterflex Ag/1/...........................        190,931
          6,750  Maxdata AG.................................        105,903
          6,000  Media [netCom] AG/1/.......................        105,304
         10,000  Media! AG/1/...............................        187,030
          7,975  Medion AG..................................        827,078

See Notes to Financial Statements.

Provesta Portfolio
-----------------------------------------------------------------------------


     Shares  Security                                            Market Value
-----------------------------------------------------------------------------
COMMON STOCK (continued)

Germany -- (continued)
         14,000  Metallgesellschaft AG.........................  $    167,654
          3,500  Microlog Logistics AG/1/......................       336,610
          2,500  MIS AG/1/.....................................       252,624
         10,250  MobilCom AG...................................       976,702
          7,500  Muehl Product & Service Ag....................       281,875
         15,500  NorCom Information Technology AG/1/...........     1,126,614
          1,700  OAR Consulting AG/1/..........................       328,349
            950  Parsytec Pattern AG/1/........................       179,363
         10,719  PC-Ware AG/1/.................................       261,286
          6,200  Pfeiffer Vacuum Technology AG.................       255,549
          6,500  Rhoen-Klinikum AG.............................       278,861
         13,000  Rinol AG......................................       113,504
         10,700  RTV Family Entertainment AG/1/................       200,312
          9,175  SAP AG........................................     1,789,198
          6,000  Schneider Rundfunkwerke AG/1/.................       361,651
         13,000  SGL Carbon AG/1/..............................       898,810
         17,600  Singulus Technologies AG......................       936,038
          3,000  Sixt AG.......................................        71,665
         80,000  SKW Trostberg AG..............................       501,348
         11,500  Software AG...................................     1,121,296
          1,165  Springer (Axel) Verlag AG.....................     1,135,922
         13,000  Suess MicroTec AG/1/..........................       466,690
         53,000  Takkt AG......................................       446,303
          4,500  Telesens AG/1/................................       242,120
          9,500  Trius AG/1/...................................       143,238
         14,500  United Internet AG/1/.........................       217,855
         15,000  WCM Beteiligungs-und Grundbesitz AG...........       374,283
         37,500  Wella AG......................................     1,130,160
          7,000  WMF-Wuerttembergische Metallwarenfabrik AG....        97,415
                                                                  -----------
                                                                   39,127,221
                                                                  -----------
Ireland -- 1.8%
          7,900  SmartForce Plc -- ADR/1/......................       410,800
         12,000  Trintech Group Plc -- ADR/1/..................       324,000
         18,000  Trintech Group Plc -- ADR/1/..................       480,252
                                                                  -----------
                                                                    1,215,052
                                                                  -----------

See Notes to Financial Statements.

Provesta Portfolio
------------------------------------------------------------------------------

Portfolio of Investments (concluded)                           August 31, 2000

     Shares   Security                                                    Market Value
--------------------------------------------------------------------------------------
COMMON STOCK (continued)

Italy -- 1.2%
      44,000   Banca Popolare Di Verona..............................      $   503,511
       4,000   Cairo Communications S.p.A./1/........................          304,638
                                                                           -----------
                                                                               808,149
                                                                           -----------
Netherlands -- 9.3%
      38,500   ASM Lithography Holding NV/1/.........................        1,451,396
      10,550   Equant NV/1/..........................................          407,726
      33,275   Getronics NV..........................................          416,469
      73,800   Qiagen NV/1/..........................................        3,519,398
       1,000   Rhein Biotech NV/1/...................................          144,926
      13,000   United Pan-Europe Communications NV/1/................          317,003
                                                                           -----------
                                                                             6,256,918
                                                                           -----------
Norway -- 0.5%
       9,000   Eltek ASA.............................................          329,118
                                                                           -----------
Spain -- 0.2%
       6,000   Baron de Ley, SA/1/...................................          125,036
                                                                           -----------
Sweden -- 1.4%
      20,000   Adcore AB.............................................          211,227
      13,500   Assa Abloy AB -- Class B..............................          257,353
      10,000   Icon Medialab International AB/1/.....................          190,104
      45,000   Ledstiernan AB -- Class B/1/..........................          137,825
      13,000   Tele1 Europe Holding AB/1/............................          159,265
                                                                           -----------
                                                                               955,774
                                                                           -----------
Switzerland -- 1.1%
      14,000   Highlight Communications AG/1/........................          335,059
       1,600   Unaxis Holding AG/1/..................................          392,745
                                                                           -----------
                                                                               727,804
                                                                           -----------
United Kingdom -- 4.6%
      50,000   Abbey National Plc....................................          605,255
       8,450   COLT Telecom Group Plc/1/.............................          284,542
      20,000   Dialog Semiconductor Plc/1/...........................          985,677
       9,000   International Quantum Epitaxy Plc/1/..................          920,945
      11,000   Telecity Plc/1/.......................................          318,521
                                                                           -----------
                                                                             3,114,940
                                                                           -----------

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

   Shares      Security                                                                    Market Value
-------------------------------------------------------------------------------------------------------
 COMMON STOCK (concluded)

United States -- 0.6%
   16,500      Global TeleSystems Group, Inc./1/.....................................     $     142,313
    5,500      MIH Ltd./1/...........................................................           205,563
    1,600      OpenTV Corp./1/.......................................................            88,800
                                                                                          -------------
                                                                                                436,676
                                                                                          -------------
               Total Common Stock
                  (Cost $48,159,529).................................................        59,722,449
                                                                                          -------------

 PREFERRED STOCK -- 8.9%

 Germany -- 8.9%
    3,000      Berliner Elektro Holding AG...........................................            32,575
   17,425      Draegerwerk AG........................................................           139,010
   11,000      Dyckerhoff AG.........................................................           217,434
    8,350      Fresenius AG..........................................................         1,961,382
    1,700      Fuchs Petrolub AG Oel & Chemie........................................            82,878
      600      Marschollek, Lautenschlaeger und Partner AG...........................            81,106
      360      Porsche AG............................................................         1,238,124
   11,000      Rhoen-Klinikum AG.....................................................           485,570
    3,000      SAP AG................................................................           760,531
   22,000      Sixt AG...............................................................           323,713
   15,000      Wella AG..............................................................           515,885
   15,000      WMF-Wuerttembergische Metallwarenfabrik AG............................           180,826
                                                                                          -------------
               Total Preferred Stock
                  (Cost -- $5,579,771)...............................................         6,019,034
                                                                                          -------------

Total Investments (Cost -- $53,739,300)/2/.................................    97.2%         65,741,483
Other Assets in Excess of Liabilities......................................     2.8%          1,891,262
                                                                             ------       -------------
Net Assets.................................................................   100.0%      $  67,632,745
                                                                             ======       =============

_________________
/1/  Non-income producing security.
/2/  Aggregate cost for federal tax purposes was $54,123,419.
ADR -- American Depository Receipt

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

                                                                August 31, 2000


                                                            Percentage of Total
Industry Sector (Unaudited)                                         Investments
-------------------------------------------------------------------------------

Technology.........................................................    29.0%
Consumer Cyclicals.................................................    21.1
Health Care........................................................    13.1
Capital Goods......................................................     9.5
Consumer Staples...................................................     6.9
Financials.........................................................     6.8
Other..............................................................     6.3
Basic Materials....................................................     4.6
Communication Services.............................................     2.4
Energy.............................................................     0.3
                                                                      -----
                                                                      100.0%
                                                                      =====

Provesta Portfolio
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                             August 31, 2000


-------------------------------------------------------------------------------
Assets:
 Investments, at value............................................. $65,741,483
 Cash..............................................................   6,821,775
 Receivable for investments sold...................................   6,834,725
 Receivable from advisor...........................................      68,299
 Receivable for beneficial interest for contributions..............     110,363
 Interest receivable...............................................      21,926
 Deferred organization costs.......................................      27,986
                                                                    -----------
   Total assets....................................................  79,626,557
                                                                    -----------
Liabilities:
 Payable for investments purchased.................................  11,445,589
 Bank overdraft....................................................     350,503
 Payable to beneficial interest for withdrawals....................      70,603
 Organization costs payable........................................      29,107
 Unrealized depreciation on forward foreign
   currency contracts..............................................      38,317
 Custody and accounting fees payable...............................      12,226
 Administrative agent fees payable.................................       9,180
 Other accrued expenses............................................      38,287
                                                                    -----------
   Total liabilities...............................................  11,993,812
                                                                    -----------
   Net assets...................................................... $67,632,745
                                                                    ===========
Net Assets:
 Applicable to beneficial interests................................ $67,632,745
                                                                    ===========
 Cost of investments............................................... $53,739,300
                                                                    ===========

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

Statement of Operations

                                                                        For the
                                                                     Year Ended
                                                                     August 31,
-------------------------------------------------------------------------------
                                                                           2000
Investment Income:
  Dividend income................................................   $   395,878
  Less: Foreign withholding taxes................................       (95,394)
                                                                    -----------
    Net dividend income..........................................       300,484
  Interest income................................................        89,157
                                                                    -----------
    Total investment income......................................       389,641
                                                                    -----------
Expenses:
  Investment management fees.....................................       435,338
  Operations agent fees..........................................        59,916
  Administrative agent fees......................................        49,583
  Custody and accounting fees....................................       100,857
  Professional fees..............................................        41,058
  Interest expense...............................................        14,418
  Amortization of organization expense...........................        13,220
  Trustees' fees.................................................         2,582
  Other expenses.................................................        15,087
                                                                    -----------
    Total expenses...............................................       732,059
                                                                    -----------
    Expenses in excess of income.................................      (342,418)
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign
  Currencies and Forward Foreign Currency Contracts:
  Net realized gain on:
    Investment transactions......................................     1,763,771
    Foreign currency transactions and forward
      foreign currency contracts.................................        25,950
  Net change in unrealized appreciation/depreciation on:
    Investments..................................................    11,017,534
    Foreign currency translations and forward
      foreign currency contracts.................................       (23,681)
                                                                    -----------
Net Realized and Unrealized Gain on Investments, Foreign
  Currencies and Forward Foreign Currency Contracts..............    12,783,574
                                                                    -----------
Net Increase in Net Assets Resulting from Operations.............   $12,441,156
                                                                    ===========

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                    For the       For the
                                                                 Year Ended    Year Ended
                                                                 August 31,    August 31,
------------------------------------------------------------------------------------------
                                                                       2000          1999
Increase (Decrease) in Net Assets:
Operations:
 Expenses in excess of income..............................    $   (342,418)  $  (261,772)
 Net realized gain (loss) on investments,
  foreign currency and forward foreign
  currency contracts.......................................       1,789,721      (156,237)
 Net change in unrealized appreciation/
  depreciation on investments,
  foreign currency translations and forward
  foreign currency contracts...............................      10,993,853     1,969,357
                                                               ------------   -----------
 Net increase in net assets
  resulting from operations................................      12,441,156     1,551,348
                                                               ------------   -----------
Capital Transactions:
 Proceeds from contributions...............................      99,403,710    25,013,744
 Withdrawals...............................................     (73,042,721)   (9,340,555)
                                                               ------------   -----------
 Net increase in net assets from
  capital transactions.....................................      26,360,989    15,673,189
                                                               ------------   -----------
  Total increase in net assets.............................      38,802,145    17,224,537
Net Assets:
 Beginning of year.........................................      28,830,600    11,606,063
                                                               ------------   -----------
 End of year...............................................    $ 67,632,745   $28,830,600
                                                               ============   ===========

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

Financial Highlights

                                                             For the      For the       For the Period
                                                          Year Ended   Year Ended     Oct. 17, 1997/1/
                                                          August 31,   August 31,        to August 31,
---------------------------------------------------------------------------------------------------------
                                                                2000         1999                 1998
Ratios/Supplemental Data:
 Net assets, end of period (000's)....................       $67,633      $28,831              $11,606
 Ratio of expenses to average net
  assets before interest expense......................          1.40%        2.34%                9.77%/2/
 Ratio of interest expense
  to average net assets...............................          0.03%        0.03%                  --
 Ratio of expenses to average
  net assets after interest expense...................          1.43%        2.37%                9.77%/2/
 Ratio of expenses in excess of
  income to average net assets........................         (0.67)%      (1.18)%              (8.36)%/2/
 Portfolio turnover...................................            72%          89%                  82%

_______________

/1/  Commencement of operations.
/2/  Annualized.

See Notes to Financial Statements.

Provesta Portfolio
-------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Provesta Portfolio (the "Portfolio").

     The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation and as a secondary objective reasonable dividend income. The Portfolio began operations on October 17, 1997.

     The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

NOTE 2 -- Significant Accounting Policies

     When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

     Valuation of Securities

          Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the

Provesta Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- continued


     time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

          Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000 there were no fair valued securities.

     Cash

          Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash.At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

     Investment Transactions

          Investment transactions are recorded on a trade date basis. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

     Forward Foreign Currency Contracts

          The Portfolio may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not

Provesta Portfolio
-------------------------------------------------------------------------------

NOTE 2 -- continued

     traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

     Futures Contracts

          The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

     Foreign Currency Translation

          The books and records of the Portfolio are maintained in US dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Provesta Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- concluded

     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

  Federal Income Taxes

     The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

  Expenses

     Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolio Trust are allocated among the portfolios based on relative net asset value.

  Deferred Organization Costs

     Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolio. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

  The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for the

Provesta Portfolio
-------------------------------------------------------------------------------

NOTE 3 -- continued

Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH ("DWS") as investment sub-advisor (the "Sub-Advisor") to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

  Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the averaged daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $24,014. Prior to April 7, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

  The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

  The Portfolio Trust entered into an agreement with Investors Bank and Trust (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

Provesta Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 3 -- concluded

  For the year ended August 31, 2000, affiliates of Deutsche Bank AG received $67,463 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

  The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible directors.

  Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 4 -- Investment Portfolio Transactions

  Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:


     Purchases
     US Government................  $        --
     Non-US Government............   59,695,638
                                    -----------
     Total........................  $59,695,638
                                    -----------

     Sales
     US Government................  $        --
     Non-US Government............   35,535,084
                                    -----------
     Total........................  $35,535,084
                                    ===========

  On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over tax cost was $15,833,299 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,215,235.

NOTE 5 -- Line of Credit Agreement

  The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 10% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the

Provesta Portfolio
------------------------------------------------------------------------------

NOTE 5 -- concluded

average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 5.92% and the maximum and average amounts of the loans outstanding during the borrowing period were $2,734,205 and $685,263, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the year were $1,622.

NOTE 6 -- Forward Foreign Currency Contracts

  The following contracts were open at August 31, 2000:

                   In Exchange                     Current
                        for US      Settlement       Value      Unrealized
Purchase               Dollars            Date       (US$)    Depreciation
--------------     -----------      ----------  ----------  --------------
Euro                $4,712,246          9/1/00  $4,673,480        $(38,766)
Euro                 1,827,827          9/1/00   1,812,790         (15,037)
Euro                 1,533,022          9/1/00   1,520,410         (12,612)
Swedish Krona          903,423          9/1/00     898,099          (5,324)
Euro                   808,374          9/1/00     801,724          (6,650)
Swiss Franc            389,810          9/5/00     387,370          (2,440)
Norwegian Krone        332,115          9/1/00     330,101          (2,014)
Danish Krone           331,662          9/1/00     328,943          (2,719)
British Pound          207,573          9/6/00     207,530             (43)
                                                                  --------
                                                                  $(85,605)
                   In Exchange                     Current
                        for US      Settlement       Value      Unrealized
Sale                   Dollars            Date       (US$)    Appreciation
---------------     ----------          ------  ----------    ------------
Euro                $3,063,447          9/1/00  $3,038,245        $ 25,202
Euro                 1,586,226          9/5/00   1,573,334          12,892
Euro                 1,031,564          9/1/00   1,023,078           8,486
Euro                    59,016          9/1/00      58,530             486
Euro                    16,580          9/1/00      16,444             136
Euro                    10,501          9/1/00      10,415              86
                                                                  --------
                                                                   $47,288

Provesta Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 7--Off-Balance Sheet Risk and Concentration of Credit Risk


  The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

  Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

Note 8--Subsequent Event

  On September 26, 2000, the Portfolio will change its name from Provesta Portfolio to European Mid-Cap Portfolio.

Provesta Portfolio
-------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Flag Investors Portfolio Trust and
Beneficial Interest Holders of Provesta Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Provesta Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

  For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                    [LOGO]
                                Flag Investors
                        Investing With A Difference(R)

                                Domestic Equity

                              Communications Fund
                             Emerging Growth Fund
                             Equity Partners Fund
                          Real Estate Securities Fund
                                   Top 50 US
                              Value Builder Fund

                             International Equity

                             European Mid-Cap Fund
                           International Equity Fund
                             Japanese Equity Fund
                                  Top 50 Asia
                                 Top 50 Europe
                                 Top 50 World

                                 Fixed Income

                         Managed Municipal Fund Shares
                        Short-Intermediate Income Fund
                     Total Return US Treasury Fund Shares

                                 Money Market

                           Cash Reserve Prime Shares

                                 P.O. Box 515
                           Baltimore, Maryland 21203
                                 800-767-FLAG

                             www.flaginvestors.com

                                Distributed by:
                            ICC Distributors, Inc.

                           [LOGO OF FLAG INVESTORS]


                                 Top 50 Europe


                                 Annual Report

                                August 31, 2000

Report Highlights
--------------------------------------------------------------------------------

 . The Fund's Class A shares produced a total return of 22.91% (excluding sales charges) for the twelve months ended August 31, 2000, outperforming the MSCI Europe Index return of 10.08% for the same time period.

 . The Fund's strong outperformance was primarily due to its positioning during the first half of the fiscal year. These positions included an overweighting in the technology and telecommunications equipment sectors. Strong stock selection across the market sectors also benefited the Fund, as we seek only the most competitive, high quality companies and maintain a focused portfolio of approximately 50 stocks.

 . As was the case in much of the world, the European equity markets saw polarized investor sentiment from the first half of the fiscal year to the second. Technology, media and telecommunications (TMT) stocks strongly outperformed in the first half. In the second half of the year, TMT stocks experienced a significant correction, and the equity markets were dominated instead by stock-specific stories.

 . While volatility will likely continue for the near term, we expect European equity markets to continue to gain strength over the longer term based primarily on robust GDP growth prospects for the region and double-digit earnings growth expectations for many European companies with strong management and competitive products. Opportunities created by Economic and Monetary Union, Europe's move toward creating greater shareholder value, and strong ongoing merger and acquisition activity also bode well for the European markets.

Fund Performance
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares/1/
October 2, 1997 - August 31, 2000

$10,000 invested in the Flag Investors Top 50 Europe Class A Shares at inception on October 2, 1997 was worth $13,176 on August 31, 2000.

10/2/97           $10,000
                   $9,688
                  $10,712
                  $12,008
8/31/98           $10,424
                  $10,608
                  $10,432
                  $10,216
8/31/99           $10,720
                  $11,664
                  $14,064
                  $13,056
8/31/2000         $13,176

Flag Investors Top 50 Europe -- Class A

                                            Cumulative Total Return        Average Annual Total Return
                                            -----------------------        ---------------------------
                                                              Since                       Since
                                                Past      inception          Past     inception
Periods ended August 31, 2000                 1 year        10/2/97        1 year       10/2/97
------------------------------------------------------------------------------------------------------
Top 50 Europe - Class A Shares/1/            122.91%         31.76%        22.91%         9.93%
------------------------------------------------------------------------------------------------------
MSCI Europe Index/2/                          10.08%         48.96%/4/     10.08%        15.10%/4/
------------------------------------------------------------------------------------------------------
Lipper European Region Funds Average/3/       25.06%         54.45%/4/     25.06%        16.01%/4/
------------------------------------------------------------------------------------------------------

-------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Index returns do not reflect expenses, which have been deducted from the Fund's returns.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

/4/ Benchmark returns are for the period beginning September 30, 1997.

Fund Performance
--------------------------------------------------------------------------------

Flag Investors Top 50 Europe -- Class B

                                            Cumulative Total Return        Average Annual Total Return
                                            -----------------------        ---------------------------
                                                              Since                       Since
                                                Past      inception          Past     inception
Periods ended August 31, 2000                 1 year        3/30/98        1 year       3/30/98
------------------------------------------------------------------------------------------------------
Top 50 Europe - Class B Shares/1/             22.04%         16.08%        22.04%          6.35%
------------------------------------------------------------------------------------------------------
MSCI Europe Index/2/                          10.08%         17.50%/4/     10.08%          6.90%/4/
------------------------------------------------------------------------------------------------------
Lipper European Region Funds Average/3/       25.06%         27.19%/4/     25.06%          9.83%/4/
------------------------------------------------------------------------------------------------------

------------

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Index returns do not reflect expenses, which have been deducted from the Fund's returns.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

/4/ Benchmark returns are for the period beginning March 31, 1998.


Flag Investors Top 50 Europe -- Class C

                                            Cumulative Total Return        Average Annual Total Return
                                            -----------------------        ---------------------------
                                                              Since                       Since
                                             Past         inception        Past       inception

Periods ended August 31, 2000                1 year       9/2/98           1 year     9/2/98
------------------------------------------------------------------------------------------------------
Top 50 Europe - Class C Shares/1/            22.01%       26.40%           22.01%     12.45%
------------------------------------------------------------------------------------------------------
MSCI Europe Index/2/                         10.08%       25.21%/4/        10.08%     11.90%/4/
------------------------------------------------------------------------------------------------------
Lipper European Region Funds Average/3/      25.06%       36.17%/4/        25.06%     16.12%/4/
------------------------------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Index returns do not reflect expenses, which have been deducted from the Fund's returns.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

/4/ Benchmark returns are for the period beginning August 31, 1998.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

Additional Performance Information

   The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

   Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

   While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

   The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares/1/
October 2, 1997 - August 31, 2000

               Flag Investors                MSCI
               Top 50 Europe--              Europe
               Class A Shares $12,451   Index/2/ $14,775
10/2/97              $9,450                  $10,000
                     $9,155                  $10,154
                    $10,123                  $11,820
                    $11,348                  $13,169
8/31/98              $9,851                  $11,868
                    $10,025                  $12,961
                     $9,858                  $13,099
                     $9,654                  $12,982
8/31/99             $10,130                  $13,459
                    $11,022                  $14,220
                    $13,290                  $15,320
                    $12,338                  $14,875
8/31/00             $12,451                  $14,775

Average Annual Total Return/1/

Periods Ended August 31, 2000              1 Year             Since Inception/3/
--------------------------------------------------------------------------------
Class A Shares                             16.15%                       7.82%
--------------------------------------------------------------------------------

---------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Benchmark returns are for the period beginning September 30, 1997.

/3/ October 2, 1997.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares/1/
March 30, 1998 - August 31, 2000

               Flag Investors            MSCI
               Top 50 Europe--          Europe
               Class A Shares          Index/2/
3/30/98           $10,000              $10,000
                  $10,214              $10,400
8/31/98            $8,854               $9,373
                   $8,991              $10,236
                   $8,824              $10,345
                   $8,717              $10,253
8/31/99            $9,132              $10,630
                   $9,915              $11,231
                  $11,935              $12,100
                  $11,167              $11,748
8/31/00           $11,260              $11,669

Average Annual Total Return/1/

Periods Ended August 31, 2000              1 Year             Since Inception/3/
--------------------------------------------------------------------------------
Class B Shares                             17.04%                        5.20%
--------------------------------------------------------------------------------

-------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Benchmark returns are for the period beginning March 31, 1998.

/3/ March 30, 1998.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class C Shares/1/
September 2, 1998 - August 31, 2000

             Flag Investors                        MSCI
             Top 50 Europe--                      Europe
             Class C Shares $12,640          Index/2/ $12,449
9/2/98            $10,000                         $10,000
                  $10,209                         $10,920
                  $10,019                         $11,037
                   $9,797                         $10,938
8/31/99           $10,256                         $11,340
                  $11,256                         $11,981
                  $13,544                         $12,908
                  $12,544                         $12,533
8/31/00           $12,640                         $12,449


Average Annual Total Return1

Periods Ended August 31, 2000              1 Year             Since Inception/3/
--------------------------------------------------------------------------------
Class C Shares                             21.01%                       12.45%
--------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

/2/ The MSCI Europe Index is an unmanaged index that measures the performance of more than 500 securities listed on the stock exchanges of 14 European countries. Benchmark returns are for the period beginning August 31, 1998.

/3/ September 2, 1998.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

   We are pleased to present you with this annual report for Flag Investors Top 50 Europe (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

   For the fiscal year, the Fund significantly outperformed its benchmark. The Fund's Class A shares produced a return of 22.91% for the twelve months ended August 31, 2000, as compared to 10.08% for the MSCI Europe Index. The Fund's Class B and Class C shares produced annual returns of 22.04% and 22.01%, respectively.

   This strong outperformance was primarily due to the Fund's positioning during the first half of the fiscal year. These positions included an overweighting in the technology and telecommunications equipment sectors. Select biotechnology and pharmaceutical stocks also boosted Fund performance during this time. During the second half of the fiscal year, the Fund was impacted by its exposure to the technology sector, which experienced a significant correction. Still, we successfully sold certain technology positions in a timely manner, and we focused on holding the more traditional technology stocks. We also built positions in financial stocks as interest rate uncertainty gradually eased.

   Strong stock selection across the market sectors also benefited the Fund. We continued to seek Europe's market-leading, blue chip companies that dominate their respective industries within Europe, that are participating in opportunities resulting from Economic and Monetary Union (EMU), and that are committed to creating shareholder value in this new EMU frontier. Based on careful monitoring of the ever-shifting group of what we believe to be the top 50 European companies, portfolio activity during the annual period was somewhat higher than usual.

   For example, during the first half of the fiscal year, we sold Germany's Gehe, France's Groupe Danone, and Norway's Getinge and bought German media company Kinowelt Medien, German cyclical company Thyssen Krupp, Finland's telecommunications company Sonera and the United Kingdom's British Telecom. We sold Italian life insurance company INA at a profit, and we added Germany's Dresdner Bank and Allianz.

--------------------------------------------------------------------------------

   During the second half of the fiscal year, we added Switzerland's SGS Surveillance to the Portfolio to replace Mannesmann, which was taken over by Vodafone and thus left the Portfolio. SGS is the global leader in analysis, review and certification of goods with over 140 worldwide agencies. We sold Bank Austria due to limited potential for further price appreciation and replaced it with the UK's WPP, which after its merger with Young & Rubicam is the world's largest advertising company. Swiss pharmaceutical company Roche was replaced by British biotech company Celltech. Germany's Duerr was replaced by the Netherlands' integrated oil company Royal Dutch.

   One of the Fund's strongest performers was Finland's Nokia. In fact, in June and July, after strong year-to-date performance, we took some profits from this globally-leading mobile phone company, reducing the Portfolio's position in this stock. Other strong performers for the Fund included Ericsson, AXA, Qiagen, Altana, Total Fina Elf, Fresenius, Credit Suisse, Depfa Deutsche Pfandbriefbank, Aventis and ING. Weaker performers in the Portfolio included BASF, Sonera, British Telecom, Aegon and Rentokil.

Investment Environment

   As a whole, Europe rose 10.08% in US dollar terms during the twelve month period ended August 31, 2000. Most of this performance can be attributed to the first half of the fiscal year, with the region's markets as a whole down 3.43% in the latter half. The markets were impacted by slowly improving domestic growth rates, increased competition, concerns about interest rate hikes both from the US Federal Reserve Board and the European Central Bank, and a weakening euro currency. There was also a global correction of technology, media and telecommunications stocks in general and of Internet-related stocks in particular during the second half of the fiscal year. The result was a rotation into more traditional value-oriented sectors such as pharmaceuticals, financial services, and consumer goods. Late in the fiscal year, there were signs that the economies of "core Europe" were finally picking up, including the mainly export-driven growth of Germany and France, prompting a strong rebound in technology and media stocks.

   While the European Central Bank did raise interest rates four times in the first six months of 2000 in response to global inflation worries, it did not succumb to the temptation to dramatically raise rates in an effort to stabilize the currency. Instead, it pursued a policy of moderate growth. In fact, since the European Central Bank started raising rates in November 1999, the euro's weakness more than offset

--------------------------------------------------------------------------------

the 1.75% of rate increases. Thus, monetary conditions within Europe remained fairly stimulative, and European economic growth remained strong.

   Several European markets were negatively impacted by various macro-economic concerns, while strength in company earnings boosted other markets to positive returns. For example, Sweden and Finland were among the strongest performing equity markets, driven by the continued strength of Ericsson and Nokia, two of the world's largest cellular phone providers. Banks, insurers and financial service companies rallied in Switzerland as expectations for earnings in 2000 improved. Credit Suisse was up 25% in March alone after ratings agency Standard & Poor's Corp. raised the company from "negative" to "stable." Heavyweight Dutch insurance company Aegon, in contrast, felt the pressure of European Central Bank interest rate fears, leading the Dutch market lower. Although there was strong performance from some of the "Old Economy" stocks in the UK, economic activity in this nation continued to slow.

   European markets responded well to merger and acquisition activity that continued in high gear throughout the period, as companies sought economies of scale in an enlarged "domestic" market. For example, during the first calendar quarter, Vodafone Airtouch of the UK completed its merger with Mannesmann of Germany (both included in the Top 50 Europe Portfolio). Prospects for further consolidation across telecommunications and Internet-related companies also helped fuel market strength across Europe, especially in Italy, Spain and Portugal. Among other Portfolio holdings, Securitas performed well after announcing an acquisition in Spain; Equant and Telefonica benefited from takeover rumors; and Cap Gemini performed well after merger talks with Ernst & Young in the US. During the latter part of the fiscal year, corporate merger activity continued to be a significant factor, as companies juggled for position within the "New Economy" or were forced to seek economies of scale in the "Old Economy." While no two economies are alike, we believe the current environment in Europe offers some parallels to the US corporate environment in the 1980s, which among other things, helped propel the US stock market to record highs through the late 1980s and the 1990s.

Looking Ahead

   In the near term, we believe there will likely be continued volatility in the European equity markets. However, several factors lead us to a generally optimistic outlook for these markets more long term. In our view, favorable signs include ongoing deregulation and corporate restructuring, which in turn should

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

lead to higher corporate efficiency and a more positive earnings outlook. Upcoming pension reform could also lead to increased demand for equities within several European countries. The impact of Economic and Monetary Union will continue to ripple through the various nations of Europe's economies. Mergers and acquisitions are likely to continue and perhaps even accelerate across most sectors, providing upward price momentum. GDP growth prospects for Europe are quite positive, and earnings growth prospects are favorable for many European companies across the sector spectrum.

   The primary risk to Europe's equity markets is negative sentiment from the US, particularly regarding the technology sector. High oil prices and a weak euro could lead to inflation, which in turn could lead to further interest rate hikes by the European Central Bank and dampened economic growth. Thus, these are also conditions to monitor carefully. Global economic growth weakening unexpectedly poses a risk to the markets as well. It is important to keep in mind that we remain disciplined in our investment process. Not all companies will benefit equally from the new era of competition in Europe. This makes the knowledge and insight of the Fund's management team to select the top 50 European growth stocks that we believe are leaders in their industries with strong managements and competitive products more crucial than ever.

   Given this outlook, we believe the Fund's focused investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.


Sincerely,


/s/ Klaus Martini       /s/ Udo Rosendahl


Klaus Martini
Udo Rosendahl
on behalf of the Portfolio Management Team
August 31, 2000

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000


--------------------------------------------------------------------------------

Assets:
  Investment in Top 50 Europe Portfolio (the "Portfolio"), at value......   $19,191,009
  Receivable from Manager for expense reimbursement, net.................        32,611
  Receivable for capital shares sold.....................................        55,121
  Receivable from Top 50 Europe Portfolio for withdrawals................        29,246
  Foreign tax reclaim receivable.........................................        22,702
  Deferred organization costs............................................         5,239
                                                                            -----------
      Total assets.......................................................    19,335,928
                                                                            -----------
Liabilities:
  Payable for capital shares redeemed....................................        38,429
  Payable to Top 50 Europe Portfolio for contributions...................        52,001
  Transfer agent fees payable............................................         6,177
  Distribution and service fees payable..................................         8,650
  Accounting fees payable................................................         1,900
  Administration fees payable............................................         6,281
  Other accrued expenses.................................................        23,083
                                                                            -----------
      Total liabilities..................................................       136,521
                                                                            -----------
      Net assets.........................................................   $19,199,407
                                                                            ===========
Net Assets Consist of:
  Capital stock, $0.001 par value........................................   $     1,228
  Paid-in capital........................................................    16,754,292
  Accumulated expenses in excess of income...............................        (2,696)
  Accumulated net realized gain on investments, futures contracts
      and foreign currency transactions..................................       575,928
  Net unrealized appreciation of investments, futures contracts
      and foreign currency translations..................................     1,870,655
                                                                            -----------
      Net assets.........................................................   $19,199,407
                                                                            ===========
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
   Class A Shares
      Net assets.........................................................   $10,912,417
                                                                            ===========
      Shares outstanding.................................................       662,381
                                                                            ===========
      Net asset value and redemption price per share.....................        $16.47
                                                                                 ======
      Offering price per share ($16.47 / .945)...........................        $17.43
                                                                                 ======
   Class B Shares
      Net assets.........................................................   $ 7,234,479
                                                                            ===========
      Shares outstanding.................................................       498,730
                                                                            ===========
      Net asset value and offering price per share.......................        $14.51
                                                                                 ======
      Minimum redemption price per share ($14.51 x .95)..................        $13.78
                                                                                 ======
   Class C Shares
      Net assets.........................................................   $ 1,052,511
                                                                            ===========
      Shares outstanding.................................................        66,602
                                                                            ===========
      Net asset value and offering price per share.......................        $15.80
                                                                                 ======
      Minimum redemption price per share ($15.80 x .99)..................        $15.64
                                                                                 ======

See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Statement of Operations


                                                                                  For the
                                                                               Year Ended
                                                                               August 31,
------------------------------------------------------------------------------------------
                                                                                     2000
Investment Income:
Investment Income and Expenses Allocated from Top 50 Europe
   Portfolio:
   Dividend income ........................................................   $   181,868
   Less: Foreign withholding taxes ........................................       (11,764)
                                                                              -----------
        Net dividend income ...............................................       170,104
   Interest income ........................................................        47,221
   Expenses ...............................................................      (229,797)
                                                                              -----------
     Expenses in excess of income allocated from Top 50 Europe Portfolio ..       (12,472)
                                                                              -----------
Expenses:
   Transfer agent fees ....................................................        75,853
   Administration fees ....................................................        74,814
   Registration fees ......................................................        30,928
   Reports to shareholders ................................................        30,678
   Accounting fees ........................................................        22,800
   Professional fees ......................................................        20,957
   Directors' fees ........................................................         2,515
   Amortization of organization costs .....................................         2,525
   Distribution fees
     Class A Shares(a) ....................................................         9,666
     Class B Shares .......................................................        52,839
     Class C Shares .......................................................         8,141
   Service fees
     Class A Shares(a) ....................................................         4,305
     Class B Shares .......................................................        17,613
     Class C Shares .......................................................         2,714
   Other expenses .........................................................         4,221
                                                                              -----------
     Total expenses .......................................................       360,569
   Less: Fee waivers or expense reimbursements ............................      (309,877)
     Net expenses .........................................................        50,692
                                                                              -----------
        Expenses in excess of income ......................................       (63,164)
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures
   Contracts and Foreign Currencies Allocated from Top 50 Europe Portfolio:
   Net realized gain (loss) on:
     Investments ..........................................................     1,258,813
     Futures contracts ....................................................       194,743
     Foreign currency transactions ........................................       (33,232)
   Net change in unrealized appreciation/depreciation on:
     Investments ..........................................................     1,503,347
     Futures contracts ....................................................       (12,162)
     Foreign currency translations ........................................           155
                                                                              -----------
Net Realized and Unrealized Gain on Investments, Futures Contracts
   and Foreign Currencies allocated from Top 50 Europe Portfolio ..........     2,911,664
                                                                              -----------
Net Increase in Net Assets Resulting from Operations ......................    $2,848,500
                                                                              ===========

(a) As of January 18, 2000 Class A Shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.

See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                For the        For the
                                                             Year Ended     Year Ended
                                                             August 31,      August 31
---------------------------------------------------------------------------------------
                                                                   2000           1999

Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income..........................    $   (63,164)  $   (13,040)
   Net realized gain (loss) on investment, futures
     contracts and foreign currency transactions
     allocated from Top 50 Europe Portfolio..............      1,420,324      (569,828)
   Net change in unrealized appreciation/
     depreciation on investments, futures contracts
     and foreign currency translation allocated from
     Top 50 Europe Portfolio.............................      1,491,340       946,392
                                                            ------------  ------------
   Net increase in net assets resulting from
     operations..........................................      2,848,500       363,524
                                                            ------------  ------------
Capital Share Transactions:
   Net proceeds from shares sold.........................     34,474,317    20,516,777
   Net cost of shares redeemed...........................    (29,282,014)  (14,050,235)
                                                            ------------  ------------
   Net increase in net assets resulting from
     capital share transactions..........................      5,192,303     6,466,542
                                                            ------------  ------------
        Total increase in net assets.....................      8,040,803     6,830,066
Net Assets:
   Beginning of year.....................................     11,158,604     4,328,538
                                                            ------------  ------------
   End of year (includes accumulated expenses in
     excess of income of $(2,696) and $(13,228),
     respectively........................................   $ 19,199,407  $ 11,158,604
                                                            ============  ============


See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)


                                               For the          For the    For the Period
                                            Year Ended       Year Ended   Oct. 2, 1997/1/
                                            August 31,       August 31,     to August 31,
--------------------------------------------------------------------------------------------
                                                  2000            1999               1998
Net Asset Value at Beginning
   of Period..............................    $  13.40        $  13.03           $  12.50
                                              --------        --------           --------
Investment Operations:
   Net investment (expenses in
     excess of) income....................       (0.03)           0.04               0.02
   Net realized and unrealized gain on
     investments, futures contracts and
     foreign currencies allocated from
     Top 50 Europe Portfolio..............        3.10            0.33               0.51
                                              --------        --------           --------
   Increase from investment operations....        3.07            0.37               0.53
                                              --------        --------           --------
Net Asset Value at End of Period..........    $  16.47          $13.40           $  13.03
                                              ========        ========           ========

Total Return
   (based on net asset value)/2/..........       22.91%           2.84%              4.24%
Ratios and Supplemental Data:
   Net assets, end of period (000's)......    $ 10,912          $3,796           $  1,208
   Ratios to average net assets:
     Expenses/3/..........................        1.60%           1.60%              1.60%/4/
     Net investment income/3/.............        0.02%           0.44%              0.50%/4/
   Portfolio turnover of
     Top 50 Europe Portfolio..............          65%             61%                27%

--------------
/1/ Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.

/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

   Expenses to average net assets              3.86%          4.73%           16.53%4
   Expenses in excess of income to average
     net assets                               (2.24)%        (2.69)%         (14.43)%4

/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


                                              For the       For the     For the Period
                                           Year Ended    Year Ended    Mar. 30, 1998/1/
                                           August 31,    August 31,      to August 31,
--------------------------------------------------------------------------------------------
                                                 2000          1999               1998

Investment Operations:
Net Asset Value at Beginning
   of Period..............................   $  11.89      $  11.65           $  12.50
                                             --------      --------           --------

Investment Operations:
   Expenses in excess of income...........      (0.12)        (0.04)             (0.01)
   Net realized and unrealized gain (loss)
     on investments, futures contracts
     and foreign currencies allocated
     from Top 50 Europe Portfolio.........       2.74          0.28              (0.84)
                                             --------      --------           --------

   Increase (decrease) from investment
     operations...........................       2.62          0.24              (0.85)
                                             --------      --------           --------

Net Asset Value at End of Period..........   $  14.51      $  11.89           $  11.65
                                             ========      ========           ========

Total Return
   (based on net asset value)/2/..........      22.04%         2.06%             (6.80)%
Ratios and Supplemental Data:
   Net assets, end of period (000's)......   $  7,234      $  6,395           $  3,120
   Ratios to average net assets:
     Expenses/3/..........................       2.35%         2.35%              2.35%/4/
     Expenses in excess of income/3/......      (0.79)%       (0.46)%            (0.46)%/4/
   Portfolio turnover of
     Top 50 Europe Portfolio..............         65%           61%                27%

--------------
/1/ Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.

/3/ Includes the Fund's allocated portion of the portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

   Expenses to average net assets                4.61%        5.39%           17.28%/4/
   Expenses in excess of income to average
     net assets                                 (3.05)%      (3.50)%         (15.39)%/4/

/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)


                                                          For the     For the Period
                                                       Year Ended    Sept. 2, 1998/1/
                                                       August 31,      to August 31,
-------------------------------------------------------------------------------------
                                                             2000               1999

Net Asset Value at Beginning of Period............         $12.95             $12.50
                                                           ------             ------

Investment Operations:
   Expenses in excess of income...................          (0.13)             (0.03)
   Net realized and unrealized gain on
     investments, futures contracts and foreign
     currencies allocated from Top 50 Europe
     Portfolio....................................           2.98               0.48
                                                           ------             ------

   Increase from investment operations............           2.85               0.45
                                                           ------             ------

Net Asset Value at End of Period..................         $15.80             $12.95
                                                           ======             ======

Total Return
   (based on net asset value)/2/..................          22.01%              3.60%
Ratios and Supplemental Data:
   Net assets, end of period (000's)..............         $1,053             $  967
   Ratios to average net assets:
     Expenses/3/..................................           2.35%              2.35%/4/
     Expenses in excess of income/3/..............          (0.79)%            (0.31)%/4/
   Portfolio turnover of Top 50 Europe Portfolio..             65%                61%

-------------
/1/ Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999.

/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

     Expenses to average net assets                          4.61%       5.97%4
     Expenses in excess of income to average net assets     (3.05)%     (3.93)%4

/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1-- Organization

   Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to Flag Investors Top 50 Europe (the "Fund").

   The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 Europe Portfolio (formerly, the Deutsche Top 50 Europe Portfolio, the "Portfolio"), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 41.4% on August 31, 2000. At August 31, 2000, the remaining interest in the portfolio was held by Deutsche Top 50 Europe, (one of the series constituting Deutsche Global Funds Ltd., an offshore company and affiliate of the Company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

   The Fund offers three classes of shares to investors, Class A, Class B and Class C shares. Each class of shares is subject to a Distribution fee and Class B Shares and Class C Shares are also subject to a Service fee. Each Class will bear its respective portion of the expenses under the Service and Distribution fee. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.

NOTE 2-- Significant Accounting Policies

   When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

   Valuation of Securities

      Valuation of securities by the portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- continued

  Investment Income, Expenses and Realized and
  Unrealized Gains and Losses

      The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on their relative net asset value.

  Federal Income Taxes

      The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required.


  Distributions to Shareholders

      Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

      Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

NOTE 2 -- concluded

  reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

  Deferred Organization Costs

      Organization costs incurred in connection with the organization and initial registration of the Fund were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

   Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $29,937. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

   Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

   As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $29,182. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3 -- concluded

   ICC Distributors, Inc. (ICCD), a non affiliated entity provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to January 18, 2000 Edgewood Services Inc. served as distributor and shareholder servicing agent for the Fund and operated under a similar fee structure.

   By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM, DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), at not more than 1.60% of the average daily net assets of the Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through June 1, 2001.

   Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

   From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

   On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:


                                                                     Approximate
                                                  Number of        Percentage of
                                                Shareholder          Outstanding
                                                   Accounts               Shares
                                               ------------        -------------
Charles Schwab & Co., Inc.                                1               23.73%
Fidelity Investments Institutional
  Operations Co., Inc.                                    1               12.05%
Merrill Lynch Pierce Fenner & Smith                       2               24.65%

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------

NOTE 5 -- Capital Share Transactions

   The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:


                                                  Year Ended                     Year Ended
                                             August 31, 2000                August 31, 1999
                                  --------------------------     --------------------------
                                       Shares         Amount          Shares         Amount
                                  -----------   ------------     -----------   ------------
Class A Shares
   Shares sold................      2,054,016   $ 32,304,863       1,093,777   $ 14,427,570
   Shares redeemed............     (1,675,017)   (26,465,128)       (903,100)   (12,054,080)
                                  -----------   ------------     -----------   ------------
   Net increase...............        378,999   $  5,839,735         190,677   $  2,373,490
                                  -----------   ------------     -----------   ------------

Class B Shares
   Shares sold................        140,209   $  1,986,274         379,025   $  4,442,161
   Shares redeemed............       (179,337)    (2,511,108)       (109,012)    (1,292,761)
                                  -----------   ------------     -----------   ------------
   Net increase (decrease)....        (39,128)  $   (524,834)        270,013   $  3,149,400
                                  -----------   ------------     -----------   ------------


                                                                             For the period
                                                  Year Ended            Sept. 2, 1998/1/ to
                                             August 31, 2000                August 31, 1999
                                  --------------------------     --------------------------
                                       Shares         Amount          Shares         Amount
                                  -----------   ------------     -----------   ------------
Class C Shares
   Shares sold................         12,595   $    183,180         128,947   $  1,647,046
   Shares redeemed............        (20,658)      (305,778)        (54,282)      (703,394)
                                  -----------   ------------     -----------   ------------
   Net increase (decrease)....         (8,063)  $   (122,598)         74,665   $    943,652
                                  -----------   ------------     -----------   ------------

---------
/1/ Inception date.


NOTE 6 -- Off-Balance Sheet Risk and Concentration of Credit Risk

See notes to the financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

Flag Investors Top 50 Europe
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors Top 50 Europe:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Top 50 Europe, formerly Deutsche Top 50 Europe, (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

================================================================================
Tax Information (Unaudited)
For the Tax Year Ended August 31, 2000

   The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The Fund received income from foreign sources in the amount of $181,868. The Fund has paid foreign taxes in the amount of $11,764. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments                                         August 31, 2000



  Shares   Security                                                Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- 79.8%


             Denmark -- 0.7%
     7,000   Coloplast A/S -- B ................................   $  307,791
                                                                   ----------
             Finland -- 3.5%
    24,000   Nokia Oyj .........................................    1,050,278
    17,000   Sonera Corp. ......................................      566,587
                                                                   ----------
                                                                    1,616,865
                                                                   ----------
             France -- 12.3%
    19,500   Aventis SA ........................................    1,460,566
     6,208   AXA Co. ...........................................      882,094
     6,600   Cap Gemini SA .....................................    1,374,806
     2,700   Suez Lyonnaise des Eaux -- Dumex ..................      399,438
     8,600   Total Fina Elf SA -- B ............................    1,273,810
     4,000   Vivendi ...........................................      326,195
                                                                   ----------
                                                                    5,716,909
                                                                   ----------

             Germany -- 21.0%
     1,700   Allianz AG Holding Ger Reg ........................      572,614
    11,000   Altana AG Ind-Aktien ..............................    1,044,755
    19,000   BASF AG ...........................................      710,715
       100   Buderus AG ........................................        1,622
     9,000   Daimler-Chrysler AG ...............................      463,499
     7,400   Deutsche Pfandbrief-und Hypothekenbank AG..........      623,139
    35,000   Dresdner Bank AG ..................................    1,576,019
    10,900   E, On AG ..........................................      521,349
    12,000   Fresenius Medical Care AG .........................    1,034,961
     6,000   Kinowelt Medien AG1 ...............................      284,534
     1,677   Rhoen-Klinikum AG .................................       71,946
     8,250   SAP AG2 ...........................................    1,608,816
    11,000   Schering AG .......................................      585,999
    10,000   SGL Carbon AG1 ....................................      691,392
     1,200   Thyssen Krupp AG ..................................       18,295
                                                                   ----------
                                                                    9,809,655
                                                                   ----------

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)                             August 31, 2000



  Shares   Security                                                 Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- (continued)

           Netherlands -- 12.5%
  24,000   Aegon NV .............................................   $    933,911
  24,000   Aegon NV -- Stock Dividend Coupons ...................          6,382
  55,000   Elsevier .............................................        664,002
   2,200   Equant NV ............................................         85,023
  14,500   ING Groep NV .........................................        969,101
  14,500   ING Groep NV -- Stock Dividend Coupons ...............         10,539
   8,670   Koninklijke Ahold NV .................................        244,540
  30,800   Qiagen NV1 ...........................................      1,468,800
  15,000   Royal Dutch Petroleum Co. ............................        910,776
  10,400   Unilever NV -- CVA ...................................        491,349
                                                                    ------------
                                                                       5,784,423
                                                                    ------------

           Norway -- 1.8%
  28,000   Tomra Systems ASA ....................................        830,208
                                                                    ------------

           Spain -- 4.6%
 111,000   Telefonica SA1 .......................................      2,125,234

           Sweden -- 6.2%
 117,500   Ericsson AB B Free ...................................      2,364,023
  23,000   Securitas AB -- B Shares .............................        510,112
                                                                    ------------
                                                                       2,874,135
                                                                    ------------

           Switzerland -- 5.8%
   2,500   Credit Suisse Group ..................................        520,684
     420   Novartis AG ..........................................        632,992
     350   SGS Societe Genenerale de Surveillance Holding
           SA -- Class B ........................................        626,824
   6,200   UBS AG ...............................................        899,296
                                                                    ------------
                                                                       2,679,796
                                                                    ------------

           United Kingdom -- 11.4%
  55,000   British Telecom Plc ..................................        698,511
  27,500   Celltech Group Plc/1/ ................................        582,757
  53,000   Imperial Chemical Industries Plc .....................        357,710
 217,000   Invensys .............................................        847,255
  43,000   Lloyds TSB Group Plc .................................        404,432

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------


  Shares   Security                                                 Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- (concluded)

           United Kingdom -- (continued)
  35,000   Rentokil Initial Plc.................................     $    81,789
  43,000   Reuters Group Plc....................................         861,290
 279,999   Vodafone Group Plc...................................       1,130,822
  23,000   WPP Group Plc........................................         326,489
                                                                   -------------
                                                                       5,291,055
                                                                   -------------
           Total Common Stock (Cost -- $32,522,312).............      37,036,071
                                                                   -------------

PREFERRED STOCK -- 5.9%

           Germany -- 5.9%
   4,900   Fresenius AG.........................................       1,150,991
   8,361   Rhoen-Klinikum AG-Veraugsakt.........................         369,078
   4,800   SAP AG-Voraug........................................       1,216,850
                                                                   -------------
           Total Preferred Stock (Cost -- $1,753,096)...........       2,736,919
                                                                   -------------

Total Investments (Cost -- $34,275,408)/3/.........       85.7%       39,772,990
Other Assets in Excess of Liabilities..............       14.3%        6,620,293
                                                        ------     -------------
Net Assets.........................................      100.0%      $46,393,283
                                                        ======     =============
----------
/1/ Non-income producing security.
/2/ 3,822 shares represent initial margin for futures contracts.
/3/ Aggregate cost for federal tax purposes was $34,486,530.


See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
                                                                 August 31, 2000


                                                             Percentage of Total
Industry Sector (Unaudited)                                          Investments
--------------------------------------------------------------------------------

Health Care ........................................................       21.9%
Technology .........................................................       21.5
Financials .........................................................       18.5
Communication Services .............................................       11.3
Consumer Cyclicals .................................................        9.8
Energy .............................................................        5.5
Capital Goods ......................................................        4.4
Basic Materials ....................................................        4.4
Consumer Staples ...................................................        2.7
                                                                          -----
                                                                          100.0%
                                                                          =====
See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000


--------------------------------------------------------------------------------
Assets:
   Investments, at value........................................     $39,772,990
   Cash.........................................................       6,728,803
   Dividends receivable.........................................          44,038
   Interest receivable..........................................          16,844
   Receivable for beneficial interest for contributions.........          52,000
   Variation margin receivable..................................           4,484
   Deferred organization costs..................................          27,444
                                                                  --------------
     Total assets...............................................      46,646,603
                                                                  --------------
Liabilities:
   Payable for securities purchased.............................         140,576
   Payable to beneficial interest for withdrawals...............          29,246
   Unrealized depreciation on forward foreign currency contracts           2,046
   Due to advisor...............................................           8,138
   Administrative agent fees payable............................           9,179
   Custody and accounting fees payable..........................          11,808
   Organization costs payable...................................          28,564
   Other accrued expenses.......................................          23,763
                                                                  --------------
     Total liabilities..........................................         253,320
                                                                  --------------
     Net assets.................................................     $46,393,283
                                                                  ==============
Net Assets:
   Applicable to beneficial interests...........................     $46,393,283
                                                                  ==============
   Cost of investments..........................................     $34,275,408
                                                                  ==============

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Statement of Operations


                                                                                   For the
                                                                                Year Ended
                                                                                August 31,
                                                                                      2000
-------------------------------------------------------------------------------------------
Investment Income:
   Dividend income .........................................................   $   524,002
   Less: Foreign withholding taxes .........................................      (111,367)
                                                                               -----------
        Net dividend income ................................................       412,635
   Interest income .........................................................       136,113
                                                                               -----------
        Total investment income ............................................       548,748
                                                                               -----------
Expenses:
   Investment management fees ..............................................       397,086
   Custody and accounting fees .............................................       102,450
   Operations agent fees ...................................................        59,926
   Administrative agent fees ...............................................        49,583
   Professional fees .......................................................        26,557
   Amortization of organization costs ......................................        13,220
   Trustees' fees ..........................................................         2,582
   Interest expense ........................................................            86
   Other expenses ..........................................................        15,832
                                                                               -----------
     Total expenses ........................................................       667,322
                                                                               -----------
     Expenses in excess of income ..........................................      (118,574)
                                                                               -----------
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
   Forward Foreign Currency Contracts and Foreign Currencies:
   Net realized gain (loss) on:
     Investment transactions ...............................................     3,725,880
     Futures contract transactions .........................................       570,942
     Foreign currency transactions and forward foreign
        currency contracts .................................................       (91,062)
   Net change in unrealized appreciation/depreciation on:
     Investments ...........................................................     3,670,648
     Futures contracts .....................................................       (28,787)
     Foreign currency translations and forward foreign
        currency contracts .................................................          (729)
                                                                               -----------
Net Realized and Unrealized Gain on Investments, Futures Contracts,
   Forward Foreign Currency Contracts and Foreign Currencies ...............     7,846,892
                                                                               -----------
Net Increase in Net Assets Resulting from Operations .......................   $ 7,728,318
                                                                               ===========

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                             For the           For the
                                                          Year Ended        Year Ended
                                                          August 31,        August 31,
---------------------------------------------------------------------------------------
                                                               2000               1999
Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income ....................   $   (118,574)      $   (140,949)
   Net realized gain (loss) on investment, futures
     contract, forward foreign currency contracts
     and foreign currency transactions .............      4,205,760         (1,887,399)
   Net change in unrealized appreciation/
     depreciation on investments, futures contracts,
     forward foreign currency contracts and
     foreign currency translation ..................      3,641,132          2,828,599
                                                       ------------       ------------
   Net increase in net assets resulting from
     operations ....................................      7,728,318            800,251
                                                       ------------       ------------
Capital Transactions:
   Proceeds from contributions .....................     48,132,759         31,411,385
   Withdrawals .....................................    (42,018,389)       (18,442,917)
                                                       ------------       ------------
   Net increase in net assets resulting
     from capital transactions .....................      6,114,370         12,968,468
                                                       ------------       ------------
     Total increase in net assets ..................     13,842,688         13,768,719
                                                       ------------       ------------
Net Assets:
   Beginning of year ...............................     32,550,595         18,781,876
                                                       ------------       ------------
   End of year .....................................   $ 46,393,283       $ 32,550,595
                                                       ============       ============

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Financial Highlights



                                             For the         For the    For the Period
                                          Year Ended      Year Ended   Oct. 2, 1997/1/
                                          August 31,      August 31,     to August 31,
---------------------------------------------------------------------------------------
                                                2000            1999              1998

Ratios and Supplemental Data:
   Net assets, end of period (000's)..    $   46,393      $   32,551        $   18,782
   Ratios of expenses to average
     net assets before interest
     expense .........................          1.68%           2.09%             3.49%/2/
   Ratio of interest expense
     to average net assets ...........          0.00%/3/        0.00%/3/            --
   Ratio of expenses to average
     net assets after interest
     expense .........................          1.68%           2.09%             3.49%/2/
   Ratio of expenses in excess
     of income to average
     net assets ......................         (0.30)%         (0.52)%           (1.49)%/2/
   Portfolio turnover ................            65%             61%               27%

----------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Amount rounds to less than 0.01%.

See Notes to Financial Statements.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Organization

   Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 Europe Portfolio (the "Portfolio").

   The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

   The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

NOTE 2 -- Significant Accounting Policies

   When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

   Valuation of Securities

      Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- continued

   over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

      Debt securities with a maturity of 60 days or more are valued based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000 there were no fair valued securities.

   Cash

      Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash. At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

   Investment Transactions

      Investment transactions are recorded on a trade date basis. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

   Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees

Top 50 Europe Portfolio
--------------------------------------------------------------------------------

NOTE 2 -- continued

  to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

  Futures Contracts

      The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

  Foreign Currency Translation

      The books and records of the Portfolio are maintained in US dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- concluded

      Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

   Federal Income Taxes

      The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

   Expenses

      Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the trust are allocated among the portfolios based on relative net asset value.

   Deferred Organization Costs

      Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

   The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM (the "Advisor"). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH ("DWS") as investment sub-advisor (the "Sub-Advisor")

Top 50 Europe Portfolio
--------------------------------------------------------------------------------

NOTE 3 -- continued

to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolios average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

   Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the averaged daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $24,025. Prior to April 7, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

   The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

   The Portfolio Trust entered into an agreement with Investors Bank and Trust Company (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

   For the year ended August 31, 2000, affiliates of Deutsche Bank AG received $4,869 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3 -- concluded

   The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible Directors.

   Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 4 -- Investment Portfolio Transactions

   Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:

         Purchases
         US Government......................................  $         --
         Non-US Government..................................    23,702,405
                                                              ------------
         Total..............................................  $ 23,702,405
                                                              ============

         Sales
         US Government......................................  $         --
         Non-US Government..................................    23,619,846
                                                              ------------
         Total..............................................  $ 23,619,846
                                                              ============

   On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over the cost was $7,501,385 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,214,925.

NOTE 5 -- Line of Credit Agreement

   The Portfolio Trust has established a revolving line of credit with IBT. Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 10% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 5.75% and the maximum and average amount of the loans out-

Top 50 Europe Portfolio
--------------------------------------------------------------------------------

NOTE 5 -- concluded

standing during the borrowing period were $536,089 and $536,089, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio Trust during the year were $1,622.

NOTE 6 -- Forward Foreign Currency Contracts

   The following contract was open at August 31, 2000:

                      In Exchange                       Current
                           for US      Settlement         Value       Unrealized
Purchase                  Dollars            Date         (US$)     Depreciation
-------------         -----------      ----------      --------     ------------
British Pound            $142,625          9/1/00      $140,579         $(2,046)

NOTE 7 -- Futures Contracts

   At August 31, 2000, the Top 50 Europe Portfolio had entered into the following futures contract:

Type of                                                               Unrealized
Future                 Expiration       Contracts      Position     Depreciation
-------------          ----------       ---------      --------     ------------
DJ Euro Stoxx           9/15/2000             120          Long        $(28,787)


Note 8 -- Off-Balance Sheet Risk and Concentration of Credit Risk

   The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

   Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

Top 50 Europe Portfolio
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Flag Investors Portfolios Trust and
Beneficial Interest Holders of Top 50 Europe Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 Europe Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

                       This page intentionally left blank.

                       This page intentionally left blank.

               This report is prepared for the general information of
            shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

               For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

--------------------------------------------------------------------------------
                           [LOGO OF FLAG INVESTORS]

                                 Domestic Equity
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              International Equity
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  Fixed Income
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  Money Market
                            Cash Reserve Prime Shares



                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              www.flaginvestors.com

                                 Distributed by:
                             ICC Distributors, Inc.


                                                                TOP50EANN(10/00)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------

                                    [LOGO]

                                Flag Investors
                        Investing With A Difference(R)


                                   Top 50 US

                                 Annual Report

                                August 31, 2000

     ---------------------------------------------------------------------

Report Highlights
--------------------------------------------------------------------------------

 .    The Fund's Class A shares produced a total return of 24.87% (excluding sales charges) for the twelve months ended August 31, 2000, outperforming the S&P 500 Index return of 16.32% for the same time period.

 .    The Fund's strong outperformance was primarily due to its concentration in the technology and financial services sectors throughout the fiscal year, to effective sector allocation and to strong stock selection, as we seek only the most competitive, high quality companies and maintain a focused portfolio of approximately 50 stocks.

 .    Overall, the S&P 500 technology constituents were the strongest performers during the fiscal year with a gain of 45.7%, followed in second place by the financial services sector, which appreciated by 21.3%. Utility stocks scored third.

 .    We expect optical, semiconductor and networking companies in the technology sector to experience dynamic growth ahead, and we believe health care stocks should benefit in the coming months from a rotation toward more defensive sectors of the US equity market.

Fund Performance
-------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares/1/
October 2, 1997 - August 31, 2000

     $10,000 invested in the Flag Investors Top 50 US Class A
     Shares at inception on October 2, 1997 was worth $17,872 on August 31, 2000.

                             [GRAPH APPEARS HERE]

                    10/2/97                        10000
                                                    9976
                                                   11152
                                                   11408

                    8/31/98                        10096
                                                   12408
                                                   13440
                                                   13864

                    8/31/99                        14312
                                                   15544
                                                   16784
                                                   15864

                  8/31/2000                        17872


Flag Investors Top 50 US -- Class A

                                  Cumulative Total Return       Average Annual Total Return
                                  -----------------------       ---------------------------
                                                    Since                             Since
                                       Past     inception           Past          inception
 Periods ended August 31, 2000       1 year       10/2/97         1 year            10/2/97
-------------------------------------------------------------------------------------------
 Top 50 US - Class A Shares/1/       24.87%       78.72%          24.87%          22.06%
-------------------------------------------------------------------------------------------
 S&P 500 Index/2/                    16.32%       66.68%/4/       16.32%          19.14%/4/
-------------------------------------------------------------------------------------------
 Lipper Large Cap Growth Average/3/  39.48%      108.31%/4/       39.48%          27.94%/4/
-------------------------------------------------------------------------------------------

_____________________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 Index is an unmanaged broad-based market index of US equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning September 30, 1997.

Fund Performance
-------------------------------------------------------------------------------

Flag Investors Top 50 US -- Class B

                                           Cumulative Total Return   Average Annual Total Return
                                           -----------------------   ---------------------------
                                                           Since                        Since
                                              Past     inception           Past     inception
    Periods ended August 31, 2000           1 year       3/18/98         1 year       3/18/98
   ---------------------------------------------------------------------------------------------
    Top 50 US - Class B Shares/1/           23.83%         52.96%        23.83%        18.89%
   ---------------------------------------------------------------------------------------------
    S&P 500 Index/2/                        16.32%         42.19%/4/     16.32%        15.68%/4/
   ---------------------------------------------------------------------------------------------
    Lipper Large Cap Growth Average/3/      39.48%         84.58%/4/     39.48%        27.96%/4/
   ---------------------------------------------------------------------------------------------

____________________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 Index is an unmanaged broad-based market index of US equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning March 31, 1998.


Flag Investors Top 50 US -- Class C

                                      Cumulative Total Return     Average Annual Total Return
                                      -----------------------     ---------------------------
                                                         Since                        Since
                                            Past     inception           Past     inception
    Periods ended August 31, 2000         1 year        9/2/98         1 year        9/2/98
   ------------------------------------------------------------------------------------------
    Top 50 US - Class C Shares/1/         23.95%         66.88%        23.95%        29.25%
   ------------------------------------------------------------------------------------------
    S&P 500 Index/2/                      16.32%         62.60%/4/     16.32%        27.51%/4/
   ------------------------------------------------------------------------------------------
    Lipper Large Cap Growth Averag/3/     39.48%        110.83%/4/     39.48%        44.22%/4/
   ------------------------------------------------------------------------------------------

________________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 Index is is an unmanaged broad-based market index of US equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning August 31, 1998.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares/1/
October 2, 1997-August 31, 2000

                             [GRAPH APPEARS HERE]

          ---Flag Investors Top 50 US--Class A Shares $16,889
          ---S&P 500 Index/2/ $16,668

                       Flag Top 50 US - A         S&P 500 Index
          0/2/97       $ 9,450                    $10,000
                       $ 9,427                    $10,113
                       $10,539                    $11,151
                       $10,781                    $11,637

          8/31/98      $ 9,541                    $10,251
                       $11,726                    $12,507
                       $12,701                    $13,352
                       $13,101                    $14,083

          8/31/99      $13,525                    $14,329
                       $14,689                    $15,123
                       $15,861                    $14,918
                       $14,991                    $15,559

          8/31/2000    $16,889                    $16,668

Average Annual Total Return/1/

Periods Ended August 31, 2000         1 Year              Since Inception/3/
-------------------------------------------------------------------------------
Class A Shares                        18.01%               19.71%
-------------------------------------------------------------------------------

------------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 is an unmanaged broad-based market index of US equity securities. Benchmark returns are for the period beginning September 30, 1997.
/3/  October 2, 1997.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares/1/
March 18, 1998-August 31, 2000

                             [GRAPH APPEARS HERE]


       -- Flag Investors Top 50 US--Class B Shares $14,996
       -- S&P 500 Index/2/ $14,219

                        Flag Top 50 US - B         S&P 500 Index
          3/18/98       $10,000                     $10,000
                        $9,447                      $9,927

          8/31/98       $8,330                      $8,745
                        $10,214                     $10,670
                        $11,058                     $11,390
                        $11,512                     $12,014

          8/31/99       $11,858                     $12,224
                        $12,849                     $12,901
                        $13,847                     $12,726
                        $13,192                     $13,273
          8/31/2000     $14,996                     $14,219

Average Annual Total Return/1/

Periods Ended August 31, 2000           1 Year              Since Inception/3/
--------------------------------------------------------------------------------
Class B Shares                          18.83%                    17.94%

--------------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 is an unmanaged broad-based market index of US equity securities. Benchmark returns are for the period beginning March 31, 1998.
/3/  March 18, 1998.

Flag Investors Top 50 US
-------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class C Shares/1/
September 2, 1998-August 31, 2000

                             [GRAPH APPEARS HERE]

             -- Flag Investors Top 50 US--Class C Shares $16,688
             -- S&P 500 Index/2/ $16,260

                             Flag Top 50 US - C           US - C S&P 500 Index
                9/2/98       $10,000                      $10,000
                             $11,642                      $12,201
                             $12,640                      $13,025
                             $12,941                      $13,738
                8/31/99      $13,329                      $13,979
                             $14,600                      $14,753
                             $15,736                      $14,553
                             $14,832                      $15,178
                8/31/2000    $16,688                      $16,260

Average Annual Total Return/1/

Periods Ended August 31, 2000      1 Year       Since Inception/3/
-------------------------------------------------------------------------------
Class C Shares                     22.95%            29.25%
-------------------------------------------------------------------------------

--------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P 500 is an unmanaged broad-based market index of US equity securities. Benchmark returns are for the period beginning August 31, 1998.
/3/  September 2, 1998.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present you with this annual report for Flag Investors Top 50 US (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

     For the fiscal year, the Fund significantly outperformed its benchmark. The Fund's Class A shares produced a return of 24.87% for the twelve months ended August 31, 2000, as compared to 16.32% for the S&P 500 Index. The Fund's Class B and Class C shares produced annual returns of 23.83% and 23.95%, respectively.

     This strong outperformance was primarily due to the Fund's concentration in the technology and financial services sectors throughout the fiscal year, to effective sector allocation and to strong stock selection. We continued to seek aggressive and tenacious US companies that dominate their markets and maintain a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. Based on careful monitoring of the ever-shifting group of what we believe to be the top 50 US companies, portfolio activity during the annual period was somewhat higher than usual.

     For example, in the technology sector, we sold such "Old Economy," slower growth names as International Business Machines, Xerox and Lucent Technologies. We then redeployed those proceeds into optical networking companies, such as JDS Uniphase, Nortel Networks and Corning. All three of these companies are experiencing dynamic growth driven by the tremendous demand for bandwidth from voice, data and video streaming.

     We increased the Fund's weighting in the utilities sector, primarily through stock appreciation driven by industry consolidation and deregulation. We also established holdings for the Portfolio in the energy sector with Exxon Mobil and oil services giant, Schlumberger. We believe these companies should benefit from higher oil prices, which, in turn may exert upward pressure on earnings going forward.

Letter to Shareholders (concluded)
-------------------------------------------------------------------------------

     On the other hand, we pared back the Fund's exposure to the consumer cyclical sector, particularly in the second half of the fiscal year. The Fund's move to an underweighted position was based on concerns over softer consumer spending in the face of rising interest rates, higher energy costs and moderating economic growth. Other significant changes in the Fund took place in the consumer staples area, where we sold several large multi-national stocks, such as Avon Products, Colgate, Procter & Gamble and McDonald's. Concerns about sluggish domestic growth, higher input costs and currency headwinds continue unabated with the euro hitting new lows against the dollar. The Fund's performance was negatively impacted by its overweighted position in the underperforming health care sector.

Investment Environment

     Overall, the S&P 500's technology constituents were the strongest performers during the fiscal year, gaining 45.7%. Financial services stocks followed in second place, appreciating by 21.3%, and the utilities sector placed third. The health care sector underperformed the S&P 500 Index, as the industry struggled with decelerating top line growth, a lack of new blockbuster drugs, patent expiration issues and political pressure resulting from the debate over a Medicare prescription proposal. Volatility within the US equity markets remained high.

     As the Fund's fiscal year began in September, the S&P 500 Index was going through a corrective phase, brought on in large part by fears of economic overheating and concerns over higher interest rates. The Federal Reserve Board had already raised interest rates in June and August, and the anticipation was that it would do so again. During the third calendar quarter, technology stocks were the only group of the eleven S&P 500 sectors that outperformed.

     Technology stocks led the subsequent market surge that catapulted the S&P 500 technology sector ahead by 34% in the fourth calendar quarter. During the fourth quarter, the equity market broadened out, and the consumer cyclicals and capital goods sectors also saw sharp gains.

     Once the new year began, we witnessed sharp corrections in virtually all segments of the equity market, including the technology sector. Arguing that the pace of the economy could not be indefinitely supported by labor force growth and thus may rekindle inflation, the Federal Reserve Board raised interest rates on November 16, February 2, March 21 and May 16. The dramatic correction in the NASDAQ Composite that began in March and April and the Justice

Department's ruling in the Microsoft antitrust case also impacted the major US equity indices. The S&P 500 Index fell almost 10% from March 24 through May 23, and large cap stocks underperformed small and mid cap stocks for the first six months of 2000. But the large cap stock market finally found its footing in June when it seemed that the Fed could be induced to delay additional interest rate hikes based on signs of a slowing economy. With persistent concerns about corporate earnings and profit growth in a slowing economic environment, volatility remained high through the summer months.

Looking Ahead

     Going forward, we believe that the large cap US equity market will continue to focus on interest rates and corporate earnings. We agree with the consensus outlook that the Federal Reserve Board is nearing the end of its tightening bias. We further believe that earnings growth has peaked and may moderate into 2001. While the price/earnings multiple compression witnessed during the March through May period was severe, we believe it is not likely to be repeated for the balance of the year.

     Within the US equity sectors, our outlook for optical, semiconductor and networking companies in the technology sector is quite positive. We also believe that as economic growth slows in the remaining months of the year, health care stocks should benefit from a rotation in investor sentiment from high growth companies and toward more defensive sectors.

     Given this outlook, we believe the Fund's focused investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.

Sincerely,

/s/ Owen B. Fitzpatrick & Leo Grohowski

Owen B. Fitzpatrick and Leo Grohowski
on behalf of the Portfolio Management Team
August 31, 2000

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                             August 31, 2000

--------------------------------------------------------------------------------

Assets:
   Investment in Top 50 US Portfolio (the "Portfolio"), at value...............   $15,601,366
   Receivable from Manager for expense reimbursement, net......................        41,469
   Receivable for capital shares sold..........................................        48,343
   Receivable from Top 50 US Portfolio for withdrawals.........................           600
   Deferred organization costs.................................................         5,240
                                                                                  -----------
     Total assets..............................................................    15,697,018
                                                                                  -----------
Liabilities:
   Payable for capital shares redeemed.........................................         6,621
   Payable to Top 50 US Portfolio for contributions............................         9,995
   Transfer agent fees payable.................................................         4,920
   Distribution and service fees payable.......................................         5,666
   Accounting fees payable.....................................................         1,900
   Administration fees payable.................................................         6,278
   Other accrued expenses......................................................        22,178
                                                                                  -----------
     Total liabilities.........................................................        57,558
                                                                                  -----------
     Net assets................................................................   $15,639,460
                                                                                  ===========
Net Assets Consist of:
   Capital stock, $0.001 par value.............................................   $       735
   Paid-in capital.............................................................    12,939,696
   Accumulated net realized loss on investment.................................      (136,688)
   Net unrealized appreciation of investments..................................     2,835,717
                                                                                  -----------
     Net assets................................................................   $15,639,460
                                                                                  ===========

Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
Class A Shares
   Net assets..................................................................   $10,783,769
                                                                                  ===========
   Shares outstanding..........................................................       482,646
                                                                                  ===========
   Net asset value and redemption price per share..............................   $     22.34
                                                                                  ===========
   Offering price per share ($22.34 / .945)....................................   $     23.64
                                                                                  ===========

Class B Shares
   Net assets..................................................................   $ 4,575,922
                                                                                  ===========
   Shares outstanding..........................................................       239,404
                                                                                  ===========
   Net asset value and offering price per share................................   $     19.11
                                                                                  ===========
   Minimum redemption price per share ($19.11 x .95)...........................   $     18.15
                                                                                  ===========

Class C  Shares
   Net assets..................................................................   $   279,769
                                                                                  ===========
   Shares outstanding..........................................................        13,414
                                                                                  ===========
   Net asset value and offering price per share................................   $     20.86
                                                                                  ===========
   Minimum redemption price per share ($20.86 x .99)...........................   $     20.65
                                                                                  ===========

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------
Statement of Operations

                                                                                           For the
                                                                                         Year Ended
                                                                                           August 31,
------------------------------------------------------------------------------------------------------
                                                                                             2000

Investment Income:
Investment Income and Expenses Allocated from Top 50 US Portfolio:
   Dividend income................................................................    $      45,889
   Interest income................................................................           11,314
   Expenses.......................................................................         (143,245)
                                                                                      -------------
   Expenses in excess of income allocated from Top 50 US Portfolio................          (86,042)
                                                                                      -------------
Expenses:
   Administration fees............................................................           74,833
   Transfer agent fees............................................................           62,890
   Registration fees..............................................................           31,181
   Reports to shareholders........................................................           29,306
   Accounting fees................................................................           22,800
   Professional fees..............................................................           20,957
   Amortization of organization costs.............................................            2,525
   Directors' fees................................................................            2,515
   Distribution fees
     Class A Shares(a)............................................................            8,949
     Class B Shares...............................................................           25,218
     Class C Shares...............................................................            1,498
   Service fees

     Class A Shares(a)............................................................            3,641
     Class B Shares...............................................................            8,406
     Class C Shares...............................................................              499
   Other expenses.................................................................            1,350
                                                                                      -------------
     Total expenses...............................................................          296,568
   Less: fees waivers or expense reimbursements...................................         (299,517)
                                                                                      -------------
     Net expenses.................................................................           (2,949)
                                                                                      -------------
        Expenses in excess of income..............................................          (83,093)
                                                                                      -------------
NetRealized and Unrealized Gain on Investments Allocated from Top 50 US
   Portfolio:

     Net realized gain on investments.............................................          389,428
     Net change in unrealized appreciation/
        depreciation on investments...............................................        1,549,421
                                                                                      -------------
Net Realized and Unrealized Gain on Investments Allocated from
   Top 50 US Portfolio............................................................        1,938,849
                                                                                      -------------
Net Increase in Net Assets Resulting from Operations..............................    $   1,855,756
                                                                                      =============

________________
(a) As of January 18, 2000 Class A shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                           For the     For the
                                                        Year Ended  Year Ended
                                                         August 31, August 31,
-------------------------------------------------------------------------------
                                                              2000        1999
Increase in Net Assets:
Operations:
   Expenses in excess of income....................... $   (83,093) $  (40,481)
   Net realized gain (loss) on investments allocated
     from Top 50 US Portfolio.........................     389,428    (145,703)
   Net change in unrealized appreciation/
     depreciation on investments allocated from
     Top 50 US Portfolio..............................   1,549,421   1,454,911
                                                        ----------  ----------
   Net increase in net assets resulting
     from operations..................................   1,855,756   1,268,727
                                                        ----------  ----------
Capital Share Transactions:
   Net proceeds from shares sold......................   7,978,688   6,730,640
   Shares issued for securities transferred in-kind...   2,408,952          --
   Net cost of shares redeemed........................  (2,872,585) (4,223,573)
                                                        ----------  ----------
   Net increase in net assets resulting from capital
     share transactions...............................   7,515,055   2,507,067
                                                        ----------  ----------
         Total increase in net assets.................   9,370,811   3,775,794

Net Assets:
   Beginning of year..................................   6,268,649   2,492,855
                                                        ----------  ----------
   End of year........................................ $15,639,460  $6,268,649
                                                        ==========  ==========

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                        For the     For the  For the Period
                                     Year Ended  Year Ended  Oct. 2, 1997/1/
                                     August 31,  August 31,   to August 31,
----------------------------------------------------------------------------
                                           2000        1999            1998
Net Asset Value at Beginning
   of Period .........................  $ 17.89      $12.62          $12.50
                                        -------       ------         -------
Investment Operations:
   Expenses in excess of income ......    (0.10)      (0.08)          (0.03)
   Net realized and unrealized gain
     on investments allocate
     from Top 50 US Portfolio ........     4.55        5.35            0.15
                                        -------      ------         -------
   Increase from investment
     operations ......................     4.45        5.27            0.12
                                        -------      ------          -------
Net Asset Value at End of Period .....  $ 22.34      $17.89          $12.62
                                        =======      ======          =======

Total Return
   (based on net asset value)/2/......    24.87%      41.76%           0.96%
Ratios and Supplemental Data:
   Net assets, end of period (000's)    $10,784      $3,370          $2,056
   Ratios to average net assets:
     Expenses/3/ .....................     1.31%       1.50%           1.50%/4/
     Expenses in excess of income/3/      (0.65)%     (0.52)%         (0.44)%/4/
   Portfolio turnover of Top 50
     US Portfolio ....................       68%         58%             24%

_____________
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

      Expenses to average net assets          4.81%       5.71%      11.58%/4/
      Expenses in excess of income to average
        net assets                           (4.15)%     (4.73)%    (10.52)%/4/
/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                         For the      For the        For the Period
                                      Year Ended   Year Ended      Mar. 18, 1998/1/
                                      August 31,   August 31,         to August 31,
-----------------------------------------------------------------------------------
                                            2000         1999                  1998
Net Asset Value at Beginning
   of Period.........................  $  15.44      $  10.96               $ 12.50
                                       --------      --------               -------
Investment Operations:
   Expenses in excess of income......     (0.18)        (0.12)                (0.06)
   Net realized and unrealized gain
     (loss) on investments allocated
     from Top 50 US Portfolio........      3.85          4.60                 (1.48)
                                       --------      --------               -------
   Increase (decrease) from
     investment operations ..........      3.67          4.48                 (1.54)
                                       --------      --------               -------
Net Asset Value at End of Period ....  $  19.11      $  15.44               $ 10.96
                                       ========      ========               =======
Total Return
   (based on net asset value)/2/.....     23.77%        40.88%               (12.32)%
Ratios and Supplemental Data:
   Net assets, end of period
   (000's)...........................  $  4,576      $  2,764               $   436
   Ratios to average net assets:
     Expenses/3/.....................      2.09%         2.25%                 2.25%/4/
     Expenses in excess of
     income/3/.......................     (1.42)%       (1.30)%               (1.35)%/4/
   Portfolio turnover of Top 50
     US Portfolio ...................        68%           58%                   24%

________________
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
     Expenses to average net assets             5.55%       6.83%     12.33%/4/
     Expenses in excess of income to average
       net assets                              (4.88)%     (5.88)%   (11.43)%/4/
/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                           For the        For the Period
                                                        Year Ended      Sept. 2, 1998/1/
                                                        August 31,         to August 31,
----------------------------------------------------------------------------------------
                                                              2000                  1999
Net Asset Value at Beginning of Period..............      $  16.83              $  12.50
                                                          --------              --------
Investment Operations:
   Expenses in excess of income.....................         (0.17)                (0.09)
   Net realized and unrealized gain
     on investments allocated from
     Top 50 US Portfolio............................          4.20                  4.42
                                                          --------              --------
   Increase from investment operations..............          4.03                  4.33
                                                          --------              --------
Net Asset Value at End of Period....................      $  20.86              $  16.83
                                                          ========              ========

Total Return (based on net asset value)/2/..........         23.95%                34.64%
Ratios and Supplemental Data:
   Net assets, end of period (000's)................      $    280              $    136
   Ratios to average net assets:
     Expenses/3/....................................          2.07%                 2.25%/4/
     Expenses in excess of income/3/................         (1.41)%               (1.31)%/4/
   Portfolio turnover of Top 50 US Portfolio........            68%                   58%

___________________
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
     Expenses to average net assets                          5.53%     7.15%/4/
     Expenses in excess of income to average net assets     (4.87)%   (6.21)%/4/
/4/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to Flag Investors Top 50 US (the "Fund").

     The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (formerly, the Deutsche Top 50 US Portfolio, the "Portfolio"), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 43.0% on August 31, 2000. At August 31, 2000, the remaining interest in the Portfolio was held by Deutsche Top 50 US (one of the series constituting Deutsche Global Funds Ltd., an offshore company and affiliate of the company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

     The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee. Each Class will bear its respective portion of the expenses under the Service and Distribution fees. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.

NOTE 2 -- Significant Accounting Policies

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     Valuation of Securities

         Valuation of securities by the portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

NOTE 2-- continued

     Investment Income, Expenses and Realized and
     Unrealized Gains and Losses

         The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on their relative net asset value.

     Federal Income Taxes

         The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required. The Fund has capital loss carryovers of $193, $72,593, and $38,097 expiring in 2006, 2007 and 2008, respectively.

     Distributions to Shareholders

         Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

         Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2-- concluded

     Deferred Organization Costs

         Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by a pro-rata portion of any unamortized organization costs of the Fund.

     Subscriptions In-Kind

         Shareholders may contribute securities as their subscription into the Fund. During 2000, certain securities contributed were subject to a taxable event prior to the in-kind transfer to the Fund and had the same market value as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities contributed in-kind to the Fund was equal to the market value of such securities on their respective dates of contribution to the Fund resulting in no difference between book cost and tax cost.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

     Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000, ICCC's fee was $29,956. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

     Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

     As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is

Flag Investors Top 50 US
--------------------------------------------------------------------------------

NOTE 3-- concluded

calculated daily and paid monthly. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $30,579. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

     ICC Distributors, Inc. (ICCD), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to December 20, 1999, Edgewood Services Inc., served as distribution and shareholder servicing agent for the Fund and operated under a similar fee structure.

     By an Expense Limitation agreement effective April 1, 2000, between the Company and DFM, DFMhad agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.15% of the average daily net assets of the Class A Shares and 1.90% of the average daily net assets of the Class B and Class C Shares through June 1, 2001. Prior to April 1, 2000, total operating expenses of the fund were limited to 1.50%, 2.25% and 2.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares, respectively.

     Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

     From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

     On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                                        Approximate
                                                     Number of        Percentage of
                                                   Shareholder          Outstanding
                                                      Accounts               Shares
                                                  ------------       --------------
Bankers Trust Co.                                            1               16.34%
Fidelity Investments Institutional
  Operations Co., Inc.                                       1               10.24%

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5 -- Capital Share Transactions

     The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:

                                                        Year Ended                 Year Ended
                                                   August 31, 2000            August 31, 1999
                                          ------------------------     ----------------------
                                             Shares         Amount       Shares        Amount
                                          ---------     ----------    ---------   -----------
Class A Shares
   Shares sold..........................    276,184     $ 5,830,101     245,592   $ 4,215,805
   Securities transferred in-kind.......    108,855       2,408,952          --            --
   Shares redeemed......................    (90,752)     (1,899,838)   (220,175)   (3,728,094)
                                          ---------     -----------   ---------   -----------
   Net increase.........................    294,287     $ 6,339,215      25,417       487,711
                                          ---------     -----------   ---------   -----------

Class B Shares
   Shares sold..........................    115,380     $ 2,036,428     157,403   $ 2,177,200
   Shares redeemed......................    (54,997)       (965,545)    (18,199)     (288,524)
                                          ---------     -----------   ---------   -----------
   Net increase.........................     60,383     $ 1,070,883     139,204   $ 1,888,676
                                          ---------     -----------   ---------   -----------

                                                                               For the Period
                                                         Year Ended       Sept. 2, 1998/1/ to
                                                    August 31, 2000           August 31, 1999
                                          -------------------------   -----------------------
                                             Shares          Amount      Shares        Amount
                                          ---------     -----------   ---------   -----------
Class C Shares
   Shares sold..........................      5,722     $   112,159      19,925   $   337,635
   Shares redeemed......................       (358)         (7,202)    (11,875)     (206,955)
                                          ---------     -----------   ---------   -----------
   Net increase.........................      5,364     $   104,957       8,050   $   130,680
                                          ---------     -----------   ---------   -----------

_______________
/1/ Inception date.

Flag Investors Top 50 US
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors Top 50 US:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Top 50 US, formerly Deutsche Top 50 US, (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

Top 50 US Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments                                         August 31, 2000

      Shares     Security                                                   Market Value
----------------------------------------------------------------------------------------
COMMON STOCK-- 98.1%

Capital Goods-- 8.2%
      20,310     General Electric Co....................................     $ 1,191,943
       3,500     Sanmina Corp/1/........................................         413,000
      14,530     Symbol Technologies, Inc...............................         601,179
      13,200     Tyco International Ltd.................................         752,400
                                                                              ----------
                                                                               2,958,522
                                                                              ----------

Communication Services-- 3.7%
       6,900     Alltel Corp............................................         348,881
      13,200     Nextlink Communications, Inc.-- Class A/1/.............         462,825
      14,800     Worldcom, Inc./1/......................................         540,200
                                                                              ----------
                                                                               1,351,906
                                                                              ----------

Consumer Cyclicals-- 6.5%
       9,300     Costco Wholesale Corp./1/..............................         320,269
      10,170     Home Depot, Inc........................................         488,796
       6,125     McGraw-Hill Companies Inc. (The).......................         379,367
       5,000     Omnicom Group Inc......................................         417,187
      15,740     Wal-Mart Stores, Inc...................................         746,666
                                                                              ----------
                                                                               2,352,285
                                                                              ----------

Consumer Staples-- 5.7%
      21,200     Comcast Corp.-- Class A/1/.............................         789,700
      12,075     CVS Corp./1/...........................................         448,284
      13,500     Infinity Broadasting Corp.-- Class A/1/................         511,313
       3,600     Time Warner Inc........................................         307,800
                                                                              ----------
                                                                               2,057,097
                                                                              ----------

Energy-- 3.9%
       8,800     Exxon Mobil Corp.......................................         718,300
       8,000     Schlumberger Ltd.......................................         682,500
                                                                              ----------
                                                                               1,400,800
                                                                              ----------

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------

      Shares     Security                                              Market Value
-----------------------------------------------------------------------------------
         COMMON STOCK-- (continued)

Financials-- 16.9%
      12,400     American Express Co.................................    $  733,150
       8,900     American International Group, Inc...................       793,213
      11,000     AXA Financial Inc...................................       569,250
      11,800     Bank of New York Co. Inc. (The).....................       618,762
      13,050     Chase Manhattan Corp................................       729,169
      18,533     Citigroup, Inc......................................     1,081,883
       2,500     Lehman Brothers Holding Inc.........................       362,500
       6,000     Marsh & McLennan Co., Inc...........................       712,500
       5,100     Morgan Stanley Dean Witter & Co.....................       548,569
                                                                         ----------
                                                                          6,148,996
                                                                         ----------

Health Care-- 11.3%
       7,950     Amgen, Inc./1/......................................       602,709
       8,900     Bristol-Myers Squibb Co.............................       471,700
       5,670     Johnson & Johnson...................................       521,286
       7,700     Eli Lilly & Co......................................       562,100
      12,170     Medtronic, Inc......................................       623,712
      19,627     Pfizer, Inc.........................................       848,868
       8,250     Pharmacia Corp......................................       483,141
                                                                         ----------
                                                                          4,113,516
                                                                         ----------

Technology-- 37.1%
      23,650     Cisco Systems, Inc./1/..............................     1,620,025
       3,200     Corning Inc.........................................     1,049,400
       3,000     Corvis Corp./1/.....................................       311,437
      18,200     EMC Corp./1/........................................     1,783,600
      16,420     Intel Corp..........................................     1,229,447
       6,975     JDS Uniphase Corp./1/...............................       869,259
      15,800     LSI Logic Corp./1/..................................       567,813
      10,300     Microsoft Corp./1/..................................       719,069
      16,000     Nortel Networks Corp................................     1,305,000
       5,400     QUALCOMM, Inc./1/...................................       323,325
      13,250     Sun Microsystems, Inc./1/...........................     1,681,922

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments (concluded)                             August 31, 2000


      Shares     Security                                              Market Value
-----------------------------------------------------------------------------------
COMMON STOCK-- (concluded)

Technology-- (continued)
      16,600     Texas Instruments, Inc.............................    $ 1,111,163
       4,100     Veritas Software Corp./1/..........................        494,306
       3,400     Yahoo!, Inc./1/....................................        413,100
                                                                        -----------
                                                                         13,478,866
                                                                        -----------

Utilities-- 4.8%
      14,900     AES Corp./1/.......................................        949,875
       9,400     Enron Corp.........................................        797,825
                                                                        -----------
                                                                          1,747,700
                                                                        -----------
Total Investments (Cost-- $23,628,607)/2/..................  98.1%       35,609,688
Other Assets in Excess of Liabilities......................   1.9%          678,028
                                                           ------       -----------
Net Assets                                                  100.0%      $36,287,716
                                                           ======       ===========

______________
/1/ Non-income producing security.
/2/ Aggregate cost for federal tax purposes is $23,716,077.

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           August 31, 2000

-----------------------------------------------------------------------------------
Assets:
   Investments, at value..........................................      $35,609,688
   Cash...........................................................        1,636,557
   Dividends receivable...........................................           12,002
   Interest receivable............................................            4,548
   Receivable for investments sold................................          231,901
   Deferred organization costs....................................           27,443
   Receivable for beneficial interest for contributions...........            9,995
                                                                      -------------
     Total assets.................................................       37,532,134
                                                                      -------------
Liabilities:
   Payable for investments purchased..............................          883,742
   Payable for beneficial interest for withdrawals................          260,094
   Investment management fees payable.............................           32,774
   Custody and accounting fees payable............................            6,316
   Administrative agent fees payable..............................            9,170
   Organization cost payable......................................           28,564
   Other accrued expenses.........................................           23,758
                                                                      -------------
     Total liabilities............................................        1,244,418
                                                                      =============
     Net assets...................................................      $36,287,716
                                                                      =============
Net Assets:
   Applicable to beneficial interests.............................      $36,287,716
                                                                      =============
   Cost of investments............................................      $23,628,607
                                                                      =============

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Statement of Operations

                                                                          For the
                                                                        Year Ended
                                                                        August 31,
-----------------------------------------------------------------------------------
                                                                              2000
Investment Income:
   Dividend income...................................................   $  151,540
   Interest income...................................................       37,292
                                                                       -----------
     Total income....................................................      188,832
                                                                       -----------
Expenses:
   Investment management fees........................................      240,525
   Custody and accounting fees.......................................       62,702
   Operations agent fees.............................................       59,980
   Administrative agent fees.........................................       49,583
   Professional fees.................................................       26,557
   Amortization of organization costs................................       13,220
   Trustees' fees....................................................        2,582
   Interest expense..................................................        1,595
   Other expenses....................................................       15,073
                                                                       -----------
     Total expenses..................................................      471,817
                                                                       -----------
     Expenses in excess of income....................................     (282,985)
                                                                       -----------
Net Realized and Unrealized Gain on Investments

   Net realized gain on investments..................................    1,361,803
   Net change in unrealized appreciation/depreciation
     on investments..................................................    4,972,523
                                                                       -----------
Net Realized and Unrealized Gain on Investments......................    6,334,326
                                                                       -----------
Net Increase in Net Assets Resulting from Operations.................   $6,051,341
                                                                       ===========

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                         For the            For the
                                                       Year Ended        Year Ended
                                                        August 31,         August 31,
------------------------------------------------------------------------------------
                                                            2000              1999
Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income....................   $  (282,985)     $   (247,773)
   Net realized gain (loss) on investment..........     1,361,803          (872,169)
   Net change in unrealized appreciation/
     depreciation on investments...................     4,972,523         7,983,805
                                                     ------------      ------------
   Net increase in net assets resulting
     from operations...............................     6,051,341         6,863,863
                                                     ------------      ------------
Capital Transactions:
   Proceeds from contributions.....................    23,720,168        22,490,394
   Withdrawals.....................................   (17,670,470)      (19,487,950)
                                                     ------------      ------------
   Net increase in net assets resulting from
     capital transactions..........................     6,049,698         3,002,444
                                                     ------------      ------------
     Total increase in net assets..................    12,101,039         9,866,307
Net Assets:
   Beginning of year...............................    24,186,677        14,320,370
                                                     ------------      ------------
   End of year.....................................  $ 36,287,716      $ 24,186,677
                                                     ============      ============

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Financial Highlights

                                         For the                For the         For the Period
                                       Year Ended             Year Ended        Oct. 2, 1997/1/
                                        August 31,             August 31,          to August 31,
------------------------------------------------------------------------------------------------
                                              2000                  1999                   1998
Ratios/Supplemental Data:
   Net assets, end of period (000's)..     $36,288                $24,187              $14,320
   Ratios of expenses to average
     net assets before interest
     expense..........................        1.67%                  1.98%                3.24%/2/
   Ratio of interest expense
     to average net assets............        0.00%/3/               0.00%/3/              --
   Ratio of expenses to average
     net assets after interest
     expense..........................        1.67%                  1.98%                3.24%/2/
   Ratio of expenses in excess
     of income to average
     net assets.......................       (1.00)%                (1.00)%              (2.18)%/2/
   Portfolio turnover.................          68%                    58%                  24%

___________________________
/1/ Commencement of operations.
/2/ Annualized.
/3/ Amount rounds to less than 0.01%.

See Notes to Financial Statements.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 US Portfolio (the "Portfolio").

     The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

     The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

NOTE 2 -- Significant Accounting Policies

     When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

     Valuation of Securities

          Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the

Top 50 US Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- continued

     over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

         Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000, there were no fair valued securities.

     Cash

         Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash.At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

     Investment Transactions

         Investment transactions are recorded on a trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premium is recorded daily on an accrual basis.

     Futures Contracts

         The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss

Top 50 US Portfolio
--------------------------------------------------------------------------------


NOTE 2 -- concluded

     equal to the difference between the value of the futures contract to sell and the contract to buy.

     Federal Income Taxes

         The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

     Expenses

         Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolio Trust are allocated among the portfolios based on relative net asset value.

     Deferred Organization Costs

         Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

     The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM (the "Advisor"). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to Deutsche Asset Management, Inc. ("DeAM, Inc.") as investment sub-advisor (the "Sub-Advisor") to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services,

Top 50 US Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3 -- concluded

DeAM, Inc. receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

     Investment Company Capital Corp. ("ICCC"), an indirect wholly-owned subsidiary of Deutsche Bank AG, serves as operations agent to the portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000, ICCC's fee was $24,079. Prior to April 7, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

     The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

     The Portfolio Trust entered into an agreement with Investors Bank and Trust Company (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

     For the year ended August 31, 2000, affiliates of Deutsche Bank AG received $189 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

     The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible directors.

     Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

Top 50 US Portfolio
--------------------------------------------------------------------------------

NOTE 4 -- Investment Portfolio Transactions

     Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:

         Purchases
         US Government.......................................  $        --
         Non-US Government...................................   24,150,561
                                                               -----------
         Total...............................................  $24,150,561
                                                               ===========

         Sales
         US Government.......................................  $        --
         Non-US Government...................................   18,802,946
                                                               -----------
         Total...............................................  $18,802,946
                                                               ===========

     On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over tax cost was $12,563,178 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $669,567.

Note 5 -- Line of Credit Agreement

     The Portfolio Trust has established a revolving line of credit with IBT. Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.12% and the maximum and average amounts of the loans outstanding during the borrowing period were $1,676,209 and $852,376, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio Trust during the year were $1,622.

Top 50 US Portfolio
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Trustees of the Flag Investors Portfolios Trust and
Beneficial Interest Holders of Top 50 US Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 US Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

                      This page intentionally left blank

                      This page intentionally left blank

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

     ---------------------------------------------------------------------

                                    [LOGO]

                                 Flag Investors
                         Investing With A Difference(R)

                                 Domestic Equity

                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              International Equity

                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                  Top 50 Asia
                                 Top 50 Europe
                                 Top 50 World

                                  Fixed Income

                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  Money Market

                            Cash Reserve Prime Shares

                                 P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              www.flaginvestors.com

                                 Distributed by:
                             ICC Distributors, Inc.


     ---------------------------------------------------------------------

                                    [LOGO]
                                 Flag Investors
                         Investing With A Difference(R)


                                  Top 50 World

                                 Annual Report

                                August 31, 2000

Report Highlights
-------------------------------------------------------------------------------

     . The Fund's Class A shares produced a total return of 12.95% (excluding sales charges) for the twelve months ended August 31, 2000, slightly underperforming the MSCI World Index return of 13.46% for the same time period.

     . World equity markets were stuck in a trendless and volatile environment for most of the fiscal year. The MSCI World Index, as well as the country indices for the US, Japan, the UK, Germany and France, all finished 1999 at their twelve-month highs after a dramatic December rally. As the year 2000 began, however, the world markets were increasingly volatile, with the global focus on the US Federal Reserve Board's, the European Central Bank's, and the Bank of England's tightening policy for interest rates. The technology sector also experienced a global correction during the second half of the fiscal year.

     . The Fund was impacted by the volatility of world equity markets. Still, we actively took advantage of favorable movements in various sectors. For example, we overweighted the Portfolio in the technology sector during a very strong market, built positions in financial stocks as interest rate uncertainty gradually eased, and added to energy holdings as rising oil prices boosted share prices in this sector. Strong stock selection across the market sectors also helped the Fund's performance, as we seek only the most competitive, high quality companies and maintain a focused portfolio of approximately 50 stocks.

     . We expect the US equity markets to perform well over the near- to mid-term, as the economy continues to benefit from what we believe is the end of an interest rate cycle and from the increasingly visible "soft landing." We are generally positive on Europe, although the region is suffering from a weak euro and potential interest rate increases. We are more cautious on the Asian region and Japan in particular.

Fund Performance
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares/1/
October 2, 1997 - August 31, 2000


              $10,000 invested in the Flag Investors Top 50 World
                Class A Shares at inception on October 2, 1997
                     was worth $15,868 on August 31, 2000.

                             [GRAPH APPEARS HERE]

                      10/2/97                      $10,000
                     11/30/97                      $ 9,704
                                                   $10,776
                                                   $11,128
                      8/31/98                      $ 9,880
                                                   $11,840
                                                   $12,445
                                                   $13,271
                      8/31/99                      $14,048
                                                   $15,238
                                                   $16,023
                                                   $15,198
                    8/31/2000                      $15,868

Flag Investors Top 50 World -- Class A

                                           Cumulative Total Return      Average Annual Total Return
                                           -----------------------    ------------------------------
                                                             Since                             Since
                                                 Past    inception             Past        inception
 Periods ended August 31, 2000                 1 year      10/2/97           1 year          10/2/97
-----------------------------------------------------------------------------------------------------
  Top 50 World - Class A Shares/1/              12.95%       58.68%           12.95%        17.17%
-----------------------------------------------------------------------------------------------------
 MSCI World Index/2/                            13.46%       49.59%/4/        13.46%        14.81%/4/
-----------------------------------------------------------------------------------------------------
 Lipper Global Equity Average/3/                24.31%       52.35%/4/        24.31%        14.73%/4/
-----------------------------------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI World Index is an unmanaged broad-based market index of foreign equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning September 30, 1997.

Fund Performance
--------------------------------------------------------------------------------

Flag Investors Top 50 World -- Class B

                                       Cumulative Total Return        Average Annual Total Return
                                       -----------------------        ---------------------------
                                                         Since                              Since
                                         Past        inception        Past              inception
 Periods ended August 31, 2000            1 year        5/4/98        1 year               5/4/98
 ------------------------------------------------------------------------------------------------
 Top 50 World - Class B Shares/1/        12.10%          40.23%        12.10%               15.64%
 ------------------------------------------------------------------------------------------------
 MSCI World Index/2/                     13.46%          32.58%/4/     13.46%               12.85%/4/
 ------------------------------------------------------------------------------------------------
 Lipper Global Equity Average/3/         24.31%          38.61%/4/     24.31%               14.21%/4/
 ------------------------------------------------------------------------------------------------

---------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI World Index is an unmanaged broad-based market index of foreign equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning April 30, 1998.

Flag Investors Top 50 World -- Class C

                                             Cumulative Total Return
                                             -----------------------
                                                               Since
                                                           inception
 Period ended August 31, 2000                                5/31/00
--------------------------------------------------------------------
 Top 50 World - Class C Shares/1/                               4.20%
 MSCI World Index/2/                                            3.76%/4/
 Lipper Global Equity Average/3/                                6.34%/4/

____________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI World Index is an unmanaged broad-based market index of foreign equity securities. Index returns do not reflect expenses, which have been deducted from the Fund's return.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the period beginning May 31, 2000.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Additional Performance Information

  The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

  Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

  While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

  The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares/1/
October 2, 1997-August 31, 2000

                             [GRAPH APPEARS HERE]

             -- Flag Investors Top 50 World--Class A Shares $14,995
             -- MSCI World Index/2/ $14,812

                             Flag Top 50 World - A     MSCI World Index
                   10/2/97   $ 9,450                   $10,000
                             $ 9,170                   $ 9,638
                             $10,183                   $10,701
                             $10,516                   $11,115
                   8/31/98   $ 9,337                   $ 9,841
                             $11,189                   $11,565
                             $11,761                   $12,060
                             $12,541                   $12,575
                   8/31/99   $13,275                   $13,094
                             $14,400                   $14,019
                             $15,142                   $14,319
                             $14,362                   $14,285
                 8/31/2000   $14,995                   $14,812

Average Annual Total Return/1/

Periods Ended August 31, 2000             1 Year        Since Inception/3/
--------------------------------------------------------------------------
Class A Shares                             6.74%               14.92%
--------------------------------------------------------------------------
-------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI World Index is an unmanaged broad-based market index of foreign equity securities. Benchmark returns are for the period beginning September 30, 1997.
/3/  October 2, 1997.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares/1/
May 4, 1998-August 31, 2000

                             [GRAPH APPEARS HERE]

     --Flag Investors Top 50 World--Class B Shares $13,723
     --MSCI World Index/2/ $13,157

                    Flag Top 50 World - B             World - B MSCI World Index
          5/4/98    $10,000                           $ 9,873
          8/31/98   $ 8,421                           $ 8,741
                    $10,070                           $10,272
                    $10,568                           $10,713
                    $11,364                           $11,170
          8/31/99   $12,010                           $11,630
                    $12,998                           $12,452
                    $13,644                           $12,719
                    $13,055                           $12,689
          8/31/2000 $13,723                           $13,157

Average Annual Total Return/1/

Periods Ended August 31, 2000                 1 Year    Since Inception/3/
--------------------------------------------------------------------------
Class B Shares                                7.09%            14.57%
--------------------------------------------------------------------------
_______________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI World Index is an unmanaged broad-based market index of foreign securities. Benchmark returns are for the period beginning April 30, 1998.
/3/  May 4, 1998.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Cumulative Total Return/1/

Periods Ended August 31, 2000        1 Year            Since Inception/2/
--------------------------------------------------------------------------------
Class C Shares                         --                     3.20%
--------------------------------------------------------------------------------

____________
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/  May 31, 2000.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present you with this annual report for Flag Investors Top 50 World (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

  For the fiscal year, the Fund slightly underperformed its benchmark. The Fund's Class A shares produced a return of 12.95% for the twelve months ended August 31, 2000, as compared to 13.46% for the MSCI World Index. The Fund's Class B shares produced an annual return of 12.10%. The Fund introduced Class C shares on May 31, 2000.

  The Fund was impacted by the volatility of world equity markets. Still, we actively took advantage of favorable movements in various sectors. For example, we overweighted the Portfolio in the technology sector during a very strong market. Technology and communications stocks comprised approximately 40% of the Fund, and the tech-heavy NASDAQ Composite Index returned nearly 50% for the annual period. We also built positions in financial stocks as interest rate uncertainty gradually eased and added to energy holdings as rising oil prices boosted share prices in this sector.

  Strong stock selection across the market sectors also helped the Fund's performance. For example, our picks in the German equity market, namely SAP, Schering, and Allianz, performed even better than the strongly performing German market overall. In Japan, Fund holdings Yamanouchi Pharmaceuticals and Fujitsu were weak, as was the market as a whole, but Sony gained 68% over the annual period.

  We continued to seek global blue chip companies that dominated their respective industries, that demonstrated strong market position, exceptional ability to compete worldwide and excellent growth potential, and that were poised to benefit from powerful long-term trends in the world economy. Such trends include strong population growth in emerging markets, aging populations in industrialized nations, transitions to an information/communication society, expanding markets for brand-name products, and growing oil/energy consumption worldwide.

--------------------------------------------------------------------------------

  We stayed disciplined to our quality-oriented approach throughout the annual period, focusing on strong, growing companies in established industries and carefully monitoring the ever-shifting group of top 50 companies in the world. Based on this approach, several changes were made to the Portfolio during the fiscal year.

 . In September, we bought Taiwan Semiconductor and Finland's Nokia and sold
  Singapore Airlines and France's Elf Aquitaine.

 . In October, we exchanged US stocks, selling the struggling Philip Morris and replacing it with Johnson & Johnson.

 . Five companies were exchanged in January. Germany's Allianz AG replaced
  Switzerland's UBS, as the insurer was increasingly demonstrating better strategic positioning. Yamanouchi replaced the US' Merck, as we believe the Japanese pharmaceuticals company shows more dynamic growth and because we had concerns that major patent expirations at Merck left its product pipeline vulnerable. We replaced the US' Merrill Lynch with Australia's News Corp, on concerns that the broker's margins would be eroding as fees and brokerage commissions drop due to Internet competition. The United Kingdom's Cable & Wireless replaced that same nation's SmithKline Beecham, as the pharmaceutical company announced merger plans with Glaxo Wellcome, another Top 50 World Portfolio holding. And finally, Germany's Mannesmann replaced the UK's Vodafone Airtouch, as these two companies agreed to merge, and Mannesmann traded at a significant valuation discount to Vodafone.

 . Several more exchanges were made in March. The Fund bought the US' Oracle, Yahoo and Sabre Group and sold the Netherlands' Unilever NV, Germany's Allianz AG, and the US' Halliburton.

 . In July, we sold Sabre Group and added to the Fund's position in Oracle. And we replaced Japan's NTT with Hong Kong's China Mobile, as this cellular provider is seen to be a key beneficiary of China's economic recovery.

 . In August, US oil company Enron and Swiss pharmaceutical company Novartis were sold after having performed very well for the fiscal year and were replaced with US biotech company Millennium Pharmaceutical and US investment bank
  Morgan Stanley Dean Witter.

--------------------------------------------------------------------------------

  Among the Fund's strongest performers were Nokia, Ericsson, Cisco Systems, Sony, Microsoft, EMC, SAP, Allianz, Enron, Taiwan Semiconductor, Glaxo Wellcome, Johnson & Johnson, and Oracle. Weaker performers during the annual period included McDonald's, Cable & Wireless, Sabre Group, and Procter & Gamble.

Investment Environment

  World equity markets were stuck in a trendless and volatile environment for most of the fiscal year, yet the MSCI World Index still produced an annual return of 13.46%.

  The MSCI World Index, as well as the country indices for the US, Japan, the UK, Germany and France, all finished 1999 at their twelve-month highs after a dramatic December rally. The US equity market, where the Fund maintains nearly 50% of its total net assets, posted its fifth straight annual return in excess of 20%, as measured by both the S&P 500 Index and the Dow Jones Industrials Average. The tech-heavy NASDAQ indices also rose to all-time records. Still, volatility remained high over the four months of 1999 in the Fund's annual period, based on global concerns over rising inflation and interest rates.

  As the year 2000 began, the equity markets as a whole experienced their worst January since 1990 and the fourth worst since 1947. The Dow Jones Industrials Average, for example, lost 4.8% for the month, while the S&P 500 Index fell 5.0%. The NASDAQ market, the MSCI Japan Index, the MSCI Pacific ex-Japan Index, and the MSCI Europe Index fell as well. February was not much better.

  The last six months of the Fund's fiscal year continued to be volatile, as the world markets' focus was on the US Federal Reserve Board's, the European Central Bank's, and the Bank of England's tightening policy for interest rates. Other factors included mixed signals about the health of the Japanese economy and higher oil prices that remain a major source of inflation concern for central bankers. In sharp contrast to 1999, technology proved to be one of the worst performing sectors during these months. World equity markets were buffeted by NASDAQ Composite volatility. For example, Japan's Nikkei Index fell 15% since the end of February 2000.

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

  As the possibility of a "soft landing" in the US decreased the chances of further Federal Reserve Board rate hikes, which investors had feared could induce a global economic slowdown, the world equity markets recovered a bit. However, volume of trading on both the S&P 500 and NASDAQ indices was high toward the end of the annual period, evidence of ongoing investor uncertainty.

  Even with all of its ups and downs, the technology sector returned the best performance for the annual period as a whole. Being seasonal, the consumer goods sector performed well from August to December 1999, as people prepared for the holidays, but the sector was weak since the beginning of the calendar year. Financial stocks were most noticeably affected by interest rate uncertainty in the US. Since the well-anticipated May interest rate hike, however, this sector recovered notably. Inflation fears had somewhat abated, and many believed that the Federal Reserve Board had finished raising rates for the year.

  Regionally, the European equity markets outpaced Asian and Pacific Rim markets. The US market, as measured by the S&P 500 Index, outperformed both Europe and Asia as a whole with a 12 month return of 16.32% as of August 31, 2000. Within the world regions, the German DAX Mid Cap Index in Germany provided a return of approximately 37% for the 12 months ended August 31, 2000. Continued steady growth in the Euro-zone contributed to the success of the German stock market. In Japan, the Nikkei 225 Index lost 3.3% of its value over the twelve months. Its poor performance can be attributed primarily to a lagging Japanese economy and to negative company-specific news.

Looking Ahead

  We expect the US equity markets to perform well over the near- to mid-term, as the economy continues to benefit from what we believe is the end of an interest rate cycle and from the much talked about and increasingly visible "soft landing." Economic growth is indeed slowing, reducing pressure on employment and potential inflation, yet still continues at a healthy, moderate clip. High oil prices act as a natural tax on consumer spending, but in our view should not trigger material fears of higher inflation. Advancements achieved by the technology, communications and industrial sectors should continue showing high productivity gains. And finally, presidential election years have historically been strong years for the US stock market.

--------------------------------------------------------------------------------

  In Europe, inflationary concerns center around the weak euro, accelerating economic growth, and buoyant money supply. Yet pricing pressures have been remarkably dormant, and there seems to be ample spare capacity in both the goods and labor markets. At the same time, we believe more tightening is required by the European Central Bank over the next twelve months as is a stronger euro in a supportive role. Key positives for Europe include strong economic growth, falling unemployment, tax cuts, and further prospects for corporate consolidation across the continent. We are more cautious in our outlook for the Asian equity markets, as Japan in particular continues to suffer from new bankruptcies and a weak financial framework.

  Given this outlook, we intend to increase the Fund's weightings in the financial services, energy, and biotechnology sectors and to reduce its weightings in consumer and pharmaceutical stocks. We also expect the technology sector to pick up again, as this area continues to offer high growth potential. Thus, the Fund remains overweighted in technology.

  We believe the Fund's focused investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.

Sincerely,


/s/ Klaus Kaldemorgen                         /s/ Rainer Vermehren
Klaus Kaldemorgen
Rainer Vermehren
on behalf of the Portfolio Management Team
August 31, 2000

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                              August 31, 2000

--------------------------------------------------------------------------------

Assets:
 Investment in Top 50 World Portfolio (the "Portfolio"), at value...................    $7,321,016
 Receivable from Manager for expense reimbursement, net.............................        29,990
 Receivable for capital shares sold.................................................        69,111
 Receivable from Top 50 World Portfolio for withdrawals.............................        13,798
 Foreign tax reclaim receivable.....................................................         2,786
 Deferred organization costs........................................................         5,240
                                                                                        ----------
  Total assets......................................................................     7,441,941
                                                                                        ==========
Liabilities:
 Payable for capital shares redeemed................................................        32,413
 Transfer agent fees payable........................................................         3,728
 Distribution and service fees payable..............................................         4,145
 Accounting fees payable............................................................         1,898
 Administration fees payable........................................................         6,274
 Other accrued expenses.............................................................        25,613
                                                                                        ----------
  Total liabilities.................................................................        74,071
                                                                                        ----------
  Net assets........................................................................    $7,367,870
                                                                                        ==========
Net Assets Consist of:
 Capital stock, $0.001 par value....................................................    $      408
 Paid-in capital....................................................................     6,467,641
 Accumulated net realized gain on investments
    and foreign currency transactions...............................................       138,983
 Net unrealized appreciation of investments
    and foreign currency translations...............................................       760,838
                                                                                        ----------
  Net assets........................................................................    $7,367,870
                                                                                        ==========
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
 Class A Shares
  Net assets........................................................................    $3,235,964
                                                                                        ==========
  Shares outstanding................................................................       166,447
                                                                                        ==========
  Net asset value and redemption price per share....................................    $    19.44
                                                                                        ==========
  Offering price per share ($19.44 / .945)..........................................    $    20.57
                                                                                        ==========
 Class B Shares
  Net assets........................................................................    $4,029,256
                                                                                        ==========
  Shares outstanding................................................................       235,044
                                                                                        ==========
  Net asset value and offering price per share......................................    $    17.14
                                                                                        ==========
  Minimum redemption price per share ($17.14 x .95).................................    $    16.28
                                                                                        ==========
 Class C Shares(a)
  Net assets........................................................................    $  102,650
                                                                                        ==========
  Shares outstanding................................................................         5,989
                                                                                        ==========
  Net asset value and offering price per share......................................    $    17.14
                                                                                        ==========
  Minimum redemption price per share ($17.14 x .99).................................    $    16.97
                                                                                        ==========

___________
(a) On May 31, 2000, Flag Investors Top 50 World Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Statement of Operations

                                                                                         For the
                                                                                      Year Ended
                                                                                      August 31,
-------------------------------------------------------------------------------------------------
                                                                                            2000
Investment Income:
Investment Income and Expenses Allocated from Top 50 World Portfolio:
 Dividend income..................................................................    $  55,803
 Less: Foreign withholding taxes..................................................       (2,998)
                                                                                      ---------
    Net dividend income...........................................................       52,805
 Interest income..................................................................       11,469
 Expenses.........................................................................     (106,606)
                                                                                      ---------
  Expenses in excess of income allocated from
    Top 50 World Portfolio........................................................      (42,332)
                                                                                      ---------
Expenses:
 Administration fees..............................................................       74,857
 Transfer agent fees..............................................................       54,999
 Registration fees................................................................       34,440
 Reports to shareholders..........................................................       29,723
 Professional fees................................................................       21,672
 Accounting fees..................................................................       20,998
 Amortization of organization costs...............................................        2,525
 Directors' fees..................................................................        2,515
 Distribution fees
  Class A Shares(a)...............................................................        5,144
  Class B Shares..................................................................       19,290
  Class C Shares(b)...............................................................           69
 Service fees
  Class A Shares(a)...............................................................        2,898
  Class B Shares..................................................................        6,430
  Class C Shares(b)...............................................................           23
 Other expenses...................................................................        1,364
                                                                                      ---------
    Total expenses................................................................      276,947
 Less: Fee waivers or expense reimbursements......................................     (271,429)
                                                                                      ---------
    Net expenses..................................................................        5,518
                                                                                      ---------
    Expenses in excess of income..................................................      (47,850)
                                                                                      ---------
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currencies Allocated from Top 50 World Portfolio:
 Net realized gain (loss) on:
  Investments.....................................................................      212,382
  Foreign currency transactions...................................................      (15,680)
 Net change in unrealized appreciation/depreciation on:
  Investments.....................................................................      488,431
  Foreign currency translation....................................................         (338)
                                                                                      ---------
Net Realized and Unrealized Gain on Investments and Foreign
 Currencies Allocated from Top 50 World Portfolio.................................      684,795
                                                                                      ---------
Net Increase in Net Assets Resulting from Operations..............................    $ 636,945
                                                                                      =========

_____________
(a) As of January 18, 2000 Class A Shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.
(b) On May 31, 2000, Flag Investors Top 50 World Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                              For the       For the
                                                                                           Year Ended    Year Ended
                                                                                           August 31,    August 31,
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2000          1999
Increase (Decrease) in Net Assets:
Operations:
 Expenses in excess of income........................................................    $   (47,850)  $    (4,411)
 Net realized gain on investment and foreign
  currency transactions allocated from
Top 50 World Portfolio...............................................................        196,702        72,822
 Net change in unrealized appreciation/
  depreciation on investments and foreign
  currency translation allocated from
  Top 50 World Portfolio.............................................................        488,093       312,328
                                                                                         -----------   -----------
 Net increase in net assets resulting from operations................................        636,945       380,739
                                                                                         -----------   -----------
Distributions to Shareholders:
 Distributions from net investment income:
  Class A Shares.....................................................................             --           (29)
  Class B Shares.....................................................................             --            (5)
  Class C Shares(a)..................................................................             --            --
 Distributions from realized gains:
  Class A Shares.....................................................................        (27,102)       (3,696)
  Class B Shares.....................................................................        (22,873)       (2,250)
  Class C Shares(a)..................................................................             --            --
                                                                                         -----------   -----------
 Total distributions.................................................................        (49,975)       (5,980)
                                                                                         -----------   -----------
Capital Share Transactions:
 Net proceeds from shares sold.......................................................      4,382,527     5,644,684
 Net proceeds from dividends and distributions
  reinvested.........................................................................         48,152         5,761
 Net cost of shares redeemed.........................................................     (2,556,590)   (1,388,830)
                                                                                         -----------   -----------
 Net increase in net assets resulting from
  capital share transactions.........................................................      1,874,089     4,261,615
                                                                                         -----------   -----------
  Total increase in net assets.......................................................      2,461,059     4,636,374
Net Assets:
 Beginning of year...................................................................      4,906,811       270,437
                                                                                         -----------   -----------
 End of year (includes accumulated expenses in excess
  of income of $0 and $2,101, respectively)..........................................    $ 7,367,870   $ 4,906,811
                                                                                         ===========   ===========

----------------------

(a) On May 31, 2000, Flag Investors Top 50 World Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                     For the            For the           For the Period
                                                                  Year Ended         Year Ended          Oct. 2, 1997/1/
                                                                   August 31,         August 31,           to August 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                         2000               1999                    1998
Net Asset Value at Beginning of Period......................           $17.35             $12.35                  $12.50
                                                                       ------             ------                  ------
Investment Operations:
 Net investment (expenses in excess of) income..............            (0.09)              0.01                    0.01
 Net realized and unrealized gain (loss) on investments and
   foreign currencies allocated from Top 50 World
   Portfolio................................................             2.34               5.18                   (0.16)
                                                                       ------             ------                  ------
 Increase (decrease) from investment operations.............             2.25               5.19                   (0.15)
                                                                       ------             ------                  ------
Distributions to Shareholders:
 Distributions from net investment income...................               --               0.00/4/                   --
 Distributions from net realized gains......................            (0.16)             (0.19)                     --
                                                                       ------             -------                 ------
 Total distributions........................................            (0.16)             (0.19)                     --
                                                                       ------             ------                  ------
Net Asset Value at End of Period............................           $19.44             $17.35                  $12.35
                                                                       ======             ======                  ======

Total Return (based on net asset value)/2/..................            12.95%             42.19%                  (1.20)%

Ratios and Supplemental Data:
 Net assets, end of period (000's)...........................          $3,236             $2,776                  $  181
 Ratios to average net assets: Expenses/3/...................            1.60%              1.60%                   1.60%/5/
 Net investment (expenses in excess of) income/3/............           (0.49)%             0.13%                   0.13%/5/
 Portfolio turnover of Top 50 World Portfolio................             101%                79%                    125%

----------
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursement. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
     Expenses to average net assets     6.25%        10.56%         127.49%/5/
     Expenses in excess of
      income to average net assets     (5.14)%       (8.83)%       (125.76)%/5/
/4/ Amount rounds to less than $0.01.
/5/ Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                                   For the          For the      For the Period
                                                                                Year Ended       Year Ended      May 4, 1998/1/
                                                                                August 31,       August 31,       to August 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      2000             1999                1998
     Net Asset Value at Beginning of Period..................................      $ 15.43          $ 11.08             $12.50
                                                                                   -------          -------             ------
Investment Operations:
 Expenses in excess of income................................................        (0.12)           (0.02)             (0.01)
 Net realized and unrealized gain (loss) on investments and
   foreign currencies allocated from Top 50 World Portfolio..................         1.99             4.56              (1.41)
                                                                                   -------          -------             ------
 Increase (decrease) from investment operations..............................         1.87             4.54              (1.42)
                                                                                   -------          -------             ------
Distributions to Shareholders:
 Distributions from net investment income....................................           --             0.00/4/              --
 Distributions from net realized gains.......................................        (0.16)           (0.19)                --
                                                                                   -------         --------            -------
 Total distributions.........................................................        (0.16)           (0.19)                --
                                                                                   -------         --------            -------
Net Asset Value at End of Period.............................................      $ 17.14          $ 15.43            $ 11.08
                                                                                   =======         ========            =======

Total Return (based on net asset value)/2/...................................        12.10%           41.14%            (11.36)%
Ratios and Supplemental Data:
 Net assets, end of period (000's)...........................................      $ 4,029          $ 2,131            $    90
 Ratios to average net assets: Expenses/3/...................................         2.35%            2.35%              2.35%/5/
   Expenses in excess of income/3/...........................................        (1.25)%          (0.64)%            (0.84)%/5/
 Portfolio turnover of Top 50 World Portfolio................................          101%              79%               125%

__________
/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets            7.07%     12.29%    128.24%/5/
      Expenses in excess of income to average
       net assets                              (5.97)%   (10.58)%  (126.73)%/5/
/4/ Amount rounds to less than $0.01.
/5/  Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)


                                                                For the Period
                                                                May 31, 2000/1/
                                                                 to August 31,
--------------------------------------------------------------------------------
                                                                      2000

Net Asset Value at Beginning of Period.......................      $  16.44
                                                                 ----------
Investment Operations:
 Expenses in excess of income................................         (0.01)
 Net realized and unrealized gain on investments and foreign
   currencies allocated from the Top 50 World Portfolio......          0.71
                                                                 ----------
 Increase from investment operations.........................          0.70
                                                                 ----------
Distributions to Shareholders:
 Distributions from net realized gains.......................            --
                                                                 ----------
 Total distributions.........................................            --
                                                                 ----------
Net Asset Value at End of Period.............................      $  17.14
                                                                 ----------
Total Return
 (based on net asset value)/2/...............................          4.20%

Ratios and Supplemental Data:
 Net assets, end of period (000's)...........................           103
 Ratios to average net assets:
   Expenses/3/...............................................          2.35%/4/
   Expenses in excess of income/3/...........................         (0.77)%/4/
 Portfolio turnover of Top 50 World Portfolio................           101%

___________________
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
          Expenses to average net  assets                              8.24%/4/
          Expenses in excess of income to average net assets          (6.66)%/4/
/4/  Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

  Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to Flag Investors Top 50 World (the "Fund").

  The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 World Portfolio (formerly the Deutsche Top 50 World Portfolio, the "Portfolio"), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 20.4% on August 31, 2000. At August 31, 2000, the remaining interest in the portfolio was held by Deutsche Top 50 World (one of the series constituting Deutsche Global Funds Ltd., an offshore company and affiliate of the Company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

  The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee and Class B and Class C Shares are also subject to a Service fee. Each Class will bear its respective portion of the Service and Distribution fees. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.

NOTE 2 -- Significant Accounting Policies

  When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

  Valuation of Securities

     Valuation of securities by the Portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

NOTE 2 -- continued

  Investment Income, Expenses and Realized and
  Unrealized Gains and Losses

     The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on their relative net asset value.

  Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required.

  Distributions to Shareholders

     Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

     Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- concluded

  Deferred Organization Costs

     Organization costs incurred in connection with the organization and initial registration of the Fund were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of the Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

NOTE 3 -- Significant Agreements and Transactions with Affiliates

  Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $29,980. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

  Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

  As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $22,090. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

NOTE 3 -- concluded

  ICC Distributors, Inc. (ICCD), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to January 18, 2000 Edgewood Services Inc. served as distribution and shareholder servicing agent for the Fund and operated under a similar fee structure.

  By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM, DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through June 1, 2001.

  Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

  From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

  On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                           Approximate
                                            Number of    Percentage of
                                          Shareholder      Outstanding
                                             Accounts           Shares
                                          -----------    -------------
Fidelity Investments Institutional
 Operations Co., Inc.                               1           12.36%
Merrill Lynch Pierce Fenner & Smith                 1           23.13%

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5 -- Capital Share Transactions

  The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:

                                                                Year Ended              Year Ended
                                                           August 31, 2000         August 31, 1999
                                                    ----------------------   ---------------------
                                                     Shares         Amount    Shares        Amount
                                                    -------    -----------   -------   -----------
Class A Shares
 Shares sold.....................................    111,290   $ 2,049,750   225,999   $ 3,695,241
 Reinvestment of dividends
  and distributions..............................      1,395        26,667       224         3,508
 Shares redeemed.................................   (106,264)   (1,972,672)  (80,839)   (1,325,130)
                                                    --------   -----------   -------   -----------
 Net increase....................................      6,421   $   103,745   145,384   $ 2,373,619
                                                    --------   -----------   -------   -----------


Class B Shares
 Shares sold.....................................    131,922   $ 2,232,724   134,071   $ 1,949,443
 Reinvestment of dividends
  and distributions..............................      1,268        21,485       161         2,253
 Shares redeemed.................................    (36,292)     (583,918)   (4,175)      (63,700)
                                                    --------   -----------   -------   -----------
 Net increase....................................     96,898   $ 1,670,291   130,057   $ 1,887,996
                                                    --------   -----------   -------   -----------


Class C Shares(a)
 Shares sold.....................................      5,989   $   100,053
 Reinvestment of dividends
  and distributions..............................         --            --
 Shares redeemed.................................         --            --
                                                    --------   -----------
 Net increase....................................      5,989   $   100,053
                                                    --------   -----------

_____________
(a) On May 31, 2000, Flag Investors Top 50 World Class C Shares began operations.

Flag Investors Top 50 World
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors Top 50 World:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Top 50 World, formerly Deutsche Top 50 World, (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000


================================================================================
Tax Information (Unaudited)
For the Tax Year Ended August 31, 2000

  The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
  The Fund's distributions to shareholders included $1,691 from long-term capital gains, all of which is taxable at the 20% capital gains rate. Of ordinary distributions made during the fiscal year ended August 31, 2000, 49.33% qualifies for the dividends received deduction available to corporate shareholders.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments                                         August 31, 2000




     Shares    Security                                            Market Value
--------------------------------------------------------------------------------
 COMMON STOCK -- 98.6%

Australia -- 2.7%
     75,044    News Corporation Ltd. (The)......................... $   979,671
                                                                    -----------

Finland -- 1.8%
     15,000    Nokia Oyj...........................................     656,424
                                                                    -----------

France -- 6.1%
      5,591    AXA.................................................     794,425
      9,000    L'Oreal SA..........................................     649,377
      5,000    Total SA -- Series B/1/.............................     740,587
                                                                    -----------
                                                                      2,184,389
                                                                    -----------

Germany -- 7.8%
      2,600    Allianz AG..........................................     875,763
      5,400    Daimler-Chrysler AG.................................     278,099
      5,600    SAP AG..............................................   1,092,045
     10,800    Schering AG.........................................     575,345
                                                                    -----------
                                                                      2,821,252
                                                                    -----------

Hong Kong -- 4.3%
     70,000    China Telecom (Hong Kong) Limited/1/................     538,510
     69,600    HSBC Holdings Plc...................................     990,550
                                                                    -----------
                                                                      1,529,060
                                                                    -----------

Japan -- 7.2%
     32,000    Fujitsu Ltd.........................................     927,014
      9,700    Sony Corp...........................................   1,082,174
     12,000    Yamanouchi Pharmaceutical Co., Ltd..................     594,009
                                                                    -----------
                                                                      2,603,197
                                                                    -----------

Sweden -- 2.9%
     51,200    Telefonaktiebolaget LM Ericsson/1/..................   1,030,110
                                                                    -----------

Switzerland -- 2.3%
        245    Nestle SA...........................................     526,251
         33    Roche Holding AG....................................     294,559
                                                                     ----------
                                                                        820,810
                                                                     ----------

See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------




    Shares    Security                                              Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- (continued)

Taiwan -- 2.3%
     23,504   Taiwan Semiconductor Manufacturing
              Co. Ltd. -- ADR/1/..................................... $  822,640
                                                                      ----------

United Kingdom -- 11.1%
    108,500   BP Amoco Plc...........................................    992,926
     67,000   Cable & Wireless Plc...................................  1,237,956
     14,000   Glaxo Wellcome Plc.....................................    402,545
    106,185   Shell Transport & Trading Co...........................    906,239
    112,294   Vodafone Group Plc.....................................    453,517
                                                                       ---------
                                                                       3,993,183
                                                                       ---------

United States -- 50.1%
     14,000   Abbott Laboratories....................................    612,500
     14,000   America Online, Inc./1/................................    820,750
     13,000   American Express Co....................................    768,625
      8,000   Bristol-Myers Squibb Co................................    424,000
      4,400   Chevron Corp...........................................    371,800
      8,200   Cisco Systems, Inc./1/.................................    561,700
     15,867   Citigroup, Inc.........................................    926,217
     15,200   Coca-Cola Co. (The)....................................    799,900
     10,500   Colgate-Palmolive Co...................................    534,844
     14,000   EMC Corp./1/...........................................  1,372,000
      9,900   Exxon Mobil Corp.......................................    808,088
      8,800   Gillette Co............................................    264,000
      6,500   International Business Machines Corp...................    858,000
      9,300   Johnson & Johnson......................................    855,019
     15,000   Lucent Technologies, Inc...............................    627,188
     18,000   McDonald's Corp........................................    537,750
      8,000   Medtronic, Inc.........................................    410,000
     14,250   Microsoft Corp./1/.....................................    994,828
      5,500   Millennium Pharmaceuticals/1/..........................    787,188
      4,000   Morgan Stanley Dean Witter & Co........................    430,250
     10,000   Oracle Corp./1/........................................    909,375

See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments (concluded)                             August 31, 2000



    Shares     Security                                             Market Value
--------------------------------------------------------------------------------
 COMMON STOCK -- (concluded)

United States -- (continued)
     12,000    Pfizer, Inc........................................   $   519,000
      8,000    Procter & Gamble Co. (The).........................       494,500
      7,200    Schlumberger Ltd...................................       614,250
     22,000    Walt Disney Co. (The)..............................       856,625
     14,000    Worldcom, Inc./1/..................................       511,000
      2,700    Yahoo! Inc./1/.....................................       328,048
                                                                     -----------
                                                                      17,997,445
                                                                     ===========

Total Investments (Cost -- $29,853,475)/2/................  98.6%     35,438,181
Other Assets in Excess of Liabilities.....................   1.4%        508,173
                                                            -----    -----------
Net Assets................................................  100.0%   $35,946,354
                                                            =====    ===========

__________________
/1/ Non-income producing security.
/2/ Aggregate cost for federal tax purposes was $30,652,730.
ADR -- American Depository Receipt


See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------

                                                                 August 31, 2000


                                                             Percentage of Total
Industry Sector (Unaudited)                                          Investments
--------------------------------------------------------------------------------
Technology.............................................................   31.0%
Consumer Staples.......................................................   16.0
Health Care............................................................   15.4
Financials.............................................................   13.5
Energy.................................................................   12.5
Communication Services.................................................    7.8
Consumer Cyclicals.....................................................    3.8
                                                                         -----
                                                                         100.0%
                                                                         =====

Top 50 World Portfolio
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                             August 31, 2000


--------------------------------------------------------------------------------

Assets:
 Investments, at value............................................  $35,438,181
 Cash.............................................................      428,834
 Dividends receivable.............................................       44,415
 Interest receivable..............................................        8,507
 Receivable for investments sold..................................       98,097
 Deferred organization costs......................................       27,444
                                                                    -----------
  Total assets....................................................   36,045,478
                                                                    -----------
Liabilities:
 Payable to beneficial interest for withdrawals...................       13,798
 Investment management fees payable...............................       11,249
 Administrative agent fees payable................................        9,205
 Custody and accounting fees payable..............................       13,558
 Organization costs payable.......................................       28,564
 Other accrued expenses...........................................       22,750
                                                                    -----------
  Total liabilities...............................................       99,124
                                                                    -----------
  Net assets......................................................  $35,946,354
                                                                    -----------
Net Assets:
 Applicable to beneficial interests...............................  $35,946,354
                                                                    -----------
 Cost of investments..............................................  $29,853,475
                                                                    -----------


See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------

Statement of Operations

                                                                   For the
                                                                Year Ended
                                                                August 31,
---------------------------------------------------------------------------
                                                                      2000

Investment Income:
 Dividend income.............................................  $   306,183
 Less: Foreign withholding taxes.............................      (29,933)
                                                               -----------
      Net dividend income....................................      276,250
 Interest income.............................................       61,363
                                                               -----------
  Total investment income....................................      337,613
                                                               -----------
Expenses:
 Investment management fees..................................      318,965
 Custody and accounting fees.................................       94,926
 Operations agent fees.......................................       59,865
 Administrative agent fees...................................       49,486
 Professional fees...........................................       26,557
 Amortization of organization costs..........................       13,220
 Interest expense............................................        4,362
 Trustees' fees..............................................        1,713
 Other expenses..............................................       16,382
                                                               -----------
  Total expenses.............................................      585,476
                                                               -----------
  Expenses in excess of income...............................     (247,863)
                                                               -----------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currencies:
 Net realized gain (loss) on:
  Investment transactions....................................    1,237,306
  Foreign currency transactions..............................      (87,133)
 Net change in unrealized appreciation/depreciation on:
  Investments................................................    2,273,209
  Foreign currency translation...............................         (454)
                                                               -----------
Net Realized and Unrealized Gain on Investments
 and Foreign Currencies......................................    3,422,928
                                                               -----------
Net Increase in Net Assets Resulting from Operations.........  $ 3,175,065
                                                               ===========

See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                          For the         For the
                                                       Year Ended      Year Ended
                                                       August 31,      August 31,
----------------------------------------------------------------------------------
                                                             2000            1999
Increase (Decrease) in Net Assets:
Operations:
 Expenses in excess of income......................  $   (247,863)   $   (228,732)
 Net realized gain on investment
  and foreign currency transactions................     1,150,173         440,601
 Net change in unrealized appreciation/
  depreciation on investments and
  foreign currency translation.....................     2,272,755       4,022,817
                                                     ------------    ------------
 Net increase in net assets resulting from
  operations.......................................     3,175,065       4,234,686
                                                     ------------    ------------
Capital Transactions:
 Proceeds from contributions.......................    19,435,068      13,610,609
 Withdrawals.......................................   (10,064,518)     (4,245,807)
                                                     ------------    ------------
 Net increase in net assets resulting
  from capital transactions........................     9,370,550       9,364,802
                                                     ------------    ------------
  Total increase in net assets.....................    12,545,615      13,599,488
Net Assets:
 Beginning of year.................................    23,400,739       9,801,251
                                                     ------------    ------------
 End of year.......................................  $ 35,946,354    $ 23,400,739
                                                     ============    ============


See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Financial Highlights


                                         For the      For the   For the Period
                                      Year Ended   Year Ended  Oct. 2, 1997/1/
                                      August 31,   August 31,    to August 31,
--------------------------------------------------------------------------------
                                            2000         1999           1998
Ratios and Supplemental Data:
 Net assets, end of period (000's)....   $35,946    $  23,401      $  9,801
 Ratios of expenses to average net
  assets before interest expense......      1.83%        2.98%         3.75%/2/
 Ratio of interest expense to
  average net assets..................      0.01%        0.00%/3/        --
 Ratio of expenses to average
  net assets after interest
  expense.............................      1.84%        2.98%         3.75%/2/
 Ratio of expenses in excess of
  income to average net assets........     (0.78)%      (1.49)%       (1.75)%/2/
 Portfolio turnover...................       101%          79%          125%

_________________
/1/ Commencement of operations.
/2/ Annualized.
/3/ Amount rounds to less than 0.01%.


See Notes to Financial Statements.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

  Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 World Portfolio (the "Portfolio").

  The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation, and as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

  The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

NOTE 2 -- Significant Accounting Policies

  When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities; that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

  Valuation of Securities

          Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the

Top 50 World Portfolio
--------------------------------------------------------------------------------

NOTE 2 -- continued

  time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

     Debt securities with a maturity of 60 days or more are valued based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000, there were no fair valued securities.

  Cash

     Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash.At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

  Investment Transactions

     Investment transactions are recorded on a trade date basis. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of

Top 50 World Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- continued

  investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

  Futures Contracts

     The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

  Foreign Currency Translation

     The books and records of the Portfolio are maintained in US dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respe-

Top 50 World Portfolio
--------------------------------------------------------------------------------


NOTE 2 -- concluded

  tive days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

  Federal Income Taxes

     The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

  Expenses

     Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolio Trust are allocated among the portfolios based on relative net asset value.

  Deferred Organization Costs

     Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolio. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 3 -- Significant Agreements and Transactions with Affiliates

  The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM ("the Advisor"). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH ("DWS") as investment sub-advisor (the "Sub-Advisor") to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

  Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the averaged daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $23,964. Prior to April 7, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

  The Portfolio Trust entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

  The Portfolio Trust entered into an agreement with Investors Bank and Trust Company (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of

Top 50 World Portfolio
--------------------------------------------------------------------------------


NOTE 3 -- concluded

0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

  For the year ended August 31, 2000, affiliates of Deutsche Bank AG received $3,214 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

  The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible directors.

  Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 4 -- Investment Portfolio Transactions

  Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:

      Purchases
      US Government....................  $        --
      Non-US Government................   41,207,089
                                         -----------
      Total............................  $41,207,089
                                         ===========

      Sales
      US Government....................  $        --
      Non-US Government................   30,683,571
                                         -----------
      Total............................  $30,683,571
                                         ===========

  On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over tax cost was $6,447,339 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,661,888.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5 -- Line of Credit Agreement

  The Portfolio Trust has established a revolving line of credit with IBT. Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 10% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.33% and the maximum and average amounts of the loans outstanding during the borrowing period were $2,232,569 and $619,796, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the year were $1,622.

Top 50 World Portfolio
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Flag Investors Portfolios Trust and
Beneficial Interest Holders of Top 50 World Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 World Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

                      This page intentionally left blank.

  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

  For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                    [LOGO]
                                 Flag Investors
                         Investing With A Difference(R)


                                Domestic Equity
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                                   Top 50 US
                               Value Builder Fund

                              International Equity
                             European Mid-Cap Fund
                           International Equity Fund
                              Japanese Equity Fund
                                  Top 50 Asia
                                 Top 50 Europe
                                  Top 50 World

                                  Fixed Income
                         Managed Municipal Fund Shares
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                      Total Return US Treasury Fund Shares

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                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

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                             ICC Distributors, Inc.

                            [LOGO OF FLAG INVESTORS]

                                  Top 50 Asia

                                  Annual Report

                                 August 31, 2000

Report Highlights
--------------------------------------------------------------------------------

 .    The Fund's Class A shares produced a total return of 17.54% (excluding sales charges) for the twelve months ended August 31, 2000, outperforming the MSCI Pacific Ex-Japan Index return of 7.28% for the same time period.

 .    The Fund's strong outperformance was primarily due to its overweighting in the technology and telecommunications sectors, to its build-up of the financial services sectors as global interest rate uncertainty gradually eased, and to strong stock selection across the market sectors, as we seek only the most competitive, high quality companies and maintain a focused portfolio of approximately 50 stocks.

 .    The Asian and Pacific Rim markets closed 1999 on a rally back from 1998's global economic woes primarily due to falling domestic interest rates, stable currencies, strong domestic consumption, and improving exports. However, results for the Asian equity markets were mixed in the year 2000 to date, impacted heavily by NASDAQ volatility, US Federal Reserve Board action, and a divergence between "New Economy" and "Old Economy" sectors.

 .    The outlook for the Hong Kong/China market is bright. As for Japan, we believe that despite its current economic struggle, its recovery story is in place. In the near term, we believe Japan's equity market could continue to be weak, but in the longer term, we believe private consumption should recover. The rest of developed Asia, in our view, will continue to look to the US, both as a market for its exports and as an economic bellwether.

Fund Performance
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in Class A Shares/1/
October 14, 1997 - August 31, 2000

                                    [GRAPH]

$10,000 invested in the Flag Investors Top 50 Asia Class A Shares at inception on October 14, 1997 was worth $17,690 on August 31, 2000.

                        10/14/97                $10,000
                        11/30/97                 $8,800
                                                 $9,352
                                                 $7,912
                        8/31/98                  $6,544
                                                 $8,776
                                                 $8,867
                                                $11,294
                        8/31/99                 $15,051
                                                $17,967
                                                $21,429
                                                $17,321
                        8/31/2000               $17,690

Flag Investors Top 50 Asia -- Class A

                                          Cumulative Total Return       Average Annual Total Return
                                          -----------------------       ----------------------------
                                                            Since                            Since
                                          Past          inception          Past          inception
Periods ended August 31, 2000            1 year         10/14/97          1 year          10/14/97
----------------------------------------------------------------------------------------------------
Top 50 Asia - Class A Shares/1/          17.54%          76.90%           17.54%           21.90%
----------------------------------------------------------------------------------------------------
MSCI Pacific Ex-Japan Index/2/            7.28%          19.51%/4/         7.28%            6.49%/4/
----------------------------------------------------------------------------------------------------
Lipper Pacific Region Funds Average/3/   10.44%          30.45%/4/        10.44%            9.39%/4/
----------------------------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Pacific ex-Japan Index is an unmanaged market value-weighted average of the performance of securities listed on the stock exchange of five countries in the Pacific region, excluding Japan. Index returns do not reflect expenses which have been deducted from the Funds returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning October 31, 1997.

Fund Performance
--------------------------------------------------------------------------------
Flag Investors Top 50 Asia -- Class B

                                          Cumulative Total Return       Average Annual Total Return
                                          -----------------------       ----------------------------
                                                            Since                            Since
                                          Past          inception          Past          inception
Periods ended August 31, 2000            1 year          5/5/98           1 year          5/5/98
----------------------------------------------------------------------------------------------------
Top 50 Asia - Class B Shares/1/          16.68%          98.06%           16.68%           34.18%
----------------------------------------------------------------------------------------------------
MSCI Pacific Ex-Japan Index/2/            7.28%          23.47%/4/         7.28%            9.46%/4/
----------------------------------------------------------------------------------------------------
Lipper Pacific Region Funds Average/3/   10.44%          50.12%/4/        10.44%           18.39%/4/
----------------------------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Pacific ex-Japan Index is an unmanaged market value-weighted average of the performance of securities listed on the stock exchange of five countries in the Pacific region, excluding Japan. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning April 30, 1998.

Flag Investors Top 50 Asia -- Class C

                                    Cumulative Total Return
                                    -----------------------
                                                      Since
                                                  inception
Period ended August 31, 2000                        5/31/00
--------------------------------------------------------------------------------
Top 50 Asia - Class C Shares/1/                       1.97%
--------------------------------------------------------------------------------
MSCI Pacific Ex-Japan Index/2/                       12.61%/4/
--------------------------------------------------------------------------------
Lipper Pacific Region Funds Average/3/                2.39%/4/
--------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Pacific ex-Japan Index is an unmanaged market value-weighted average of the performance of securities listed on the stock exchange of five countries in the Pacific region, excluding Japan. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning May 31, 2000.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares/1/
October 14, 1997 - August 31, 2000

                                    [GRAPH]

           Flag Investors Top 50 Asia
                --Class A Shares             MSCI Pacific  Ex-Japan Index/2/

10/14/97             $9,450                             $10,000
11/30/97             $8,316                              $9,684
                     $8,838                             $10,510
                     $7,477                              $8,576
8/31/98              $6,184                              $6,730
                     $8,293                              $9,171
                     $8,379                              $9,031
                    $10,673                             $10,547
8/31/99             $14,223                             $11,050
                    $16,979                             $11,962
                    $20,250                             $11,968
                    $16,368                             $10,495
8/31/2000           $16,717                             $11,803


Average Annual Total Return/1/

Periods Ended August 31, 2000           1 Year           Since Inception/3/
--------------------------------------------------------------------------------
Class A Shares                          11.07%                     19.53%
--------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the fund's maximum 5.50% sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Pacific ex-Japan Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of five countries in the Pacific region, excluding Japan. Benchmark returns are for the period beginning October 31, 1997.
/3/  October 14, 1997.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares/1/
May 5, 1998 - August 31, 2000

                                    [GRAPH]

Flag Investors Top 50 Asia--Class B Shares $19,506 MSCI Pacific Ex-Japan Index/2/ $12,219

                   Flag Top 50 Asia - B       MSCI Pacific Ex-Japan Index
    5/5/98                   $10,000               $8,878
    8/31/98                   $7,053               $6,967
                              $9,447               $9,494
                              $9,527               $9,349
                             $12,247              $10,919
    8/31/99                  $16,296              $11,440
                             $19,415              $12,384
                             $23,124              $12,389
                             $18,848              $10,865
    8/31/2000                $19,212              $12,219


Average Annual Total Return/1/

Periods Ended August 31, 2000           1 Year           Since Inception/3/
--------------------------------------------------------------------------------
Class B Shares                          11.68%                     33.30%
--------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Pacific ex-Japan Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of five countries in the Pacific region, excluding Japan. Benchmark returns are for the period beginning April 30, 1998.
/3/  May 5, 1998.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Additional Performance Information (concluded)

Cumulative Annual Total Return/1/

Period Ended August 31, 2000            1 Year             Since Inception/2/
--------------------------------------------------------------------------------
Class C Shares                              --                        0.97%
--------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
/2/  May 31, 2000.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present you with this annual report for Flag Investors Top 50 Asia (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

     For the fiscal year, the Fund significantly outperformed its benchmark. The Fund's Class A shares produced a return of 17.54% for the twelve months ended August 31, 2000, as compared to 7.28% for the MSCI Pacific Ex-Japan Index. The Fund's Class B shares produced an annual return of 16.68%. The Fund introduced Class C shares on May 31, 2000.

     This strong outperformance was primarily due to the Fund's overweighting in the technology and telecommunications sectors, to its build-up of the financial services sectors as global interest rate uncertainty gradually eased, and to strong stock selection across the market sectors. We continued to seek Asia's highest quality companies that are best poised to capitalize on the competitive positioning of their country, that tap Asia's growth potential, and that will lead their respective industries within Asia. Based on careful monitoring of the ever-shifting group of what we believe to be the top 50 Asian companies, portfolio activity during the annual period was somewhat higher than usual.

     For example, we sold Hong Kong's Cheung Kong Infrastructure and replaced it with India's Infosys Technologies, Ltd., the third largest software company in Asia. Within Japan, we sold Bridgestone and Minebea and replaced those holdings with Murata Manufacturing and Rohm, both of which benefited from the strong demand for telecommunications equipment products. Outside of the technology and telecommunications sectors, we sold Australia's AMP, Hong Kong's Jardine Matheson, Korea's Samsung Display Devices, and Japan's Shiseido. We replaced these stocks with Australia's News Corporation, a well-positioned media company; Australia's Rio Tinto, an international mining company; Australia's National Mutual, a subsidiary of France's insurance company AXA; and Japan's Yamanouchi Pharmaceutical, which has an outstanding production pipeline. We also replaced Korea Electric Power with India's Infosys Technologies, Ltd.

--------------------------------------------------------------------------------

     Performance winners for the Portfolio were largely found among the Fund's telecommunications and technology holdings. These included Samsung Electronics, Taiwan Semiconductor Manufacturing, China Mobile, formerly known as China Telecom, Sony and Infosys Technologies. Within the financial services sector, Nomura Securities was one of the top performers later in the fiscal period. Weaker performers in the Portfolio included Japan's Murata Manufacturing, Yamanouchi Pharmaceutical, and Fujitsu, Korea's LG Electronics, and Malaysia's Nylex. We continue to hold these stocks in the Portfolio.

Investment Environment

     As a whole, Asia ex-Japan rose a modest 7.28% in US dollar terms and Japan rose 9.36% in US dollar terms during the twelve month period ended August 31, 2000.

     The Asian and Pacific Rim markets closed 1999 on a rally back from 1998's global economic woes primarily due to falling domestic interest rates, stable currencies, strong domestic consumption, and improving exports. Japan had a particularly strong showing, with its equity market rising on strong foreign buying and ongoing gains in business sentiment.

     Results for the Asian equity markets were mixed as the year 2000 began, as external events from the US dominated. The Dow Jones Industrials Average experienced a significant correction in January and continued to slide into March, which brought down "Old Economy" stocks across Asia. On the other hand, a surging NASDAQ Composite Index in February lifted "New Economy" stocks across Asia. For example, regional telecommunications stocks rose 23.0% for the month, Asian internet plays gained an average of 19.2%, and the software sector in Asia soared 46.5%. Among the individual Asian stock markets, those with the largest technology, media and telecommunications (TMT) allocations fared best. Hong Kong gained 10.5% on the back of outperformance by China Mobile and Hutchison Whampoa. India was also a regional outperformer, rising 4.6% due to stellar returns from its software sector. A similar preference for "New" over "Old" was seen in Korea, where the traditional KOSPI lost 12.2%, while the tech-heavy KOSDAQ climbed 40.0%. The rest of the region's markets lost ground as the US Federal Reserve Board implemented its first interest rate hike for the year.

--------------------------------------------------------------------------------

     The "New Economy" bubble burst in March, when the NASDAQ crossed the 5000 mark briefly only to plummet 9.4% over the remainder of the month and continue its downward volatility through April and May. Asian TMT stocks were hurt as a consequence. The Indian, Korean, Hong Kong and Taiwanese markets were most affected by the NASDAQ decline. Regional cellular stocks proved the exception to the rule, as they began to decouple from the NASDAQ. The region's markets-- especially the property and bank sectors--were also impacted during these months by two additional Federal Reserve Board interest rate hikes. The smaller Asian markets, including Singapore, Thailand, Indonesia, and the Philippines, also suffered during these months as a result of mounting political risk, little progress in restructuring, a global electronic components shortage, and a lack of exciting technology plays. Malaysia rose due primarily to its impending MSCI re-inclusion in May.

     In June, Asian markets ended months of setbacks, rising 5.0% for the month, but there was wide divergence in the performance of individual markets. The interest-rate sensitive markets of Hong Kong and Singapore outperformed, as the US rate cycle appeared to be nearing its peak. Korea also performed well, responding in part to NASDAQ's strong performance for the month. India produced strong monthly returns, led by the software sector, which rallied on the basis of the NASDAQ rebound and expectations of strong earnings results. In contrast, the Taiwan market fell in reaction to a local interest rate hike and to news that the government was considering tax increases for the semiconductor sector.

     Hong Kong/China was the best performing equity market for the last two months of the fiscal period. Higher than expected real economic growth, monetary reflation, the opening of the economy through the World Trade Organization, and increased institutional buying all contributed to the rally. Telecommunications, bank, and property stocks did particularly well. On the other hand, the Taiwanese market was volatile, because investors began to question how long the global technology cycle would last, and the Korean market lost momentum because of the slow restructuring in its financial sector.

     In contrast to 1999's impressive showing, the Japanese equity market fell back to levels not seen since August 1999 during the second half of the fiscal year, as the divergence between "New Japan" and "Old Japan" stocks narrowed. As the Japanese economy and Japanese companies' business improved, many foreign

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------

investors began to fear that corporations would slow down their restructuring efforts. This led to doubts about the Japanese recovery story and to notable foreign selling. It also seems that much of the earnings growth expectations were priced in the first half of the year. Even though most Japanese companies reported earnings that were either in line with or better than expected in April and May 2000, these favorable earnings reports did not trigger additional foreign buying.

   Other factors that impacted the Japanese market during the second half of the fiscal year were a global correction of TMT stocks in general and Internet-related stocks in particular; a major corporate bankruptcy, i.e. Sogo Corp., that re-triggered doubts about the banking sector; and concerns about the negative effect of the strengthening yen on the Japanese export industry. Further adding to the negative foreign investor sentiment toward the Japanese stock market was the Bank of Japan's increase in interest rates for the first time in ten years on August 11. The central bank's raising the target rate for overnight lending to 0.25% was seen as a normalization of Japanese monetary policy, which had been exceptional since the lowering of the interest rate to 0.00% in February 1999. However the rate hike was simultaneously criticized as an action taken too soon given the rather slowly recovering domestic economy.

Looking Ahead

   The outlook for the Hong Kong/China market is bright, based on ongoing strong GDP growth, monetary reflation, and the opening of the Chinese economy to world trade.

   As for Japan, we believe that despite its current economic struggle, its recovery story is in place. In the near term, we believe Japan's equity market could continue to be weak based on negative investor sentiment about the slow speed of corporate restructuring, the further unwinding of cross-shareholdings, and the possibility of additional bankruptcies. In the longer term, however, we believe private consumption should recover due to companies' rising profitability and thus rising salaries, a pick-up in GDP growth, and ongoing restructuring due to pressure by the strong yen. The primary risks to Japan's equity market are misjudgments in its fiscal/monetary policy mix, Japan's national debt getting out of control and/or its currency strengthening excessively, and global economic growth weakening unexpectedly.

   The rest of developed Asia, in our view, will continue to look to the US, both as a market for its exports and as an economic bellwether, especially given the strong links between their currencies and the dollar. The outlook for Indonesia and the Philippines remains poor, and so we intend to continue to stay out of these markets with respect to new investments.

   As for sectors, analysts have begun to question whether the semiconductor cycle will last, and as a result we could see high volatility in this sector. However, we believe foundries will continue to benefit from ongoing strong fundamentals and from the trend to outsourcing in the semiconductor industry. Thus, we intend to maintain the Fund's focus on the technology, telecommunications and industrial sectors.

   We believe the Fund's focused investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.

Sincerely,

/s/ Klaus Kaldemorgen        /s/ Thomas Gerhardt

Klaus Kaldemorgen
Thomas Gerhardt
on behalf of the Portfolio Management Team
August 31, 2000

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000


--------------------------------------------------------------------------------

Assets:
   Investment in Top 50 Asia Portfolio (the "Portfolio"), at value ...........   $35,164,977
   Receivable from Manager for expense reimbursement, net ....................        29,672
   Receivable for capital shares sold ........................................       236,676
   Receivable from Top 50 Asia Portfolio for withdrawals .....................       866,185
   Deferred organization costs ...............................................         5,322
                                                                                 -----------
     Total assets ............................................................    36,302,832
                                                                                 -----------
Liabilities:
   Payable for capital shares redeemed .......................................       945,713
   Payable to Top 50 Asia Portfolio for contributions ........................       200,700
   Transfer agent fees payable ...............................................         3,740
   Distribution and service fees payable .....................................        11,122
   Accounting fees payable ...................................................         1,898
   Administration fees payable ...............................................         6,275
   Other accrued expenses ....................................................        22,096
                                                                                 -----------
     Total liabilities .......................................................     1,191,544
                                                                                 -----------

     Net assets ..............................................................   $35,111,288
                                                                                 ===========
Net Assets Consist of:
   Capital stock, $0.001 par value ...........................................   $     1,640
   Paid-in capital ...........................................................    24,586,840
   Distributions in excess of income .........................................      (511,753)
   Accumulated net realized gain on investments and
     foreign currency transactions ...........................................     3,307,140
   Net unrealized appreciation of investments and
     foreign currency translations ...........................................     7,727,421
                                                                                 -----------
     Net assets ..............................................................   $35,111,288
                                                                                 ===========
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
   Class A Shares
     Net assets ..............................................................   $30,120,096
                                                                                 ===========
     Shares outstanding ......................................................     1,430,343
                                                                                 ===========
     Net asset value and redemption price per share ..........................   $     21.06
                                                                                 ===========
     Offering price per share ($21.06 / .945) ................................   $     22.29
                                                                                 ===========
   Class B Shares
     Net assets ..............................................................   $ 4,867,248
                                                                                 ===========
     Shares outstanding ......................................................       204,636
                                                                                 ===========
     Net asset value and offering price per share ............................   $     23.78
                                                                                 ===========

     Minimum redemption price per share ($23.78 x .95) .......................   $     22.59
                                                                                 ===========
   Class C Shares(a)
     Net assets ..............................................................   $   123,944
                                                                                 ===========
     Shares outstanding ......................................................         5,210
                                                                                 ===========
     Net asset value and offering price per share ............................   $     23.79
                                                                                 ===========
     Minimum redemption price per share ($23.79 x .99) .......................   $     23.55
                                                                                 ===========

-------
(a) On May 31, 2000, Flag Investors Top 50 Asia Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Statement of Operations


                                                                                           For the
                                                                                        Year Ended
                                                                                        August 31,
---------------------------------------------------------------------------------------------------
                                                                                              2000
Investment Income:
Investment Income and Expenses Allocated from Top 50 Asia Portfolio:
   Dividend income .................................................................    $  405,396
   Less: Foreign withholding taxes .................................................       (60,680)
                                                                                        ----------
        Net dividend income ........................................................       344,716
   Interest income .................................................................        41,711
   Expenses ........................................................................      (517,023)
                                                                                        ----------
     Expenses in excess of income allocated from
        Top 50 Asia Portfolio ......................................................      (130,596)
                                                                                        ----------
Expenses:
   Administration fees .............................................................        74,854
   Transfer agent fees .............................................................        54,000
   Registration fees ...............................................................        38,448
   Reports to shareholders .........................................................        31,482
   Accounting fees .................................................................        20,998
   Professional fees ...............................................................        19,847
   Amortization of organization costs ..............................................         2,525
   Directors' fees .................................................................         2,515
   Distribution fees
     Class A Shares(a) .............................................................        51,432
     Class B Shares ................................................................        48,418
     Class C Shares(b) .............................................................            91
   Service fees
     Class A Shares(a) .............................................................        26,482
     Class B Shares ................................................................        16,139
     Class C Shares(b) .............................................................            30
   Other expenses ..................................................................         1,606
                                                                                        ----------
     Total expenses ................................................................       388,867
   Less: Fee waivers or expense reimbursements .....................................      (255,169)
                                                                                        ----------
     Net expenses ..................................................................       133,698
                                                                                        ----------
     Expenses in excess of income ..................................................      (264,294)
                                                                                        ----------
Net Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currencies and Forward Foreign Currency Contracts Allocated from
   Top 50 Asia Portfolio:
   Net realized gain (loss) on:
     Investments ...................................................................     5,101,243
     Foreign currency transactions and forward foreign currency contracts ..........       (22,127)
   Net change in unrealized appreciation/depreciation on:
     Investments ...................................................................       (19,694)
     Foreign currency translations and forward foreign currency contracts ..........          (412)
                                                                                        ----------
Net Realized and Unrealized Gain on Investments, Foreign Currencies
   and Forward Foreign Currency Contracts Allocated from Top 50
   Asia Portfolio ..................................................................     5,059,010
                                                                                        ----------
Net Increase in Net Assets Resulting from Operations ...............................    $4,794,716
                                                                                        ==========

-----------
(a) As of January 18, 2000 Class A Shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.

(b) On May 31, 2000, Flag Investors Top 50 Asia Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                               For the         For the
                                                            Year Ended      Year Ended
                                                            August 31,      August 31,
--------------------------------------------------------------------------------------
                                                                  2000            1999
Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income .......................   $   (264,294)    $   (46,031)
   Net realized gain on investment, foreign
     currency transactions and foward foreign
     currency contracts allocated from Top 50
   Asia Portfolio .....................................      5,079,116         357,038
   Net change in unrealized appreciation/
     depreciation on investments, foreign currency
     translations and forward foreign currency
     contracts allocated from Top 50 Asia Portfolio....        (20,106)      7,762,530
                                                          ------------     -----------
   Net increase in net assets resulting from
     operations .......................................      4,794,716       8,073,537
                                                          ------------     -----------
Distributions to Shareholders:
   Distributions from net investment income:
     Class A Shares ...................................       (348,693)           (217)
     Class B Shares ...................................        (51,370)           (102)
     Class C Shares(a) ................................             --              --
   Distributions from realized gains:
     Class A Shares ...................................     (1,052,806)             --
     Class B Shares ...................................       (197,139)             --
     Class C Shares(a) ................................             --              --
                                                          ------------     -----------
   Total distributions ................................     (1,650,008)           (319)
                                                          ------------     -----------
Capital Share Transactions:
   Net proceeds from shares sold ......................     42,718,418      21,563,670

   Net proceeds from dividends and distributions
     reinvested .......................................      1,554,094             319
   Net cost of shares redeemed ........................    (39,927,255)     (2,106,011)
                                                          ------------     -----------
   Net increase in net assets resulting
     from capital share transactions ..................      4,345,257      19,457,978
                                                          ------------     -----------
        Total increase in net assets ..................      7,489,965      27,531,196

Net Assets:
   Beginning of year ..................................     27,621,323          90,127
                                                          ------------     -----------
   End of year (Includes distributions in excess
     of income of $(511,753) and $(42,068),
     respectively) ....................................   $ 35,111,288     $27,621,323
                                                          ============     ===========

------------
(a) On May 31, 2000, Flag Investors Top 50 Asia Class C shares began operations.

See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares

(For a share outstanding throughout each period)


                                                   For the         For the   For the Period
                                                Year Ended      Year Ended   Oct. 14, 1997/1/
                                                August 31,      August 31,    to August 31,
---------------------------------------------------------------------------------------------
                                                      2000            1999             1998
Net Asset Value at Beginning
   of Period ...............................   $     18.79     $      8.18      $     12.50
                                               -----------     -----------      -----------
Investment Operations:
   Net investment (expenses
     in excess of) income ..................         (0.10)          (0.10)            0.01
   Net realized and unrealized gain
     (loss) on investments, foreign
     currencies and forward foreign
     currency contracts allocated from
     Top 50 Asia Portfolio ...........                3.46           10.72            (4.33)
                                               -----------     -----------      -----------
   Increase (decrease) from
     investment operations ...........                3.36           10.62            (4.32)
                                               -----------     -----------      -----------
Distributions to Shareholders:
   Distributions from net investment
     income ..........................               (0.26)          (0.01)              --
   Distributions from net realized
     gains ...........................               (0.83)             --               --
                                               -----------     -----------      -----------
   Total distributions ...............               (1.09)          (0.01)              --
                                               -----------     -----------      -----------
Net Asset Value at End of Period .....         $     21.06     $     18.79      $      8.18
                                               ===========     ===========      ===========

Total Return
   (based on net asset value)/2/ .....               17.54%         130.00%          (34.56)%
Ratios and Supplemental Data:
   Net assets, end of period (000's)..         $    30,120     $    23,954      $        41
   Ratios to average net assets:
        Expenses/3/ ..................                1.60%           1.60%          1.60%/4/
        Net investment (expenses in
          excess of) income/3/ .......               (0.58)%         (0.34)%         0.15%/4/
   Portfolio turnover of Top 50 Asia
     Portfolio .......................                  48%             51%              54%

---------
/1/  Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.

/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

   Expenses to average net assets            2.28%        3.50%        247.05%/4/
   Expenses in excess of income to
     average net assets                     (1.26)%      (2.24)%     (245.30)%/4/

/4/  Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


                                             For the         For the      For the Period
                                            Year Ended      Year Ended     May 5, 1998/1/
                                            August 31,      August 31,     to August 31,
----------------------------------------------------------------------------------------
                                               2000           1999            1998
Net Asset Value at Beginning
   of Period .............................   $  21.21       $    9.28      $   12.50
                                             --------       ---------      ---------
Investment Operations:
   Expenses in excess of income ..........      (0.45)          (0.12)         (0.02)
   Net realized and unrealized gain
     (loss) on investments, foreign
     currencies and forward foreign
     currency contracts allocated from
     Top 50 Asia Portfolio ...............       4.05           12.06          (3.20)
                                             --------       ---------      ---------
   Increase (decrease) from investment
     operations ..........................       3.60           11.94          (3.22)
                                             --------       ---------      ---------
Distributions to Shareholders:
   Distributions from net investment
     income ..............................      (0.20)          (0.01)            --
   Distributions from net realized
     gains ...............................      (0.83)             --             --
                                             --------       ---------      ---------

   Total distributions ...................      (1.03)          (0.01)            --
                                             --------       ---------      ---------
Net Asset Value at End of Period .........   $  23.78       $   21.21      $    9.28
                                             ========       =========      =========

Total Return
   (based on net asset value)/2/ .........      16.68%         128.65%        (25.76)%
Ratios and Supplemental Data:
   Net assets, end of period (000's) .....   $  4,867       $   3,667      $      50
   Ratios to average net assets:
     Expenses/3/ .........................       2.35%           2.35%          2.35%/4/
     Expenses in excess of income/3/ .....     (1.31)%         (1.32)%        (0.51)%/4/
   Portfolio turnover of Top 50 Asia
     Portfolio ...........................         48%             51%            54%


----------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

     Expenses to average net assets        3.02%        3.75%        247.80%/4/
     Expenses in excess of income to
     average net assets                  (1.98)%      (2.72)%      (245.96)%/4/

/4/  Annualized.


See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Financial  Highlights -- Class C Shares

(For a share outstanding throughout each period)


                                                                        For the Period
                                                                         May 31, 2000/1/
                                                                         to August 31,
---------------------------------------------------------------------------------------
                                                                                  2000
Net Asset Value at Beginning of Period .....................................   $ 23.33
                                                                               -------
Investment Operations:
   Expenses in excess of income ............................................     (0.02)
   Net realized and unrealized gain on investments, foreign currencies and forward foreign currency contracts allocated from Top 50
     Asia Portfolio ........................................................      0.48
                                                                               -------
   Increase from investment operations .....................................      0.46
                                                                               -------
Distributions to Shareholders:
   Distributions from net investment income ................................        --
   Distributions from net realized gains ...................................        --
                                                                               -------
   Total distributions .....................................................        --
                                                                               -------
Net Asset Value at End of Period ...........................................   $ 23.79
                                                                               =======
Total Return (based on net asset value)/2/ .................................      1.97%
Ratios and Supplemental Data:
   Net assets, end of period (000's) .......................................   $   124
   Ratios to average net assets:
     Expenses/3/ ...........................................................      2.35%/4/
     Expenses in excess of income/3/ .......................................    (0.99)%/4/
   Portfolio turnover of Top 50 Asia Portfolio .............................        48%

----------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

     Expenses to average net assets                                    3.54%/4/
     Expenses in excess of income to average net assets              (2.18)%/4/

/4/  Annualized.

See Notes to Financial Statements.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Organization

   Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to Flag Investors Top 50 Asia (the "Fund").

   The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 Asia Portfolio (formerly the Deutsche Top 50 Asia Portfolio, the "Portfolio"), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 45.6% on August 31, 2000. At August 31, 2000, the remaining interest in the portfolio was held by Deutsche Top 50 Asia (one of the series constituting Deutsche Global Funds Ltd., an offshore company and affiliate of the Company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

   The Fund offers three classes of shares to investors, Class A, Class B and Class C shares. Each Class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee. Each Class will bear its respective portion of the Service and Distribution fees. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.


NOTE 2 -- Significant Accounting Policies

   When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

   Valuation of Securities

      Valuation of securities by the portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------


NOTE 2 -- continued

   Investment Income, Expenses and Realized and Unrealized Gains and Losses

      The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on their relative net asset value.

   Federal Income Taxes

      The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required.

   Distributions to Shareholders

      Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

      Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- concluded

   Deferred Organization Costs

      Organization costs incurred in connection with the organization and initial registration of the Fund were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.


NOTE 3 -- Significant Agreements and Transactions with Affiliates

   Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assisted in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000, ICCC's fee was $29,977. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

   Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

   As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $21,689. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

   ICC Distributors, Inc. (ICCD), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------


NOTE 3 -- concluded

pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to January 18, 2000, Edgewood Services Inc. served as distributor and shareholder servicing agent for the Fund and operated under a similar fee structure.

   By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM, DFM has agreed to waive its fees and reimburse expenses to the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through June 1, 2001.

   Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

   From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

   On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                                    Approximate
                                                   Number of      Percentage of
                                                 Shareholder        Outstanding
                                                    Accounts             Shares
                                               -------------     --------------
Deutsche Bank Securities, Inc.                             1             51.74%
Fidelity Investments Institutional
  Operations Co. Inc.                                      1              9.68%
Merrill Lynch Pierce Fenner & Smith                        2             17.83%

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 5 -- Capital Share Transactions

   The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:

                                                 Year Ended                      Year Ended
                                            August 31, 2000                 August 31, 1999
                                ---------------------------     ---------------------------
                                   Shares         Amount          Shares          Amount
                                -----------    ------------     -----------    ------------
Class A Shares
   Shares sold ...............    1,756,153    $ 37,328,484       1,376,077    $ 18,173,485
   Reinvestment of dividends
      and distributions ......       59,436       1,342,742              19             216
   Shares redeemed ...........   (1,659,805)    (35,242,279)       (106,497)     (1,681,431)
                                -----------    ------------     -----------    ------------
   Net increase ..............      155,784    $  3,428,947       1,269,599    $ 16,492,270
                                -----------    ------------     -----------    ------------
Class B Shares
   Shares sold ...............      213,209    $  5,268,898         191,167    $  3,390,185
   Reinvestment of dividends
      and distributions ......        8,295         211,352               8             103
   Shares redeemed ...........     (189,747)     (4,684,976)        (23,633)       (424,580)
                                -----------    ------------     -----------    ------------
   Net increase ..............       31,757    $    795,274         167,542    $  2,965,708
                                -----------    ------------     -----------    ------------
Class C Shares(a):
   Shares sold ...............        5,210    $    121,036              --              --
   Reinvestment of dividends
      and distributions ......           --              --              --              --
   Shares redeemed ...........           --              --              --              --
                                -----------    ------------     -----------    ------------
   Net increase ..............        5,210    $    121,036              --              --
                                -----------    ------------     -----------    ------------

-----------
(a) On May 31, 2000, Flag Investors Top 50 Asia Class C shares began operations.

Flag Investors Top 50 Asia
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors Top 50 Asia:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Top 50 Asia, formerly Deutsche Top 50 Asia, (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

================================================================================
Tax Information (Unaudited)
For the Tax Year Ended August 31, 2000

   The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
   The Fund's distributions to shareholders included $266,883 from long-term capital gains, all of which is taxable at the 20% capital gains rate.
   The Fund received income from foreign sources in the amount of $405,396. The Fund has paid foreign taxes in the amount of $60,680. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments                                         August 31, 2000


    Shares   Security                                              Market Value
--------------------------------------------------------------------------------
 COMMON STOCK -- 99.0%

Australia -- 6.1%
    71,662   Australia & New Zealand Banking Group Ltd........     $    538,777
    73,337   Broken Hill Proprietary Co., Ltd. ...............          802,597
   170,116   News Corporation Ltd. (The) .....................        2,220,801
   500,000   AXA Asia Pacific Holdings .......................          776,065
    10,000   Rio Tinto Ltd. ..................................          154,249
    30,000   Woodside Petroleum Ltd. .........................          247,533
                                                                   ------------
                                                                      4,740,022
                                                                   ------------

China -- 2.8%
 9,000,000   Petrochina Co. Ltd./1/...........................        2,146,346
                                                                   ------------

Hong Kong -- 15.9%
   800,000   Cathay Pacific Airways ..........................        1,553,986
    50,000   Cheung Kong Holdings Ltd. .......................          650,699
   500,000   China Mobile (Hong Kong) Ltd./1/.................        3,846,499
   252,400   HSBC Holdings Plc ...............................        3,592,169
 1,500,000   Legend Holdings Ltd. ............................        1,596,297
 1,000,000   Star Cruises Plc ................................        1,000,000
                                                                   ------------
                                                                     12,239,650
                                                                   ------------

India -- 6.9%
    50,000   Dr. Reddy's Laboratories Ltd. -- GDR.............        1,447,000
    18,000   Infosys Technologies Ltd. -- ADR ................        2,808,281
    57,000   ITC Ltd. -- GDR .................................        1,090,125
                                                                   ------------
                                                                      5,345,406
                                                                   ------------

Indonesia -- 0.0%
   108,000   PT Telekomunikasi Indonesia......................           37,492
                                                                   ------------

Japan -- 27.1%
    37,000   Canon, Inc. .....................................        1,654,620
    40,000   Fujitsu Ltd. ....................................        1,158,768
     5,000   Murata Manufacturing Co., Ltd. ..................          765,481
       210   Nippon Telegraph & Telephone Corp................        2,500,352
   130,000   Nomura Securities Co., Ltd. .....................        3,040,829

See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------


    Shares   Security                                              Market Value
-------------------------------------------------------------------------------
 COMMON STOCK -- (continued)

Japan -- (continued)
        40   NTT Mobile Communications Network, Inc............    $  1,057,517
     6,000   Rohm Co., Ltd. ...................................       1,707,214
    15,000   Softbank Corp. ...................................       1,981,437
    27,000   Sony Corp. .......................................       3,012,235
    16,000   Takeda Chemical Industries .......................         946,515
    25,000   Toyota Motor Co. .................................       1,087,516
    40,000   Yamanouchi Pharmaceutical Co., Ltd. ..............       1,980,030
                                                                   ------------
                                                                     20,892,514
                                                                   ------------

Korea -- 12.0%
    35,000   Korea Electric Power Corp. .......................       1,029,087
    35,408   LG Electronics ...................................         900,569
     9,000   Pohang Iron & Steel Co., Ltd......................         665,614
    26,955   Samsung Electronics ..............................       6,649,103
                                                                   ------------
                                                                      9,244,373
                                                                   ------------

Malaysia -- 1.8%
   149,000   Malaysian Oxygen Bhd. ............................         411,711
   620,000   Nylex (Malaysia) Bhd. ............................         339,368
   188,200   O.Y.L. Industries Bhd. ...........................         624,032
                                                                   ------------
                                                                      1,375,111
                                                                   ------------

Philippines -- 0.2%
   353,600   Ayala Corp. ......................................          56,444
    58,000   Benpres Holdings Corp. -- GDR/1/ .................         102,871
                                                                   ------------
                                                                        159,315
                                                                   ------------

Singapore -- 13.0%
   280,000   City Developments ................................       1,391,052
   232,600   DBS Group Holdings Ltd. ..........................       2,811,203
   900,000   DBS Land Ltd. ....................................       1,453,806
   200,000   GP Batteries International Ltd. ..................         228,937
   510,350   Overseas Union Bank Ltd. .........................       2,579,921
   160,000   Singapore Airlines Ltd. ..........................       1,543,288
                                                                   ------------
                                                                     10,008,207
                                                                   ------------

See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)                             August 31, 2000


    Shares   Security                                              Market Value
--------------------------------------------------------------------------------
 COMMON STOCK-- (concluded)


Taiwan -- 10.9%
    57,500   Acer, Inc.-- GDR ..................................   $    357,938
    74,145   Advanced Semiconducter Engineering
                Inc.-- GDR .....................................        683,988
       148   Asustek Computer Inc.-- GDR-- 144A/3/ .............            969
   285,869   Asustek Computer Inc.-- GDR-- Reg. S ..............      1,872,442
   156,985   Taiwan Semiconductor Manufacturing
                Co. Ltd.-- ADR .................................      5,494,475
     3,960   Uni-President Enterprises Co.-- GDR-- 144A/1/,/3/..         27,301
                                                                   ------------
                                                                      8,437,113
                                                                   ------------

United Kingdom -- 2.3%
   126,059   Standard Chartered Plc.............................      1,745,518
                                                                   ------------

Total Investments (Cost -- $51,012,444)/2/.............    99.0%     76,371,067
Other Assets in Excess of Liabilities..................     1.0%        766,890
                                                         ------    ------------
Net Assets                                                100.0%   $ 77,137,957
                                                         ======    ============

------------
/1/  Non-income producing security.
/2/  Aggregate cost for federal tax purposes was $52,307,239.
/3/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represent 0.04% of net assets at year end.
ADR -- American Depository Receipt
GDR -- Global Depositary Receipt

See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
                                                                 August 31, 2000

                                                             Percentage of Total
Industry Sector (Unaudited)                                          Investments
--------------------------------------------------------------------------------
Technology ............................................................    26.3%
Financials ............................................................    24.5
Consumer Cyclicals ....................................................    17.5
Communication Services.................................................     9.8
Consumer Staples ......................................................     4.3
Transportation ........................................................     4.1
HealthCare ............................................................     3.9
Energy ................................................................     3.1
Basic Materials .......................................................     2.7
Other .................................................................     1.8
Utilities .............................................................     1.3
Capital Goods .........................................................     0.7
                                                                          -----
                                                                          100.0%
                                                                          =====

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000

--------------------------------------------------------------------------------
Assets:
   Investments, at value ......................................     $76,371,067
   Cash .......................................................       1,370,256
   Foreign currency ...........................................             675
   Dividends receivable .......................................          83,056
   Interest receivable ........................................           5,645
   Receivable for beneficial interest for contributions .......         337,136
   Receivable from advisor ....................................          10,587
   Deferred organization costs ................................          27,877
                                                                    -----------
     Total assets .............................................      78,206,299
                                                                    -----------
Liabilities:
   Payable to beneficial interest for withdrawals .............         990,748
   Custody and accounting fees payable ........................          15,631
   Administrative agent fees payable ..........................           9,138
   Organization costs payable .................................          28,997
   Other accrued expenses .....................................          23,828
                                                                    -----------
     Total liabilities ........................................       1,068,342
                                                                    -----------
     Net assets ...............................................     $77,137,957
                                                                    ===========
Net Assets:
   Applicable to beneficial interests .........................     $77,137,957
                                                                    ===========
   Cost of investments ........................................     $51,012,444
                                                                    ===========
   Cost of foreign currency ...................................     $       674
                                                                    ===========

See Notes to Financial Statements

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Statement of Operations

                                                                        For the
                                                                     Year Ended
                                                                     August 31,
--------------------------------------------------------------------------------
                                                                           2000
Investment Income:
   Dividend income ............................................   $    882,690
   Less: Foreign withholding taxes ............................       (131,816)
                                                                  ------------
     Net dividend income ......................................        750,874
   Interest income ............................................         90,642
                                                                  ------------
     Total investment income ..................................        841,516
                                                                  ------------
Expenses:
   Investment management fees .................................        826,934
   Custody and accounting fees ................................        129,456
   Operations agent fees ......................................         60,166
   Administrative agent fees ..................................         49,583
   Professional fees ..........................................         26,557
   Amortization of organization costs .........................         13,220
   Interest expense ...........................................         10,378
   Trustees' fees .............................................          2,582
   Other expenses .............................................         15,829
                                                                  ------------
     Total expenses ...........................................      1,134,705
                                                                  ------------
     Expenses in excess of income .............................       (293,189)
                                                                  ------------
Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currencies and Forward Foreign Currency Contracts:
   Net realized gain (loss) on:
     Investment transactions ..................................     11,199,910
     Foreign currency transactions and forward
       foreign currency contracts .............................        (47,332)
   Net change in unrealized appreciation/depreciation on:
     Investments ..............................................        174,586
     Foreign currency translations and forward
       foreign currency contracts .............................         (1,111)
                                                                  ------------
Net Realized and Unrealized Gain on Investments, Foreign
     Currencies and Forward Foreign Currency Contracts ........     11,326,053
                                                                  ------------
Net Increase in Net Assets Resulting
   from Operations ............................................   $ 11,032,864
                                                                  ============


See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                            For the          For the
                                                         Year Ended       Year Ended
                                                         August 31,       August 31,
------------------------------------------------------------------------------------
                                                               2000             1999
Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income ....................   $   (293,189)    $   (193,923)
   Net realized gain on investment, foreign currency
     and forward foreign currency contracts
     transactions ..................................     11,152,578          131,580
   Net change in unrealized appreciation/
     depreciation on investments, foreign
     currency translations and forward foreign
     currency contracts ............................        173,475       30,665,134
                                                       ------------     ------------
   Net increase in net assets resulting
     from operations ...............................     11,032,864       30,602,791
                                                       ------------     ------------
Capital Transactions:
   Proceeds from contributions .....................     63,431,276       33,066,820
   Withdrawals .....................................    (67,458,206)     (11,485,568)
                                                       ------------     ------------
Net increase (decrease) in net assets from
   capital transactions ............................     (4,026,930)      21,581,252
                                                       ------------     ------------
     Total increase in net assets ..................      7,005,934       52,184,043
Net Assets:
   Beginning of year ...............................     70,132,023       17,947,980
                                                       ------------     ------------
   End of year .....................................   $ 77,137,957     $ 70,132,023
                                                       ============     ============

See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Financial Highlights


                                                  For the        For the    For the Period
                                               Year Ended     Year Ended    Oct. 14, 1997/1/
                                               August 31,     August 31,     to August 31,
--------------------------------------------------------------------------------------------
                                                     2000           1999              1998
Ratios/Supplemental Data:
     Net assets, end of period (000's)...      $   77,138     $   70,132          $ 17,948
     Ratio of expenses to average
        net assets before interest
        expense .........................            1.36%          1.80%           2.19%/2/
     Ratio of interest expense
        to average net assets ...........            0.01%          0.01%               --
     Ratio of expenses to average
        net assets after interest
        expense .........................            1.37%          1.81%           2.19%/2/
     Ratio of expenses in excess of
        income to average net assets ....           (0.35)%        (0.50)%           (0.15)%/2/
     Portfolio turnover .................              48%            51%               54%



---------------
/1/  Commencement of operations.
/2/  Annualized.


See Notes to Financial Statements.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Organization

   Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 Asia Portfolio (the "Portfolio").

   The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM") an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation, and as a secondary objective, reasonable dividend income. The Portfolio began operations on October 14, 1997.

   The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.


NOTE 2 -- Significant Accounting Policies

   When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

   Valuation of Securities

      Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the secu-

Top 50 Asia Portfolio
--------------------------------------------------------------------------------


NOTE 2 -- continued



rities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

   Debt securities with a maturity of 60 days or more are valued based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000, there were no fair valued securities.

Cash

   Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash. At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

Investment Transactions

   Investment transactions are recorded on a trade date basis. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- continued


Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.


Futures Contracts

   The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.


Foreign Currency Translation

   The books and records of the Portfolio are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net

Top 50 Asia Portfolio
--------------------------------------------------------------------------------


NOTE 2 -- concluded

   assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

      Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.


   Federal Income Taxes

      The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

   Expenses

      Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolio Trust are allocated among the portfolios based on relative net asset value.


   Deferred Organization Costs

      Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3 -- Significant Agreements and Transactions with Affiliates

   The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM (the "Advisor"). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH ("DWS") as investment sub-advisor (the "Sub-Advisor") to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

   Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the averaged daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $24,266. Prior to April 7, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

   The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

   The Portfolio Trust entered into an agreement with Investors Bank and Trust Company (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the

Top 50 Asia Portfolio
--------------------------------------------------------------------------------


NOTE 3 -- concluded

first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

   The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible directors.

   Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 4 -- Investment Portfolio Transactions

   Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:

         Purchases
         US Government......................................   $         --
         Non-US Government..................................     38,314,682
                                                               ------------
         Total..............................................   $ 38,314,682
                                                               ============

         Sales
         US Government......................................   $         --
         Non-US Government..................................     43,166,745
                                                               ------------
         Total..............................................   $ 43,166,745
                                                               ============

   On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over tax cost was $26,550,717 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,486,889.


NOTE 5 -- Line of Credit Agreement

   The Portfolio Trust has established a revolving line of credit with IBT. Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 10% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the

Top 50 Asia Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 5 -- concluded

line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.09% and the maximum and average amounts of the loans outstanding during the borrowing period were $4,952,976 and $1,076,314, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the year were $1,622.


NOTE 6 -- Forward Foreign Currency Contracts

     The following contract was open at August 31, 2000:

                    In Exchange                       Current
                         for US       Settlement        Value        Unrealized
Sale                    Dollars             Date        (US$)      Depreciation
---------------     -----------       ----------      -------      ------------
Philippine Peso            $674           9/1/00         $675              $(1)

Top 50 Asia Portfolio
--------------------------------------------------------------------------------

Report of Independent Accountants
To the Trustees of Flag Investors Portfolio Trust and
Beneficial Interest Holders of Top 50 Asia Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 Asia Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

                       This page intentionally left blank.

         This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

         For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                           [LOGO OF FLAG INVESTORS]


                                 Domestic Equity

                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund


                              International Equity

                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World


                                  Fixed Income

                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  Money Market

                            Cash Reserve Prime Shares


                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              www.flaginvestors.com

                                 Distributed by:
                             ICC Distributors, Inc.


                                                                TOP50AANN(10/00)

                           [LOGO OF FLAG INVESTORS]
                                FLAG INVESTORS
                        Investing With A Difference(R)

                                Japanese Equity
                                     Fund

                                 Annual Report

                                August 31, 2000

Report Highlights
--------------------------------------------------------------------------------

 .    The Fund's Class A shares produced a total return of 25.57% (excluding sales charges) for the twelve months ended August 31, 2000, outperforming the MSCI Japan Index return of 9.36% for the same time period.

 .    The Fund's strong outperformance was primarily due to its positioning during the first half of the fiscal year. These positions included an overweighting in the telecommunications and services sectors. Strong stock selection across the market sectors also benefited the Fund, as we seek only the most competitive, high quality, internationally known Japanese companies.

 .    The Japanese equity market had significantly divergent performance from the first half of the fiscal year to the second. Technology, media, and telecommunications stocks strongly outperformed in the first half, as investors favored "New Japan" over "Old Japan" stocks. In the second half of the year, the extreme segmentation between "New Japan" and "Old Japan" stocks somewhat normalized, and the equity market was dominated instead by stock-specific stories. Overall, those companies involved in optical fiber networks and components produced the strongest performance.

 .    We believe the recovery story for Japan is in place. In the near term, we believe the equity market could be weak based on negative investor sentiment about the slow speed of corporate restructuring, the further unwinding of cross-shareholdings and the possibility of additional bankruptcies. In the longer term, however, we believe GDP growth should steadily pick up, due to companies' ongoing restructuring and thus rising profitability as well as a recovery in private consumption.

Fund Performance
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares/1/
October 20, 1997 - August 31, 2000

$10,000 invested in the Flag Investors Japanese Equity Fund Class A Shares at inception on October 20, 1997 was worth $20,211 on August 31, 2000.

                              10/20/97    $10,000
                                          $ 8,872
                                          $ 8,680
                                          $ 8,200
                              8/31/98     $ 7,880
                                          $ 8,512
                                          $ 9,240
                                          $11,240
                              8/31/99     $16,096
                                          $21,952
                                          $23,958
                                          $19,560
                              8/31/2000   $20,211

Flag Investors Japanese Equity Fund -- Class A

                                Cumulative Total Return Average Annual Total Return
                                ----------------------- ---------------------------
                                                  Since                       Since
                                   Past       inception            Past   inception
 Periods ended August 31, 2000   1 year        10/20/97          1 year    10/20/97
-----------------------------------------------------------------------------------
  Japanese Equity Fund -
   Class A Shares/1/              25.57%        102.11%           25.57%      27.85%
-----------------------------------------------------------------------------------
  MSCI Japan Index/2/              9.36%         34.47%/4/         9.36%      11.02%/4/
-----------------------------------------------------------------------------------
  Lipper Japanese Funds Average/3/ 8.08%         68.30%/4/      8.08%         19.20%/4/
-----------------------------------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning October 31, 1997.

Fund Performance
--------------------------------------------------------------------------------

Flag Investors Japanese Equity Fund -- Class B

                             Cumulative Total Return Average Annual Total Return
                             ----------------------- ---------------------------
                                               Since                     Since
                                   Past    inception          Past   inception
 Periods ended August 31, 2000   1 year      8/10/98        1 year     8/10/98
--------------------------------------------------------------------------------
  Japanese Equity Fund -
   Class B Shares1               22.66%       141.20%        22.66%      53.36%
--------------------------------------------------------------------------------
  MSCI Japan Index2               9.36%        78.19%/4/       9.36%     33.49%/4/
--------------------------------------------------------------------------------
  Lipper Japanese Funds Average3  8.08%        95.18%/4/       8.08%     39.02%/4/
--------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning August 31, 1998.

Flag Investors Japanese Equity Fund -- Class C

                                Cumulative Total Return
-------------------------------------------------------
                                                  Since
                                              inception
  Period ended August 31, 2000                  5/31/00
-------------------------------------------------------
  Japanese Equity Fund -
   Class C Shares1                                3.11%
  MSCI Japan Index2                               0.72%/4/
  Lipper Japanese Funds Average3                  0.59%/4/
-------------------------------------------------------

------------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/  Benchmark returns are for the period beginning May 31, 2000.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares/1/
October 20, 1997 - August 31, 2000

     Flag Investors Japanese Equity
        Fund -- Class A Shares      MSCI Japan Index/2/

10/20/97        $10,000                   $10,000
                $ 9,450                    $9,386
                $ 8,203                    $9,689
                $ 7,749                    $8,499
8/31/98         $ 7,447                    $7,535
                $ 8,044                    $8,950
                $ 8,732                    $9,158
                $10,622                   $10,251
8/31/99         $15,211                   $12,256
                $20,745                   $14,138
                $22,640                   $13,993
                $18,484                   $13,295
8/31/00         $19,099                   $13,387

Average Annual Total Return/1/

  Periods Ended August 31, 2000            1 Year             Since Inception/3/
--------------------------------------------------------------------------------
  Class A Shares                           18.66%                      25.35%
--------------------------------------------------------------------------------

----------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns are for the period beginning October 31, 1997.
/3/  October 20, 1997.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares/1/
August 10, 1998 - August 31, 2000

         Flag Japanese Equity Fund   MSCI Japan Index/2/
            -- Class B Shares

8/10/98           $10,000                $10,000
                  $ 9,933                $11,878
                  $10,769                $12,154
                  $13,072                $13,605
8/31/99           $18,877                $16,265
                  $25,697                $18,763
                  $27,981                $18,571
                  $22,456                $17,644
8/31/2000         $23,820                $17,766

Average Annual Total Return/1/

  Periods Ended August 31, 2000           1 Year              Since Inception/3/
--------------------------------------------------------------------------------
  Class B Shares                          17.66%                       52.43%
--------------------------------------------------------------------------------

--------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance figures would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI Japan Index is an unmanaged broad-based market index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns are for the period beginning August 31, 1997.
/3/  August 10, 1998.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------


Additional Performance Information (concluded)

Cumulative Total Return/1/

  Period Ended August 31, 2000            1 Year              Since Inception/2/
--------------------------------------------------------------------------------
  Class C Shares                              --                         2.11%
--------------------------------------------------------------------------------

---------
/1/ Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/  May 31, 2000.

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present you with this annual report for Flag Investors Japanese Equity Fund (the "Fund"), providing a detailed review of the markets, the portfolio in which the Fund invests (the "Portfolio"), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

Fund Performance

     For the fiscal year, the Fund significantly outperformed its benchmark. The Fund's Class A shares produced a return of 25.57% for the twelve months ended August 31, 2000, as compared to 9.36% for the MSCI Japan Index. The Fund's Class B shares produced an annual return of 22.66%. The Fund introduced Class C shares on May 31, 2000.

     This strong outperformance was primarily due to the Fund's positioning during the first half of the fiscal year. These positions included an overweighting in the telecommunications and services sectors, a concentration on information technology- and software-related stocks within the services sector, an overweighting in the electrical equipment, electronics and financial services sectors, and an underweighting in what are known as "Old Japan" sectors, such as steel, shipbuilding, and construction. Strong stock selection across the market sectors also benefited the Fund. During the second half of the fiscal year, the Fund was impacted by a remarkable closing of the divergence between "New Japan" and "Old Japan" stocks so dominant during the first half. The result was that the winners of the first six months, including the technology and small cap stocks that drove performance, turned into the losers of the latter six months.

     Based on this closing gap between "New Japan" and "Old Japan" stocks, we increased the Fund's cash position, reduced its overweighting in telecommunications, media and technology (TMT) stocks, and increased weightings in select defensive sectors such as pharmaceuticals and food. At the same time, we continued to believe that the fundamentals of several technology and services stocks, including Sony, NTT Mobile Communications, NEC Corp. and Nomura Securities, remain strong, and so we maintained our overall strategy of being underweight in "Old Japan" and overweight in "New Japan" sectors.

--------------------------------------------------------------------------------


     Throughout, we continued to seek those internationally known Japanese companies with a clearly defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. We also sought those companies best positioned to benefit from the trends of deregulation and trade liberalization and those that are focused on enhancing shareholder value through restructuring and other corporate strategies.

Investment Environment

     Dramatic polarization during the first half of the fiscal year between "New Japan," e.g. technology, media and telecommunications stocks, and "Old Japan," e.g. retail, iron and steel, and ship building, led to strong market performance through February 2000. Supporting positive market performance was significant optimism about Japan's economic recovery story. Japan seemed to be on track toward ongoing corporate restructuring, a more stable currency, increased industrial production, and better than expected GDP growth. The result was strong buying, especially by foreign investors.

     During the second half of the fiscal year, the Japanese equity market fell 4.27%--back to levels not seen since August 1999, as the divergence between "New Japan" and "Old Japan" stocks narrowed. As the Japanese economy as well as Japanese companies' business improved, many foreign investors began to fear that corporations would slow down their restructuring efforts. This led to doubts about the Japanese recovery story as well as to significant foreign selling. It also seems that much of the earnings growth expectations were priced in the first half of the year. Even though most Japanese companies reported earnings that were either in line with or better than expected in April and May 2000, these favorable earnings reports did not trigger additional foreign buying.

     Other factors that impacted the Japanese market during the second half of the fiscal year were a global correction of TMT stocks in general and Internet-related stocks in particular; a major corporate bankruptcy, i.e. Sogo Corp., that re-triggered doubts about the banking sector; and concerns about the negative effect of the strengthening yen on the Japanese export industry. Further adding to the negative foreign investor sentiment toward the Japanese stock market was the Bank of Japan's increase in interest rates for the first time in ten years on August 11th. The central bank's raising the target rate for overnight lending to 0.25% was seen as a normalization of

Japanese monetary policy, which had been exceptional since the lowering of the interest rate to 0% in February 1999. However the rate hike was simultaneously criticized as an action taken too soon given the rather slowly recovering domestic economy.

     Overall, the best performing sectors of Japan's equity market for the fiscal year were non-ferrous metals and glass/ceramic. In Japan, these sectors include the majority of companies involved in optical fiber networks and components, such as Furukawa Electric, Sumitomo Electric, Nippon Sheet Glass, and Asahi Glass. The electrical machinery sector also performed well, primarily due to the strong performance of chip-related companies such as NEC and consumer companies such as Pioneer and Sony. The poorest performing sectors overall were "Old Japan" industries with a lack of positive growth prospects, including mining, fishing, farming, and iron and steel.

Looking Ahead

     Going forward, we believe that despite its current economic struggle, the recovery story for Japan is in place. In the near term, we believe the equity market could continue to be weak based on negative investor sentiment about the slow speed of corporate restructuring, the further unwinding of cross-shareholdings, and the possibility of additional bankruptcies. In the longer term, however, we believe GDP growth should steadily pick up. Pressure by the strong yen will likely lead to companies' ongoing restructuring and thus in turn to rising profitability and rising salaries. Private consumption should recover as well. We also believe that deregulation and tax reform policies will likely continue and that accounting rule changes will make Japanese companies more transparent.

     The primary risks to Japan's equity market are misjudgments in its fiscal/monetary policy mix, Japan's national debt getting out of control and/or its currency strengthening excessively, and global economic growth weakening unexpectedly. Acutely higher oil prices especially heighten this latter risk. The Fund's active currency management program strives to allow investors to capitalize on the long-term growth potential of Japanese equities while reducing the impact of fluctuation in the yen's value.1 It is also important to keep in mind that we remain disciplined in our process. Not all companies will benefit equally from the new era of competition in Japan. This makes the

Letter to Shareholders (concluded)
--------------------------------------------------------------------------------


knowledge and insight of the Fund's management team to select individual companies perceived to be internationally competitive, to focus on companies with strong earnings growth, and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness more crucial than ever.

     We believe the Fund's high quality investment strategy positions the Portfolio well to continue to pursue its objective of seeking a high level of capital appreciation. We appreciate your support of the Fund, and we look forward to continuing to serve your investment needs for many years ahead.

Sincerely,

/s/ Klaus Martini         /s/ Lilian Haag

Klaus Martini
Lilian Haag
on behalf of the Portfolio Management Team
August 31, 2000


---------
1 Hedging strategies are subject to special risk and success of such strategies cannot be guaranteed.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000




--------------------------------------------------------------------------------
Assets:
   Investment in Japanese Equity Portfolio (the "Portfolio"),
    at value.......................................................  $8,044,518
   Receivable from manager for expense reimbursement, net..........      36,886
   Receivable for capital shares sold..............................     954,981
   Receivable from Japanese Equity Portfolio for withdrawals.......       1,904
   Deferred organization costs.....................................       5,350
                                                                     ----------
     Total assets..................................................   9,043,639
                                                                     ----------
Liabilities:
   Payable for capital shares redeemed.............................       1,904
   Payable to Japanese Equity Portfolio for contributions..........       5,000
   Transfer agent fees payable.....................................       4,337
   Distribution and service fees payable...........................       5,356
   Accounting fees payable.........................................       1,898
   Administration fees payable.....................................       6,274
   Other accrued expenses..........................................      25,893
                                                                     ----------
     Total liabilities.............................................      50,662
                                                                     ----------
     Net assets....................................................  $8,992,977
                                                                     ==========
Net Assets Consist of:
   Capital stock, $0.001 par value.................................  $      395
   Paid-in capital.................................................   2,196,753
   Accumulated net realized gain on investments,
     foreign currency transactions and forward foreign
     currency transactions.........................................   2,412,941
   Net unrealized appreciation of investments
     and foreign currency translations.............................   4,382,888
                                                                     ----------
     Net assets....................................................  $8,992,977
                                                                     ==========

Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
   Class A Shares
     Net assets....................................................  $3,261,878
                                                                     ==========
     Shares outstanding............................................     164,288
                                                                     ==========
     Net asset value and redemption price per share................      $19.85
                                                                         ======
     Offering price per share ($19.85 / .945)......................      $21.01
                                                                         ======

   Class B Shares
     Net assets....................................................  $5,620,851
                                                                     ==========
     Shares outstanding............................................     226,227
                                                                     ==========
     Net asset value and offering price per share..................      $24.85
                                                                         ======
     Minimum redemption price per share ($24.85 x .95).............      $23.60
                                                                         ======
   Class C Shares(a)
     Net assets....................................................  $  110,248
                                                                     ==========
     Shares outstanding............................................       4,437
                                                                     ==========
     Net asset value and offering price per share..................      $24.85
                                                                         ======
     Minimum redemption price per share ($24.85 x .99).............      $24.60
                                                                         ======
-----------
(a) On May 31, 2000, Flag Investors Japanese Equity Fund Class C shares began operations.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                      Year Ended
                                                                      August 31,
--------------------------------------------------------------------------------
                                                                            2000
Investment Income:
Investment Income and Expenses Allocated from Japanese Equity
  Portfolio:
   Dividend income................................................. $   32,841
   Less: Foreign withholding taxes.................................     (4,926)
                                                                    ----------
         Net dividend income.......................................     27,915
   Interest income.................................................     20,770
   Expenses........................................................   (249,391)
                                                                    ----------
     Expenses in excess of income allocated from
        Japanese Equity Portfolio..................................   (200,706)
                                                                    ----------
Expenses:
   Administration fees.............................................     74,857
   Transfer agent fees.............................................     55,366
   Registration fees...............................................     32,098
   Reports to shareholders.........................................     27,409
   Professional fees...............................................     21,672
   Accounting fees.................................................     20,998
   Amortization of organization costs..............................      2,525
   Directors' fees.................................................      2,515
Distribution fees
     Class A Shares(a).............................................      5,041
     Class B Shares................................................     56,176
     Class C Shares(b).............................................         71
   Service fees
     Class A Shares(a).............................................      4,965
     Class B Shares................................................     18,725
     Class C Shares(b).............................................         24
   Other expenses..................................................      2,873
                                                                    ----------
        Total expenses.............................................    325,315
   Less: Fee waivers or expense reimbursements.....................   (334,465)
                                                                    ----------
     Net expenses..................................................     (9,150)
                                                                    ----------
        Expenses in excess of income...............................   (191,556)
                                                                    ----------
Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currencies Allocated from Japanese Equity Portfolio:
        Net realized gain on:
        Investments................................................  3,628,516
        Foreign currency transactions and forward foreign currency
          contracts................................................     21,673
   Net change in unrealized appreciation/depreciation on:
        Investments................................................    626,683
        Foreign currency translations and forward foreign currency
          contracts................................................     (7,099)
                                                                    ----------
Net Realized and Unrealized Gain on Investments and
   Foreign Currencies Allocated from Japanese Equity Portfolio.....  4,269,773
                                                                    ----------
Net Increase in Net Assets Resulting from Operations............... $4,078,217
                                                                    ==========

---------
(a) As of January 18, 2000, Class A shares are subject to a 0.25% distribution fee and are no longer subject to a 0.25% service fee.
(b) On May 31, 2000, Flag Investors Japanese Equity Fund Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                           For the      For the
                                                        Year Ended   Year Ended
                                                        August 31,   August 31,
--------------------------------------------------------------------------------
                                                              2000         1999

Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income.....................  $   (191,556) $   (59,289)
   Net realized gain on investment,
     foreign currency transactions and forward
     foreign currency contracts allocated from
     Japanese Equity Portfolio......................     3,650,189      442,411
   Net change in unrealized appreciation/
     depreciation on investments,
     foreign currency translations and forward
     foreign currency contracts allocated from
     Japanese Equity Portfolio......................       619,584    3,771,153
                                                      ------------  -----------
   Net increase in net assets resulting
     from operations................................     4,078,217    4,154,275
                                                      ------------  -----------
Distributions to Shareholders:
   Distributions from realized gains:
     Class A Shares.................................    (1,301,081)          --
     Class B Shares.................................    (1,663,439)          --
     Class C Shares(a)..............................            --           --
                                                      ------------  -----------
   Total distributions..............................    (2,964,520)          --
                                                      ------------  -----------
Capital Share Transactions:
   Net proceeds from shares sold....................    28,826,697   16,293,920
   Net proceeds from dividends
     and distributions reinvested...................     2,454,865           --
   Net cost of shares redeemed......................   (39,016,835)  (5,130,586)
                                                      ------------  -----------
   Net increase (decrease) in net assets
     resulting from capital share transactions......    (7,735,273)  11,163,334
                                                      ------------  -----------
     Total increase (decrease) in net assets........    (6,621,576)  15,317,609
Net Assets:
     Beginning of year..............................    15,614,553      296,944
                                                      ------------  -----------
     End of year (includes accumulated expenses
       in excess of income of $0 and $(1,757),
        respectively)...............................  $  8,992,977  $15,614,553
                                                      ============  ===========

--------------
(a) On May 31, 2000, Flag Investors Japanese Equity Fund Class C Shares began operations.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                         For the      For the  For the Period
                                      Year Ended   Year Ended   Oct. 20, 1997/1/
                                      August 31,   August 31,   to August 31,
------------------------------------------------------------------------------
                                            2000         1999            1998
Net Asset Value at Beginning
   of Period............................  $20.12      $  9.85         $ 12.50
                                          ------      -------         -------
Investment Operations:
   Net investment (expenses in
     excess of) income..................   (0.28)       0.004           (0.07)
   Net realized and unrealized gain
     (loss) on investments, foreign
     currencies and forward foreign
     currency contracts allocated
     from Japanese Equity Portfolio.....    5.82        10.27           (2.58)
                                          ------      -------         -------
   Increase (decrease) from
     investment operations..............    5.54        10.27           (2.65)
                                          ------      -------         -------
Distributions to Shareholders:
   Distributions from net realized
     gains..............................   (5.81)          --              --
                                          ------      -------         -------
   Total distributions..................   (5.81)          --              --
                                          ------      -------         -------
Net Asset Value at End of Period........  $19.85      $ 20.12         $  9.85
                                          ======      =======         =======
Total Return
   (based on net asset value)/2/........   25.57%      104.26%         (21.20)%
Ratios and Supplemental Data:
   Net assets, end of period (000's)....  $3,262      $11,010             $14
   Ratios to average net assets:
     Expenses/3/........................    1.60%        1.60%           1.60%/5/
     Expenses in excess of income/3/....   (1.23)%      (1.29)%         (1.00)%/5/
   Portfolio turnover of
     Japanese Equity Portfolio..........     120%         133%             95%

---------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets           4.32%      5.88%      454.24%/5/
      Expenses in excess of income to average
        net assets                            (3.95)%    (5.57)%    (453.64)%/5/
/4/  Amount rounds to less than $0.01.
/5/  Annualized.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                         For the     For the   For the Period
                                      Year Ended  Year Ended   Aug. 10, 1998/1/
                                      August 31,  August 31,    to August 31,
------------------------------------------------------------------------------
                                            2000        1999             1998
Net Asset Value at Beginning
   of Period............................  $24.58      $12.11           $12.50
                                          ------      ------           ------
Investment Operations:
   Expenses in excess of income.........   (0.63)      (0.12)           (0.01)
   Net realized and unrealized gain
     (loss) on investments, foreign
     currencies and forward foreign
     currency contracts allocated
     from Japanese Equity Portfolio.....    6.71       12.59            (0.38)
                                          ------      ------           ------
   Increase (decrease) from investment
     operations.........................    6.08       12.47            (0.39)
                                          ------      ------           ------
Distributions to Shareholders:
   Distributions from net realized
     gains..............................   (5.81)        --                --
                                          ------      ------           ------
   Total distributions..................   (5.81)        --                --
                                          ------      ------           ------
Net Asset Value at End of Period........  $24.85      $24.58           $12.11
                                          ======      ======           ======
Total Return
   (based on net asset value)/2/........   22.66%     102.97%           (3.12)%
Ratios and Supplemental Data:
   Net assets, end of period (000's)....  $5,621      $4,604             $283
   Ratios to average net assets:
     Expenses3..........................    2.35%       2.35%            2.35%/4/
     Expenses in excess of income/3/....   (1.90)%     (1.74)%          (1.25)%/4/
   Portfolio turnover of
     Japanese Equity Portfolio..........     120%        133%              95%

-----------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998.
/3/ Includes the Fund's allocated portion of the corresponding Portfolio's expenses net of expense reimbursments. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
      Expenses to average net assets           5.35%         14.99%    454.99%4
      Expenses in excess of income to average
        net assets                            (4.90)%       (14.38)%  (453.89)%4
/4/  Annualized.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Financial Highlights--Class C Shares
(For a share outstanding throughout each period)

                                                               For the Period
                                                                May 31, 20001
                                                                to August 31,
--------------------------------------------------------------------------------
                                                                         2000

Net Asset Value at Beginning of Period..............................   $24.10
                                                                       ------
Investment Operations:
   Expenses in excess of income.....................................    (0.04)
   Net realized and unrealized gain on investments, foreign
     currencies and forward foreign currency contracts allocated
from Japanese Equity Portfolio......................................     0.79
                                                                       ------
   Increase from investment operations..............................     0.75
                                                                       ------
Distributions to Shareholders:
   Distributions from net realized gains............................       --
                                                                       ------
   Total distributions..............................................       --
                                                                       ------
Net asset value at end of period....................................   $24.85
                                                                       ======
Total Return (based on net asset value)/2/..........................     3.11%
Ratios and Supplemental Data:
   Net assets, end of period (000's)................................     $110
   Ratios to average net assets:
     Expenses/3/....................................................     2.35%/4/
     Expenses in excess of income/3/................................    (2.07)%/4/
   Portfolio turnover of
     Japanese Equity Portfolio......................................      120%

-----------
/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000.
/3/ Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:
       Expenses to average net assets                                  8.74%/4/
       Expenses in excess of income to average net assets            (8.46)%/4/
/4/  Annualized.

See Notes to Financial Statements.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Funds, Inc. (the "Company") (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of six separate investment series (the "Funds"). The accompanying financial statements and notes relate to the Flag Investors Japanese Equity Fund (the "Fund").

     The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Japanese Equity Portfolio (formerly, the Deutsche Japanese Equity Portfolio, the "Portfolio") which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was 51.6% on August 31, 2000. At August 31, 2000, the remaining interest in the Portfolio was held by Deutsche Japanese Equity Fund (one of the series constituting Deutsche Global Funds Ltd., an offshore company and affiliate of the Company). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

     The Fund offers three classes of shares to investors, Class A, Class B and Class C shares. Each class of shares is subject to a Distribution fee and Class B and Class C shares are also subject to a Service fee. Each Class will bear its respective portion of the Service and Distribution fees. Effective January 18, 2000, the Class A Service fee was eliminated and replaced by a Distribution fee.


NOTE 2 -- Significant Accounting Policies

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- continued

     Valuation of Securities

         Valuation of securities by the Portfolio is discussed in Note 2 of the Notes to Financial Statements of the Portfolio, which are included elsewhere in this report.

     Investment Income, Expenses and Realized and
     Unrealized Gains and Losses

         The Fund records its proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis based upon the amount of its investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each fund. Expenses attributable to each fund are charged directly to the respective fund, while general Company expenses are allocated among the funds. The expenses of each fund (other than class specific expenses), are further allocated to each class of shares based on their relative net asset value.

     Federal Income Taxes

         The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to US federal income taxes to the extent it distributes substantially all of its net taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, the Fund would not be subject to US federal excise tax. Accordingly, no provision for US federal income and excise tax is required.

     Distributions to Shareholders

         Dividends from net investment income are declared and paid at least annually. Capital gains, if any, are distributed at least annually. However, to the extent that the net realized gains can be reduced by any capital loss carryforwards, such gains will not be distributed. The Fund records all dividends and distributions to shareholders on ex-dividend date.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

NOTE 2 -- concluded

         Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

     Deferred Organization Costs

         Organization costs incurred in connection with the organization and initial registration of the Fund were paid initially by Deutsche Funds Management, Inc. ("DFM") and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.


NOTE 3 -- Significant Agreements and Transactions with Affiliates

     Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $29,980. Prior to April 7, 2000, Federated Services Company ("Federated") served as Administrator and operated under a similar fee structure.

     Investors Bank and Trust (Canada) ("IBT") provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

     As of April 7, 2000, ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly. For the period ended April 7, 2000 through

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 3 -- concluded

August 31, 2000 ICCC's fee was $23,653. Prior to April 7, 2000, Federated Shareholder Services Company served as the transfer agent and dividend disbursing agent for the Fund and operated under a similar fee structure.

     ICC Distributors, Inc. (ICCD), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee. Prior to January 18, 2000 Edgewood Services Inc. served as distributor and shareholder servicing agent for the Fund and operated under a similar fee structure.

     By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM, DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60%, of the average daily net assets of the Class A Shares and 2.35% of the average daily net assets of the Class B and Class C Shares, through June 1, 2001.

     Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 4 -- Concentration of Ownership

     From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

     On August 31, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                                   Approximate
                                                  Number of      Percentage of
                                                Shareholder        Outstanding
                                                   Accounts             Shares
                                              -------------     --------------
Merrill Lynch Pierce Fenner & Smith                       2             68.79%

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

NOTE 5 -- Capital Share Transactions
     The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital stock. Transactions in capital stock were as follows for the following periods:

                                                 Year Ended              Year Ended
                                            August 31, 2000         August 31, 1999
                                      ---------------------     -------------------
                                      Shares         Amount     Shares       Amount
                                      ------         ------     ------       ------
Class A Shares
   Shares sold                     1,020,676   $ 22,851,892    775,493  $12,552,723
   Reinvestment of dividends
      and distributions               46,077        980,977         --           --
   Shares redeemed                (1,449,804)   (32,729,261)  (229,605)  (4,506,823)
                                   ---------   ------------    -------  -----------
  Net increase (decrease)           (383,051)  $ (8,896,392)   545,888  $ 8,045,900
                                   ---------   ------------    -------  -----------
Class B Shares
   Shares sold                       209,037   $  5,874,805    191,425  $ 3,741,197
   Reinvestment of dividends
      and distributions               54,127      1,473,888         --           --
   Shares redeemed                  (224,289)    (6,287,574)   (27,405)    (623,763)
                                   ---------   ------------    -------  -----------
   Net increase                       38,875   $  1,061,119    164,020  $ 3,117,434
                                   ---------   ------------    -------  -----------
Class C Shares(a)
   Shares sold                         4,437   $    100,000
   Reinvestment of dividends
      and distributions                   --             --
   Shares redeemed                        --             --
                                   ---------   ------------
   Net increase                        4,437   $    100,000
                                   ---------   ------------

-------------
(a) On May 31, 2000, Flag Investors Japanese Equity Fund Class C Shares began operations.

NOTE 6 -- Off-Balance Sheet Risk and Concentration of Credit Risk
     See Notes to the financial Statements of the Portfolio included elsewhere in the report for discussion of off-balance sheet risk and concentration of credit risk.

Flag Investors Japanese Equity Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors of Flag Investors Funds, Inc. and
Shareholders of Flag Investors Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Japanese Equity Fund, formerly Deutsche Japanese Equity Fund, (one of the funds constituting a series of Flag Investors Funds, Inc., formerly Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

--------------------------------------------------------------------------------
Tax Information (Unaudited)
For the Tax Year Ended August 31, 2000

     The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
     The Fund's distributions to shareholders included $87,551 from long-term capital gains, all of which is taxable at the 20% capital gains rate.
     The Fund received income from foreign sources in the amount of $32,841. The Fund has paid foreign taxes in the amount of $4,926. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments                                         August 31, 2000

      Shares     Security                                          Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- 97.7%

Basic Materials -- 3.4%
       4,000     Hoya Corp. .....................................   $  382,506
       3,000     Shin-Etsu Chemical Co., Ltd. ...................      147,377
                                                                    ----------
                                                                       529,883
                                                                    ----------

Capital Goods -- 9.4%
       4,000     Fanuc Ltd. .....................................      435,007
      12,000     Furukawa Electric (The) Co. ....................      385,881
       1,500     SMC Corp. ......................................      265,785
       8,000     THK Co., Ltd. ..................................      378,006
                                                                    ----------
                                                                     1,464,679
                                                                    ----------

Communication Services -- 5.3%
          25     Nippon Telegraph & Telephone Corp. .............      297,661
          20     NTT Docomo Inc./1/ .............................      528,758
                                                                    ----------
                                                                       826,419
                                                                    ----------

Consumer Cyclicals -- 16.9%
         100     Aoi Advertising Promotion, Inc. ................        1,491
      15,000     Bridgestone Corp. ..............................      194,066
      10,000     Marui Co. Ltd. .................................      157,596
      10,000     NGK Spark Plug Co., Ltd. .......................      180,847
       1,500     Nintendo Co., Ltd. .............................      259,317
      17,000     Nippon Sheet Glass Co. .........................      308,874
          40     Obic Co., Ltd. .................................       17,682
          20     Paris Miki, Inc. ...............................        1,104
       4,000     People Co., Ltd. ...............................      284,629
       5,200     Sony Corp. .....................................      580,134
      15,000     Toyota Motor Co. ...............................      652,510
                                                                    ----------
                                                                     2,638,250
                                                                    ----------

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Portfolio of Investments (concluded)                             August 31, 2000

      Shares     Security                                           Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- (continued)
--------------------------------------------------------------------------------

Consumer Staples -- 5.1%
          50     Fancl Corp .....................................    $    4,341
      10,000     Kao Corp. ......................................       274,692
      30,000     Mitsubishi Corp. ...............................       219,378
       5,200     Saizeriya Co., Ltd. ............................       302,742
                                                                     ----------
                                                                        801,153
                                                                     ----------

Financials -- 11.1%
       3,350     Aiful Corp. ....................................       288,942
      15,000     Mitsubishi Estate Co., Ltd. ....................       147,659
      30,000     Nomura Securities Co., Ltd. ....................       701,730
       2,500     Orix Corp. .....................................       332,818
      27,000     Sanwa Bank .....................................       255,407
                                                                     ----------
                                                                      1,726,556
                                                                     ----------

Health Care -- 5.9%
       6,000     Fujisawa Pharmaceutical Co., Ltd. ..............       204,191
      10,000     Olympus Optical Co., Ltd. ......................       175,315
       5,000     Takeda Chemical  Ind., Ltd. ....................       295,786
       5,000     Yamanouchi Pharmaceutical Co., Ltd. ............       247,504
                                                                     ----------
                                                                        922,796
                                                                     ----------

Technology -- 40.6%
      15,000     Alps Electric Co. Ltd. .........................       316,411
       8,000     Canon, Inc. ....................................       357,756
       5,000     Cimeo Precision Co. Ltd./3/ ....................       173,440
      10,000     Fujitsu Ltd. ...................................       289,692
       2,000     Fujitsu Support and Service, Inc. ..............       278,629
      15,000     Ibiden Co., Ltd. ...............................       315,708
       1,000     InterQ, Inc./1/ ................................        36,094
       5,000     Konami Co., Ltd. ...............................       413,444
       1,700     Kyocera Corp. ..................................       303,455
       2,000     Matsushita Communication Industrial Co., Ltd. ..       276,567
      35,000     Mitsubishi Electric Corp. ......................       326,489

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

      Shares     Security                                           Market Value
--------------------------------------------------------------------------------
COMMON STOCK -- (concluded)
--------------------------------------------------------------------------------

Technology -- (continued)
       2,000     Murata Manufacturing Co., Ltd. .................   $  306,192
      12,000     NEC Corp. ......................................      343,130
       8,000     Nikon Corp. ....................................      245,254
          15     NTT Data Corp. .................................      165,940
      15,000     Ricoh Co., Ltd. ................................      262,270
       1,000     Rohm Co., Ltd. .................................      284,536
      40,000     Sanyo Electric Co., Ltd. .......................      339,380
       2,500     Softbank Corp. .................................      330,240
          21     Sotec Company Ltd./3/ ..........................      354,381
      12,000     Star Micronics Co. Ltd. ........................      166,502
       3,000     Tokyo Electron Ltd. ............................      421,318
                                                                   -----------
                                                                     6,306,828
                                                                   -----------
Total Investments (Cost -- $11,383,317)/2/ ........  97.7%          15,216,564
Other Assets in Excess of Liabilities .............   2.3%             359,692
                                                    -----          -----------
Net Assets                                          100.0%         $15,576,256
                                                    =====          ===========

-------
/1/    Non-income producing security.
/2/    Also aggregate cost for federal tax purposes.
/3/ Restricted illiquid securities purchased as part of an initial public offering.

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                              August 31, 2000

--------------------------------------------------------------------------------
Assets:
   Investments, at value ........................................   $15,216,564
   Cash .........................................................       392,402
   Dividends receivable .........................................         2,909
   Interest receivable ..........................................         2,105
   Receivable for investments sold ..............................       620,190
   Receivable for beneficial interest for contributions .........        11,055
   Deferred organization costs ..................................        28,022
                                                                    -----------
            Total assets ........................................    16,273,247
                                                                    -----------
Liabilities:
   Payable for investments purchased ............................       592,592
   Payable to beneficial interest for withdrawals ...............         1,904
   Investment management fees payable ...........................         8,527
   Custody and portfolio accounting fees payable ................        17,290
   Administrative agent fees payable ............................         9,185
   Organization costs payable ...................................        29,142
   Other accrued expenses .......................................        38,351
                                                                    -----------
            Total liabilities ...................................       696,991
                                                                    -----------
            Net assets ..........................................   $15,576,256
                                                                    ===========
Net Assets:
   Applicable to beneficial interests ...........................   $15,576,256
                                                                    ===========
   Cost of investments ..........................................   $11,383,317
                                                                    ===========

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                      Year Ended
                                                                      August 31,
--------------------------------------------------------------------------------
                                                                           2000
Investment Income:
   Dividend income ..............................................   $    70,736
   Less: Foreign withholding taxes ..............................       (10,610)
                                                                    -----------
     Net dividend income ........................................        60,126
   Interest income ..............................................        39,764
                                                                    -----------
      Total investment income ...................................        99,890
                                                                    -----------
Expenses:
   Investment management fees ...................................       192,297
   Custody and accounting fees ..................................       100,941
   Operations agent fees ........................................        59,883
   Administrative agent fees ....................................        49,583
   Professional fees ............................................        41,058
   Interest expense .............................................        18,314
   Amortization of organization costs ...........................        13,220
   Trustees' fees ...............................................         2,582
   Other expenses ...............................................        14,641
                                                                    -----------
     Total expenses .............................................       492,519
                                                                    -----------
     Expenses in excess of income ...............................      (392,629)
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments,
   Foreign Currencies and Forward Foreign Currency Contracts:
   Net realized gain on:
     Investment transactions ....................................     7,029,641
     Foreign currency transactions and forward foreign
        currency contracts ......................................        31,805
   Net change in unrealized appreciation/depreciation on:
     Investments ................................................    (1,503,278)
     Foreign currency translations and forward foreign
        currency contracts ......................................          (889)
                                                                    -----------
Net Realized and Unrealized Gain on Investments,
   Foreign Currency and Forward Foreign Currency Contracts ......     5,557,279
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ............   $ 5,164,650
                                                                    ===========

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                          For the        For the
                                                       Year Ended     Year Ended
                                                       August 31,     August 31,
--------------------------------------------------------------------------------
                                                             2000           1999
Increase (Decrease) in Net Assets:
Operations: .....................................
   Expenses in excess of income .................   $    (392,629)  $  (335,364)
   Net realized gain on investments,
     foreign currency transactions and forward
     foreign currency contracts .................       7,061,446       499,081
   Net change in unrealized appreciation/
     depreciation on investments,
     foreign currency translations and forward
     foreign currency contracts .................     (1,504,167)     5,583,030
                                                    ------------    -----------
   Net increase in net assets
     resulting from operations ..................      5,164,650      5,746,747
                                                    ------------    -----------
Capital Transactions:
   Proceeds from contributions ..................     42,980,409     22,319,656
   Withdrawals ..................................    (53,468,829)    (8,815,452)
                                                    ------------    -----------
   Net increase (decrease) in net assets
     from capital transactions ..................    (10,488,420)    13,504,204
                                                    ------------    -----------
        Total increase (decrease) in net assets .     (5,323,770)    19,250,951
                                                    ------------    -----------
Net Assets:
   Beginning of year ............................     20,900,026      1,649,075
                                                    ------------    -----------
   End of year ..................................   $ 15,576,256    $20,900,026
                                                    ============    ===========

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Financial Highlights

                                        For the          For the      For the Period
                                     Year Ended      Year Ended     Oct. 20, 1997/1/
                                      August 31,      August 31,       to August 31,
------------------------------------------------------------------------------------
                                            2000            1999            1998
Ratios/Supplemental Data:
Net assets, end of period (000's) ....   $15,576         $20,900          $1,649
       Ratio of expenses to average
        net assets before interest
        expense ......................      2.16%           5.72%          15.44%/2/
       Ratio of interest expense
        to average net assets ........      0.02%           0.03%             --
       Ratio of expenses to average
        net assets after interest
        expense ......................      2.18%           5.75%          15.44%/2/
       Ratio of expenses in excess
        of income to average
        net assets ...................     (1.74)%         (5.22)%        (14.46)%/2/
       Portfolio turnover ............       120%            133%             95%

---------
/1/ Commencement of operations.
/2/ Annualized.

See Notes to Financial Statements.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Organization

     Flag Investors Portfolios Trust ("Portfolio Trust") (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of seven separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Japanese Equity Portfolio.

     The investment manager (the "Advisor") of the Portfolio is Deutsche Fund Management, Inc. ("DFM") an indirect subsidiary of Deutsche Bank AG. The investment objective of the Fund is high capital appreciation. The Portfolio began operations on October 20, 1997.

     The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.


NOTE 2 -- Significant Accounting Policies

     When preparing the Portfolio's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Portfolio's significant accounting policies are:

     Valuation of Securities

         Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time

Japanese Equity Portfolio
--------------------------------------------------------------------------------


NOTE 2 -- continued

     when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than

     60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

         Debt securities with a maturity of 60 days or more are valued based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust. At August 31, 2000, there were no fair valued securities.

     Cash

         Deposits held at Investors Bank and Trust Company ("IBT"), the Portfolio's custodian, in a variable rate account are classified as cash.At August 31, 2000 the interest rate was 5.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

     Investment Transactions

         Investment transactions are recorded on a trade date basis. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- continued

     Forward Foreign Currency Contracts

         The Portfolio may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

     Futures Contracts

         The Portfolio may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

     Foreign Currency Translation

         The books and records of the Portfolio are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are trans-

Japanese Equity Portfolio
--------------------------------------------------------------------------------

NOTE 2 -- concluded

     lated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

         Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.


     Federal Income Taxes

         The Portfolio is treated as a partnership under the US Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

     Expenses

         Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolio Trust are allocated among the portfolios based on relative net asset value.

     Deferred Organization Costs

         Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 3 -- Significant Agreements and Transactions with Affiliates

     The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH ("DWS") as investment sub-advisor (the "Sub-Advisor") to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

     Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the averaged daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $23,982. Prior to April 6, 2000, Federated Services Company ("Federated") served as operations agent to the Portfolio and operated under a similar fee structure.

     The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

     The Portfolio Trust entered into an agreement with Investors Bank and Trust Company (Canada) Ltd. ("IBT (Canada)"). Pursuant to that agreement, IBT (Canada) provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an

Japanese Equity Portfolio
--------------------------------------------------------------------------------

NOTE 3 -- concluded

annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations and $40,000 in the third year.

     For the year ended August 31, 2000, affiliates of Deutsche Bank AG received $1,371 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

     The Portfolio participates along with other Flag Investors Funds in a retirement plan for eligible directors.

     Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 4 -- Investment Portfolio Transactions

     Cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended August 31, 2000 were as follows:

         Purchases
         US Government ......................................   $        --
         Non-US Government ..................................    26,675,538
                                                                -----------
         Total ..............................................   $26,675,538
                                                                ===========

         Sales
         US Government ......................................   $        --
         Non-US Government ..................................    37,372,647
                                                                -----------
         Total ..............................................   $37,372,647
                                                                ===========

     On August 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess value over tax cost was $4,061,851 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $228,604.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

Note 5 -- Line of Credit Agreement

     The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 10% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 2000, the Portfolio periodically utilized the line of credit and incurred interest expense as disclosed in the Statement of Operations. The weighted average interest rate paid by the Portfolio was 6.11% and the maximum and average amounts of the loans outstanding during the borrowing period were $8,328,177 and $1,272,345, respectively. At August 31, 2000, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio Trust during the year were $1,622.


NOTE 6 -- Forward Foreign Currency Contracts

     The following contracts were open at August 31, 2000:


                       In Exchange                   Contract
                            for US    Settlement        Value       Unrealized
Purchase                   Dollars          Date       (US $)     Depreciation
--------                   -------          ----       ------     ------------
Japanese Yen              $354,264        9/1/00     $354,441             $177
Japanese Yen                64,865        9/5/00       64,826              (39)
Japanese Yen               173,693       9/11/00      173,767               74
                                                                 -------------
                                                                          $212



                       In Exchange                   Contract
                            for US    Settlement        Value       Unrealized
Sale                       Dollars          Date       (US $)     Depreciation
--------                   -------          ----       ------     ------------
Japanese Yen              $619,987        9/1/00     $620,296            $(309)

Japanese Equity Portfolio
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Note 7 -- Off-Balance Sheet Risk and Concentration of Credit Risk

     The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

     Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

Japanese Equity Portfolio
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Flag Investors Portfolios Trust and
Beneficial Interest Holders of Japanese Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japanese Equity Portfolio (one of the portfolios constituting a series of Flag Investors Portfolios Trust, formerly Deutsche Portfolios, hereafter referred to as the "Portfolio") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 13, 2000

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    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding other Flag Investors funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

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